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Reference Guide

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material under §240.14a-12

U.S. Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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The Power of **Possible**

2016 Proxy Statement

usbancorp

March 8, 2016

Fellow Shareholders:

U.S. Bancorp is in the business of "making possible happen." Every single day. 67,000 committed bankers. We make possible happen for our shareholders, our customers, our communities, and each other. It is what our brilliant red shield represents: The Power of Possible.

We make possible happen for our shareholders by delivering consistent, predictable, repeatable, industry-leading financial results. And, by returning capital and running a trustworthy and reputable banking business, our shareholders know that we will do it well and we will do it right. That's why we were named one of the World's Most Ethical Companies™ in 2015 by the Ethisphere Institute — the largest U.S.-based bank to ever make the list. And, we returned to Ethisphere's list in 2016.

I am extremely proud of the remarkable financial performance that U.S. Bancorp delivered in 2015 and the value we created for our shareholders. Remarkable, because it was a year underscored by persistent and historically low interest rates, modest economic growth, increasing regulatory requirements, and rapidly evolving customer needs and expectations. More than any year in recent history, 2015 required strong management focus and conviction as we balanced decisions about operating efficiencies with opportunities for investing in future growth.

U.S. Bancorp rose to that challenge, delivering record net income and record diluted EPS for the year and returned 72 percent of our 2015 earnings back to shareholders through dividends and share buybacks. In addition, our return on average assets (ROA), return on average equity (ROE), and efficiency ratio continue to lead the industry.

At U.S Bancorp, leadership starts with our exceptional Board of Directors. I am grateful for their dedication and guidance. They provide us with the confidence and courage to make the best decisions and they represent our shareholders' interests in every action we take. I am also grateful for our Managing Committee, who provide their industry-leading expertise to every decision and turn day-to-day management into moments for everyday excellence.

I hope to see you at our 2016 annual meeting of shareholders on Tuesday, April 19, 2016, in Denver. Whether or not you plan to attend the meeting, please vote as promptly as possible to make sure your vote is counted. Every shareholder vote is important.

Sincerely,

Richard K. Davis
 Chairman and Chief Executive Officer

March 8, 2016

Fellow Shareholders:

It is a great honor to serve as the Lead Director of our Board of Directors, a position I have held since January 2014. As Lead Director, I am focused on the obligations that our Board owes to you, our shareholders. One of the Board's most important obligations is to oversee the work our company does to deliver excellent financial results and to return capital to our investors, always making sure that this work is done responsibly and with the utmost integrity.

My duties as Lead Director are detailed in the attached proxy statement, and they include setting the agenda for our Board meetings, approving information sent from management to the Board, and meeting independently with representatives of various regulatory bodies that oversee our company and its operations. I also have regular contact with the CEO and other members of the Managing Committee, and I advise the chairs of our Board committees regarding the in-depth policy work those committees undertake.

We are continuously evaluating and improving our corporate governance practices, which are described in the proxy statement. After listening carefully to the views of our shareholders, the Board was pleased to adopt a proxy access bylaw recently with a "3/3/20/20" structure. This bylaw gives a shareholder or group of up to 20 shareholders that has held at least 3% of our company's stock for at least three years the ability to nominate up to 20% of the Board (but at least two directors) and have those nominees appear in our proxy statement, subject to notice and other specific requirements. We believe that the bylaw we adopted represents a balanced approach to a very complex issue and effectively serves the interests of all of our shareholders.

Our Board maintains its commitment to excellence through rigorous annual assessments and thoughtful selection of Board candidates who have a great diversity of skills, experiences and viewpoints. We elected three new directors in the past year — Warner L. Baxter, Marc N. Casper and Karen S. Lynch — each of whom brings fresh perspectives and new areas of expertise to our Board. We also said good-bye to Jerry W. Levin when he stepped down from the Board last May, and we will recognize Joel W. Johnson and Patrick T. Stokes when they retire at the annual meeting. Jerry, Joel and Pat have all been dedicated stewards of our shareholders' interests for many years, and we are grateful for their service.

I want to emphasize to all our shareholders that the Board is committed to the highest levels of ethics and integrity. U.S. Bancorp Chairman and CEO, Richard K. Davis, was named to the Ethisphere Institute's 100 Most Influential People in Business Ethics in 2015. This is a tremendous recognition, and we are proud of Richard and his personal commitment to integrity. We are even more proud of the 67,000 men and women who embrace this culture of integrity every day and work tirelessly to create value for shareholders, customers, and our communities — the right way.

It is a privilege to work with my fellow directors on behalf of our shareholders, and I look forward to continuing to serve you during 2016.

Sincerely,

Arthur D. Collins, Jr.
 Lead Director

800 Nicollet Mall
Minneapolis, Minnesota 55402
651.466.3000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF U.S. BANCORP

Date and Time:	Tuesday, April 19, 2016, at 11:00 a.m., local time
Place:	Sheraton Denver Downtown Hotel Grand Ballroom 1550 Court Place Denver, CO 80202
Items of Business:	1.	The election of 14 directors named in the proxy statement
	2.	The ratification of the selection of Ernst & Young LLP as our independent auditor for the 2016 fiscal year
	3.	An advisory vote to approve the compensation of our executives disclosed in this proxy statement
	4.	A shareholder proposal seeking the adoption of a policy requiring that the Chairman of the Board be an independent director
	5.	A shareholder proposal seeking the adoption of a policy requiring senior executives to retain a significant percentage of shares acquired as equity compensation
	6.	Any other business that may properly be considered at the meeting or any adjournment of the meeting
Record Date:	You may vote at the meeting if you were a shareholder of record at the close of business on February 23, 2016.
Voting by Proxy:
It is important that your shares be represented and voted at the meeting. You may vote your shares by Internet or telephone by no later than 11:59 p.m., Eastern time, on April 18, 2016 (or April 14, 2016, for shares held in the U.S. Bank 401(k) Savings Plan), as directed in the proxy materials. If you received a printed copy of the proxy materials, you may also complete, sign and return the enclosed proxy card or voting instruction form by mail. Voting in any of these ways will not prevent you from attending or voting your shares at the meeting. We encourage you to vote by Internet or telephone to reduce mailing and handling expenses.
Internet Availability of Proxy Materials:	Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 19, 2016: Our proxy statement and 2015 Annual Report are available at www.proxyvote.com.

By Order of the Board of Directors

James L. Chosy
 Secretary

March 8, 2016

Proxy Statement Table of Contents

Proxy Summary

Proxy Summary

This summary highlights information described in more detail elsewhere in this proxy statement. It does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. For more complete information about our company's 2015 performance, please review our 2015 Annual Report on Form 10-K.

2016 Annual Meeting of Shareholders

Date and Time:	Tuesday, April 19, 2016, at 11:00 a.m. local time
Place:	Sheraton Denver Downtown Hotel Grand Ballroom 1550 Court Place Denver, CO 80202
Record Date:	February 23, 2016

Voting Matters and Board Recommendations

Proposal		Board Recommendation	For More Information

Proposal 1 —	The election of 14 directors named in the proxy statement	"FOR" all nominees	Page 5

Proposal 2 —	The ratification of the selection of Ernst & Young LLP as our independent auditor for the 2016 fiscal year	"FOR"	Page 61

Proposal 3 —	An advisory vote to approve the compensation of our executives disclosed in this proxy statement	"FOR"	Page 62

Proposal 4 —	A shareholder proposal seeking the adoption of a policy requiring that the Chairman of the Board be an independent director	"AGAINST"	Page 63

Proposal 5 —	A shareholder proposal seeking the adoption of a policy requiring senior executives to retain a significant percentage of shares acquired as equity compensation	"AGAINST"	Page 65

How to Cast Your Vote

The Board of Directors of U.S. Bancorp is soliciting proxies for use at the annual meeting of shareholders to be held on April 19, 2016, and at any adjournment or postponement of the meeting. The proxy materials were first made available to shareholders on or about March 8, 2016.

Your vote is important! Please cast your vote and play a part in the future of U.S. Bancorp.

Even if you plan to attend our annual meeting in person, please cast your vote as soon as possible by:

Internet www.proxyvote.com	Telephone	Mail

The voting deadline is 11:59 p.m., Eastern time, on April 18, 2016 (or April 14, 2016, for shares held in the U.S. Bank 401(k) Savings Plan). For details on how to cast your vote, see "Questions and Answers about the Annual Meeting and Voting."

1	U.S. Bancorp 2016 Proxy Statement

Proxy Summary

Director Nominees

Name	Age	Director Since	Primary Occupation	Committee Memberships	Independent
Douglas M. Baker, Jr.	57	2008	Chairman and Chief Executive Officer, Ecolab Inc.	G (Chair), RM, E

Warner L. Baxter	54	2015	Chairman, President and Chief Executive Officer, Ameren Corporation	A, CR

Marc N. Casper	47	2016	President and Chief Executive Officer, Thermo Fisher Scientific, Inc.	A, CR

Arthur D. Collins, Jr. Lead Director	68	1996	Retired Chairman and Chief Executive Officer, Medtronic, Inc.	C, G, E

Richard K. Davis	58	2006	Chairman and Chief Executive Officer, U.S. Bancorp	E (Chair), RM	CEO

Kimberly J. Harris	51	2014	President and Chief Executive Officer, Puget Energy, Inc. and Puget Sound Energy, Inc.	CR (Chair), G, E

Roland A. Hernandez	58	2012	Founding Principal and Chief Executive Officer, Hernandez Media Ventures	A (Chair), CR, E

Doreen Woo Ho	68	2012	Commissioner, San Francisco Port Commission	A, RM

Olivia F. Kirtley	65	2006	Business Consultant	C, RM

Karen S. Lynch	53	2015	President, Aetna Inc.	CR, RM

David B. O'Maley	69	1995	Retired Chairman, President and Chief Executive Officer, Ohio National Mutual Holdings, Inc. and Ohio National Financial Services, Inc.	C (Chair), G, E

O'dell M. Owens, M.D., M.P.H.	68	1991	Medical Director, Cincinnati Health Department	CR, C

Craig D. Schnuck	67	2002	Former Chairman and Chief Executive Officer, Schnuck Markets, Inc.	G, RM

Scott W. Wine	48	2014	Chairman and Chief Executive Officer, Polaris Industries Inc.	A, C

A	Audit Committee	G	Governance Committee
CR	Community Reinvestment and Public Policy Committee	RM	Risk Management Committee
C	Compensation and Human Resources Committee	E	Executive Committee

U.S. Bancorp 2016 Proxy Statement	2

Proxy Summary

2015 Performance and Compensation Highlights

Strong Corporate Performance

Our superior performance during 2015 included the following achievements:

  ▶
  We remained the top performer in our peer group in the common industry performance measures of return on average assets, return on average common equity, and efficiency ratio.

  ▶
  We achieved record net income of $5.9 billion.

  ▶
  We returned 72% of our earnings to our shareholders through dividends and share buybacks.

  ▶
  We continued to make strategic investments to position our company for sustainable long-term growth.

Sound Compensation Practices

Our executive officer compensation varies from year to year because it is directly linked to achievement of targets we have set in our financial plans. This compensation program includes many strong "pay for performance" and prudent risk management features, such as:

  ▶
  The annual cash incentive payouts for our Chief Executive Officer ("CEO") and other executive officers are based on a formula directly related to the level of achievement of corporate earnings per share and business line pretax income targets.

  ▶
  Three-fourths of the value of the long-term incentive award made to our CEO and other executive officers is in the form of performance-based restricted stock units that are earned based on our absolute (compared to target) and relative (compared to our peers) performance with respect to return on average common equity.

  ▶
  We place significant emphasis on long-term equity incentive pay in order to reinforce a long-term view of performance and enhance the alignment of the goals of our executive officers with those of our shareholders.

  ▶
  We include provisions in our equity award agreements that cancel all or a portion of the vesting of the awards under certain circumstances if it is determined that an executive demonstrated an inadequate sensitivity to risk.

  ▶
  We use formal "risk scorecard" analyses for our senior management, which may result in downward adjustments to annual cash incentive compensation payouts if executives demonstrate inadequate sensitivity to risk, and we have a "clawback" policy that allows us to recoup annual cash incentive payments attributable to incorrectly reported earnings.
3	U.S. Bancorp 2016 Proxy Statement

Proxy Summary

Governance Highlights

Our Board of Directors and management are dedicated to exemplary corporate governance and they recognize that maintaining strong governance is vital to our continued success. Some of our strong governance features include:

  ▶
   Director Independence: Every director other than our CEO is independent, and independent directors comprise 100% of each of the following principal Board committees: Audit, Community Reinvestment and Public Policy, Compensation and Human Resources, and Governance.

  ▶
   Board Leadership: We have a strong independent Lead Director, with broad authority and responsibility over Board governance and operation.

  ▶
   Board Risk Oversight: Our Risk Management Committee oversees our risk management infrastructure and processes.

  ▶
   Proxy Access: A shareholder or group of up to 20 shareholders that has held at least 3% of our company's stock for at least three years is able to nominate up to 20% of the Board (but at least two directors) and have those nominees appear in our proxy statement, subject to notice and other specific requirements in our bylaws.

  ▶
   Majority Voting: Our directors are elected annually by a majority of votes cast in uncontested elections.

  ▶
   Board Evaluations: The Governance Committee annually conducts rigorous Board assessments, including individual director evaluations, which are designed to enhance performance and accountability.

  ▶
   Executive Sessions: Our independent directors meet in executive sessions, without the CEO or any other member of management present, at the end of each regularly scheduled Board meeting, with our Lead Director presiding at these sessions.
U.S. Bancorp 2016 Proxy Statement	4

Proposal 1 — Election of Directors

Proposal 1 — Election of Directors

Our Board of Directors currently has 16 members, and directors are elected annually to one-year terms. Fourteen of our current directors have been nominated for election by the Board to hold office until the 2017 annual meeting and the election of their successors. Joel W. Johnson and Patrick T. Stokes are currently serving as directors but will not stand for re-election at the 2016 annual meeting.

All of the nominees currently serve on our Board, and each of them has previously been elected by the shareholders except for Warner L. Baxter, Marc N. Casper and Karen S. Lynch. Each of the three new directors was recommended to the Governance Committee for consideration by a director search firm. The Board has determined that, except for Richard K. Davis, each nominee for election as a director at the annual meeting is independent from U.S. Bancorp as discussed later in this proxy statement under "Corporate Governance — Director Independence."

Director Selection and Qualifications

Director Nominee Selection Process

The selection process for first-time director candidates includes the following steps:

  ▶
  identification of director candidates by the Governance Committee based upon suggestions from current directors and executive officers and recommendations received from shareholders;

  ▶
  possible engagement of a director search firm to provide names and biographies of director candidates for the Governance Committee's consideration;

  ▶
  interviews of candidates by the Lead Director and other Governance Committee members;

  ▶
  reports to the Board by the Governance Committee on the selection process;

  ▶
  recommendations by the Governance Committee; and

  ▶
  formal nomination by the Board for inclusion in the slate of directors at the annual meeting.

Director candidates recommended by shareholders are given the same consideration as candidates suggested by a search firm, directors or executive officers. A shareholder seeking to recommend a prospective candidate for the Governance Committee's consideration should submit the candidate's name and sufficient written information about the candidate to permit a determination by the Governance Committee whether the candidate meets the director selection criteria set forth below and in our Corporate Governance Guidelines. Recommendations should be sent to the Chair of the Governance Committee in care of the Corporate Secretary of U.S. Bancorp at the address listed on page 75 of this proxy statement.

Director Qualification Standards

We will only consider individuals as candidates for director who possess the highest personal and professional ethics, integrity and values, and who are committed to representing the long-term interests of our shareholders. In evaluating candidates for nomination as a director of U.S. Bancorp, the Governance Committee will also consider other criteria, including:

  ▶
  current or recent experience as a chief executive officer of a public company or as a leader of another major complex organization;

  ▶
  business and financial expertise;

  ▶
  geography;

  ▶
  experience as a director of a public company;

  ▶
  diversity of gender, ethnicity, viewpoints, background, experience and other demographic factors;

  ▶
  independence;

  ▶
  ability to work in a collegial manner with persons of different education, business and cultural backgrounds;
5	U.S. Bancorp 2016 Proxy Statement

Proposal 1 — Election of Directors
  ▶
  possession of skills and expertise that complement the attributes of the existing directors; and

  ▶
  freedom from conflicts of interest.

For incumbent directors, the Governance Committee also considers the director's attendance, participation in the work of the Board and overall contribution to the Board. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively and should be committed to serving on the Board for an extended period of time. One or more of our directors must possess the education or experience required to qualify as an audit committee financial expert.

2016 Nominees for Director

Our Governance Committee continuously assesses the evolving opportunities and challenges facing our company in order to align the Board's composition with the company's leadership needs. When nominating incumbent and new directors, our Governance Committee considers, among other things:

  ▶
   Business Experience:  Our Governance Committee considers the balance of business experience represented on the Board. Many of our directors have had experience as a chief executive officer of a large publicly held or private corporation. This background provides experience in risk assessment, corporate governance matters and interaction between management and the board of directors. It also provides experience in general management of large organizations, and oversight of finance, marketing, and execution of corporate strategy. Many of our directors have current or recent experience as a director of another large publicly held or private company, which also provides valuable experience in addressing complex governance and business issues relevant to our company. Given the current demands placed on our industry, the Governance Committee also places a high value on risk management expertise and leadership experience in a highly regulated environment.

  ▶
   Diversity:  Our Governance Committee regularly reviews the composition of the Board in light of the backgrounds, industries, skills, professional experience, geographic communities, gender, race, ethnicity and other personal qualities and attributes represented by our current members. The Governance Committee also reviews Board self-evaluations and information with respect to the business and professional expertise represented by current members in order to identify any specific skills and backgrounds desirable in future Board members. The Governance Committee incorporates this broad view of diversity into its director nomination process by taking into account all of the above factors when evaluating and recommending director nominees to serve on the Board to ensure that the Board's composition as a whole appropriately reflects the current and anticipated needs of the Board and the company. In implementing this practice, the Governance Committee may place more emphasis on attracting or retaining directors with certain specific skills or experience, such as industry, regulatory, public policy, accounting or financial expertise, depending on the business strategy and environment and the composition of the Board at the time.

  ▶
   Tenure:  Our Governance Committee also believes that it is important to maintain a balance of tenure on the Board, in order to include the business, industry and governance experience of longer-serving directors; the fresh perspectives contributed by new directors; and the value of continuity as Board composition changes. Our Governance Committee approaches its task of recommending candidates for election or re-election with the goal of having a mix of directors with long, medium and short tenures on the Board. Our Board has experienced a measured rate of refreshment in recent years, including the addition of three new directors and the resignation of one director in the past year. In accordance with the Board's director transition policy, described below under "Corporate Governance — Director Policies," the Governance Committee did not nominate two of our current directors to stand for re-election in 2016 because they had each reached the age of 72. The Governance Committee believes that the recent rate of refreshment is appropriate for our Board and company at this time.

Each of our director nominees meets the qualification standards described above and in our Corporate Governance Guidelines and has agreed to serve as a director if elected. Proxies may not be voted for more than 14 directors. If, for any reason, any nominee becomes unable to serve before the election, the persons named as proxies will vote your shares for a substitute nominee selected by the Board of Directors. Alternatively, the Board of Directors, at its option, may reduce the number of directors that are nominated for election. In addition, as described below under "Corporate

U.S. Bancorp 2016 Proxy Statement	6

Proposal 1 — Election of Directors

Governance — Majority Vote Standard for Election of Directors," each of the nominees has tendered his or her contingent resignation as a director in accordance with our Corporate Governance Guidelines to be effective if he or she fails to receive the required vote for election to the Board and the Board accepts the tendered resignation.

Included below is certain information that the director nominees have provided as well as additional information that the Board considered in nominating them. Board service dates listed include service as directors of U.S. Bancorp's predecessor companies.

Douglas M. Baker, Jr. Director since 2008 Committees ▶ Chair, Governance ▶ Risk Management ▶ Executive	Business Experience: Mr. Baker, 57, is the Chairman and Chief Executive Officer of Ecolab Inc., a provider of water and hygiene services and technologies for the food, hospitality, industrial and energy markets. He has served as Chairman since May 2006 and Chief Executive Officer since July 2004. He served as President of Ecolab from 2002 until 2011. He joined Ecolab in 1989 and held various leadership positions within the company before being named President and Chief Operating Officer in 2002.

Other Directorships:

▶

Ecolab Inc. since 2004 (Chairman; Safety, Health and Environment Committee)

▶

Target Corporation since 2013 (Lead Director; Human Resources and Compensation and Nominating and Governance Committees)

Skills and Qualifications:

▶

Chief Executive Experience: Mr. Baker provides the valuable perspective gained from leading a company through the current economic and corporate governance environment as the CEO of an S&P 500 industrial company with global operations.

▶

Corporate Governance: Mr. Baker's experience leading public company boards, including as Chairman of Ecolab and Lead Director of Target, provides valuable corporate governance expertise to our Board.

Warner L. Baxter Director since 2015 Committees ▶ Audit ▶ Community Reinvestment and Public Policy	Business Experience: Mr. Baxter, 54, is the Chairman, President and Chief Executive Officer of Ameren Corporation, a regulated electric and gas utility company serving customers in Missouri and Illinois. He has served in these positions since 2014. Mr. Baxter served as Chairman, President and Chief Executive Officer of Ameren Missouri from 2009 to 2014 and as Executive Vice President and Chief Financial Officer of Ameren Corporation from 2003 to 2009. In addition, he also served as President and Chief Executive Officer of Ameren Services from 2007 to 2009.

Other Directorships:

▶

Ameren Corporation since 2014 (Chairman)

▶

UMB Financial Corporation from 2013 to 2015

Skills and Qualifications:

▶

Chief Executive Experience: Mr. Baxter's experience as a current CEO of a Fortune 500 company provides valuable leadership insight to the Board.

▶

Risk Management: As the current President and CEO of a company in a critical infrastructure industry, Mr. Baxter brings valuable risk management expertise to our Board of Directors.

▶

Regulated Industry Expertise: As the current President and CEO of a company in a highly regulated industry, Mr. Baxter provides valuable perspective on regulatory and business challenges facing our company.

▶

Financial Reporting and Accounting: Through his past experience as the Chief Financial Officer and Controller of a large publicly-traded company, Mr. Baxter brings extensive financial reporting and accounting expertise to our Board.

7	U.S. Bancorp 2016 Proxy Statement

Proposal 1 — Election of Directors

Marc N. Casper Director since 2016 Committees ▶ Audit ▶ Community Reinvestment and Public Policy	Business Experience: Mr. Casper, 47, is the President and Chief Executive Officer of Thermo Fisher Scientific Inc., a leader in life sciences and healthcare technologies. He has served as President and Chief Executive Officer since 2009. He served as Executive Vice President and Chief Operating Officer from 2008 to 2009 and Executive Vice President of Thermo Fisher and President of its Analytical Technologies business from 2006 to 2009. He joined Thermo Electron Corporation, a predecessor to Thermo Fisher Scientific, in 2001 and held various leadership positions within that company before being named Executive Vice President of Thermo Fisher in 2006.

Other Directorships:

▶

Thermo Fisher Scientific Inc. since 2009

▶

Zimmer Holdings, Inc. from 2009 to 2013

Skills and Qualifications:

▶

Chief Executive Experience: Mr. Casper's experience as the CEO of a large life sciences and healthcare technologies company gives him broad and valuable leadership experience.

▶

Regulated Industry Expertise: Mr. Casper's experience as the leader of a company in a heavily regulated industry gives him valuable insight on regulatory challenges.

Arthur D. Collins, Jr. Director since 1996 Lead Director Committees ▶ Compensation and Human Resources ▶ Governance ▶ Executive	Business Experience: Mr. Collins, 68, is the retired Chairman and Chief Executive Officer of Medtronic, Inc., a leading medical device and technology company. Mr. Collins served as Chairman of Medtronic from 2002 until August 2008 and Chief Executive Officer from 2002 until August 2007. Mr. Collins served as President of Medtronic from 1996 to 2002 and also as Chief Operating Officer from 1994 to 2002. Since April 2009, Mr. Collins has acted as a senior advisor for Oak Hill Capital Partners, which manages a private equity portfolio of over $8 billion of private equity capital and over $20 billion of investment capital.

Other Directorships:

▶

Cargill, Incorporated since 2000 (Human Resources Committee Chair; Governance, Audit and Executive Committees)

▶

The Boeing Company since 2007 (Compensation Committee Chair; Governance, Organization and Nominating Committee)

▶

Alcoa Inc. since 2010 (Audit and Compensation and Benefits Committees)

Skills and Qualifications:

▶

Chief Executive Experience: Mr. Collins's experience as CEO of Medtronic gives him a broad perspective on a variety of complex business and financial issues that is valuable in his service on our Board.

▶

Corporate Governance: Mr. Collins's experience on the boards of several large public companies has given him corporate governance expertise that is particularly valuable in his role as Lead Director of our Board.

▶

Regulated Industry Expertise: Mr. Collins gained extensive regulated industry expertise through his service as Chairman and CEO of a medical device and technology company.

U.S. Bancorp 2016 Proxy Statement	8

Proposal 1 — Election of Directors

Richard K. Davis Director since 2006 Chairman Committees ▶ Chair, Executive ▶ Risk Management	Business Experience: Mr. Davis, 58, is Chairman and Chief Executive Officer of U.S. Bancorp. He has served as Chairman since December 2007 and as Chief Executive Officer since December 2006. He also served as President from October 2004 until January 2016 and was the Chief Operating Officer of U.S. Bancorp from October 2004 until December 2006. Mr. Davis has held management positions with our company since joining Star Banc Corporation, one of our predecessors, as Executive Vice President in 1993.

Other Directorships:

▶

Xcel Energy Inc. since 2006 (Lead Director; Finance Committee)

▶

The Dow Chemical Company since 2015 (Audit Committee)

Skills and Qualifications:

▶

Chief Executive Experience: As Chairman and CEO of U.S. Bancorp, Mr. Davis brings to all Board discussions and deliberations deep knowledge of the company and its business.

▶

Financial Services Industry Expertise: Mr. Davis brings to the Board extensive leadership experience and industry knowledge gained as Chairman of the Financial Services Roundtable, as Chairman of The Clearing House, and as representative for the Ninth District of the Federal Reserve, where he served on its Financial Advisory Committee.

▶

Regulated Industry Expertise: Mr. Davis's service as Lead Director of the Xcel Energy board of directors broadens his experience in overseeing management in an industry subject to extensive regulation.

▶

Risk Management: Mr. Davis brings valuable risk management expertise to our Board through his experience leading a large financial services company through the current risk environment, as well as through his leadership of the Board of Directors of Xcel Energy, a company in a critical infrastructure industry.

Kimberly J. Harris Director since 2014 Committees ▶ Chair, Community Reinvestment and Public Policy ▶ Governance ▶ Executive	Business Experience: Ms. Harris, 51, is the President and Chief Executive Officer of Puget Energy, Inc., an energy services holding company, and its subsidiary Puget Sound Energy, Inc., a utility company providing electric and natural gas service in the northwest United States. She has served in these positions since March 2011. Ms. Harris served as President of Puget Energy and Puget Sound Energy from July 2010 through February 2011 and as Executive Vice President and Chief Resource Officer from May 2007 until July 2010. Ms. Harris served as Senior Vice President Regulatory Policy and Energy Efficiency of these companies from 2005 until May 2007.

Other Directorships:

▶

Puget Energy, Inc. and Puget Sound Energy, Inc. since 2011

Skills and Qualifications:

▶

Chief Executive Experience: Ms. Harris's experience as a current CEO provides valuable leadership perspective to our Board of Directors gained by leading a large company through the current economic and regulatory environment.

▶

Risk Management: As the current President and CEO of a company in a critical infrastructure industry, Ms. Harris brings valuable risk management experience to our Board of Directors.

▶

Regulated Industry Expertise: Ms. Harris's experience as the leader of a company in a heavily regulated industry gives her valuable expertise in managing a complex business in the context of an extensive regulatory regime.

9	U.S. Bancorp 2016 Proxy Statement

Proposal 1 — Election of Directors

Roland A. Hernandez Director since 2012 Committees ▶ Chair, Audit ▶ Community Reinvestment and Public Policy ▶ Executive	Business Experience: Mr. Hernandez, 58, is the Founding Principal and Chief Executive Officer of Hernandez Media Ventures, a privately held company engaged in the acquisition and management of media assets. He has served in this capacity since January 2001. Mr. Hernandez served as Chairman of Telemundo Group, Inc., a Spanish-language television and entertainment company, from 1998 to 2000 and as President and Chief Executive Officer from 1995 to 2000.

Other Directorships:

▶

MGM Resorts International since 2002 (Lead Director; Audit Committee Chair; Corporate and Social Responsibility Committee)

▶

Vail Resorts, Inc. since 2002 (Lead Director; Nominating and Governance Committee Chair; Executive and Audit Committees)

▶

Belmond Ltd. (formerly Orient Express Hotels Ltd.) since 2013 (Chairman)

▶

Sony Corporation from 2008 to 2013

▶

The Ryland Group, Inc. from 2001 to 2012

▶

Lehman Brothers Holdings, Inc. from 2005 to 2012

Skills and Qualifications:

▶

Chief Executive Experience: As the Founding Principal and CEO of Hernandez Media Ventures and the former President, CEO and Chairman of a television and entertainment company, Mr. Hernandez has gained business expertise that is particularly relevant to a major consumer bank such as U.S. Bank.

▶

Financial Reporting and Accounting: With his extensive past and current experience on the audit committees of the boards of four public companies, Mr. Hernandez brings broad financial reporting and accounting expertise to our Board.

▶

Corporate Governance: As the Chairman or Lead Director of three public companies, Mr. Hernandez brings to our Board significant expertise in current corporate governance issues and practices.

Doreen Woo Ho Director since 2012 Committees ▶ Audit ▶ Risk Management	Business Experience: Ms. Woo Ho, 68, is a Commissioner of the San Francisco Port Commission, the governing board responsible for the San Francisco, California, waterfront adjacent to San Francisco Bay. She has served on the Port Commission since May 2011 and served as President from 2012 to 2014. Ms. Woo Ho served as President and Chief Executive Officer of United Commercial Bank, a California commercial bank, from September 2009 to November 2009. She served as President of Community Banking at United Commercial from January 2009 to September 2009. Ms. Woo Ho served as Executive Vice President responsible for Enterprise Marketing, Student Loans and Corporate Trust, at Wells Fargo & Company, a diversified financial services company, in 2008. She served as President of the Consumer Credit Group of Wells Fargo from 1998 to 2007. Ms. Woo Ho was also a member of the Wells Fargo Management Committee from 1999 to 2008.

Skills and Qualifications:

▶

Financial Services Industry Expertise: Ms. Woo Ho's over 35 years of commercial and consumer banking experience brings valuable industry experience and knowledge to our Board.

▶

Risk Management: Through her experience as a senior leader in the banking industry, Ms. Woo Ho brings experience identifying, assessing and managing risk exposures of large, complex financial firms.

U.S. Bancorp 2016 Proxy Statement	10

Proposal 1 — Election of Directors

Olivia F. Kirtley Director since 2006 Committees ▶ Compensation and Human Resources ▶ Risk Management (incoming Chair)	Business Experience: Ms. Kirtley, 65, a Certified Public Accountant and Chartered Global Management Accountant, has served as the President of the International Federation of Accountants (IFAC), the global organization for the accountancy profession which facilitates the establishment of international auditing, ethics and education standards, since November 2014. She served as Deputy President of IFAC from 2012 to 2014. Ms. Kirtley has also served as a business consultant on strategic, risk and corporate governance issues since 2000. Prior to 2000, she served as a senior manager at a predecessor to auditing firm Ernst & Young LLP, and as Treasurer, Vice President and Chief Financial Officer at Vermont American Corporation.

Other Directorships:

▶

Res-Care, Inc. since 1998 (Audit Committee Chair; Governance & Nominating Committee)

▶

Papa Johns International, Inc. since 2003 (Audit Committee Chair; Compensation Committee)

Skills and Qualifications:

▶

Financial Reporting and Accounting: Ms. Kirtley's expertise in her field has been recognized in her service as President of IFAC, as well as her past service as Chair of the American Institute of Certified Public Accountants (AICPA) and Chair of the AICPA Board of Examiners.

▶

Risk Management: Ms. Kirtley gained extensive audit, financial reporting, and risk management experience as the Chief Financial Officer of an international company and as a Certified Public Accountant at a large international accounting firm.

▶

Corporate Governance: Ms. Kirtley brings to our Board a deep understanding of a wide range of current governance issues gained by her work as a corporate governance consultant and a faculty member of The Conference Board Directors' Institute.

Karen S. Lynch Director since 2015 Committees ▶ Community Reinvestment and Public Policy ▶ Risk Management	Business Experience: Ms. Lynch, 53, is the President of Aetna Inc., a diversified health care benefits company. She has served as President since 2014. She served as Executive Vice President of Aetna's Local and Regional business from 2013 to 2014 and Executive Vice President of Aetna's Specialty Products business from 2012 to 2013. Ms. Lynch served as President of Magellan Health Services Inc., a health care management company, from 2009 to 2012. Prior to joining Magellan Health, she served in various leadership roles at Cigna Corporation, a global health insurance service company, from 1999 to 2009.

Skills and Qualifications:

▶

Financial Services Industry Expertise: Ms. Lynch's over 24 years of insurance industry experience provides her with valuable financial services industry expertise.

▶

Risk Management: Ms. Lynch contributes valuable risk management expertise in the financial services industry through her experience leading a large health care benefits company.

▶

Financial Reporting and Accounting: Ms. Lynch's past experience as a CPA and public company auditor provides valuable financial reporting and accounting expertise to our Board.

11	U.S. Bancorp 2016 Proxy Statement

Proposal 1 — Election of Directors

David B. O'Maley Director since 1995 Committees ▶ Chair, Compensation and Human Resources ▶ Governance ▶ Executive	Business Experience: Mr. O'Maley, 69, is the retired Chairman, President and Chief Executive Officer of Ohio National Mutual Holdings, Inc. and its subsidiary Ohio National Financial Services, Inc., an intermediate insurance holding company that markets insurance and financial products through its affiliates, including The Ohio National Life Insurance Company. Mr. O'Maley served as Executive Chairman of these companies from November 2010 to May 2012 after serving as Chairman, President and Chief Executive Officer of Ohio National Mutual Holdings and Ohio National Financial Services from 1994 until November 2010. He joined Ohio National in 1992.

Skills and Qualifications:

▶

Chief Executive Experience: Mr. O'Maley's experience as the CEO of a large, complex company provides leadership and management expertise to our Board.

▶

Financial Services Industry Expertise: As the retired Chairman, President and CEO of a large financial services company, Mr. O'Maley brings to our Board discussions expertise in managing regulatory and business challenges facing financial services companies.

▶

Risk Management: Mr. O'Maley brings valuable risk management expertise to our Board through his experience leading a large financial services company.

O'dell M. Owens, M.D., M.P.H. Director since 1991 Committees ▶ Community Reinvestment and Public Policy ▶ Compensation and Human Resources	Business Experience: Dr. Owens, 68, is the Medical Director for the Cincinnati Health Department and has served in this role since November 2015. He previously served as the President of Cincinnati State Technical and Community College, an institution of higher education, from September 2010 until September 2015. Dr. Owens has been a member of the Federal Reserve Bank of Cleveland's Cincinnati Business Advisory Council since 2012. He has also been providing services as an independent consultant in medicine, business, education and work-site employee benefits since 2001 and served as the President and Chairman of the Board for Project GRAD (Graduation Really Achieves Dreams), a national non-profit organization formed to improve inner-city education, from 2001 until 2015. From 2004 to 2010, Dr. Owens also served as Coroner of Hamilton County, Ohio.

Skills and Qualifications:

▶

Community Leadership: Through his experience in public service leadership roles and as the President and Chairman of Project GRAD, Dr. Owens brings a unique perspective to our Board by combining business expertise and leadership with a strong focus on community service and public policy.

U.S. Bancorp 2016 Proxy Statement	12

Proposal 1 — Election of Directors

Craig D. Schnuck Director since 2002 Committees ▶ Governance ▶ Risk Management	Business Experience: Mr. Schnuck, 67, is the former Chairman and Chief Executive Officer of Schnuck Markets, Inc., a regional supermarket chain. He was elected President of Schnuck Markets in 1984 and served as Chief Executive Officer from 1989 until January 2006. He also served as Chairman from January 1991 until December 2006. Mr. Schnuck continued to be active in the Schnuck Markets business as Chair of its Executive Committee from 2007 until 2014 and was named Chairman Emeritus in 2014.

Skills and Qualifications:

▶

Chief Executive Experience: Mr. Schnuck brings to our company substantial leadership experience gained as the long-serving Chairman, CEO and Chair of the Executive Committee of a large, regional food retailer.

▶

Consumer Business Expertise: In addition to leading a large consumer goods business, Mr. Schnuck also served for nine years on the board of governors of the Uniform Code Council, the agency that oversees his industry's most fundamental technologies, serving as Chairman for two terms. This work has given him additional insight into technological innovation in retail business, which is an important focus in various U.S. Bancorp business lines.

Scott W. Wine Director since 2014 Committees ▶ Audit ▶ Compensation and Human Resources	Business Experience: Mr. Wine, 48, is the Chairman and Chief Executive Officer of Polaris Industries Inc., a worldwide manufacturer and marketer of innovative high-performance motorized products. He has served as Chairman since 2013, and Chief Executive Officer since 2008. Mr. Wine served as President of Fire Safety Americas, a division of United Technologies Corporation, from 2007 to 2008. Prior to that time, Mr. Wine held various senior leadership positions at Danaher Corporation and Honeywell International, Inc. from 1996 to 2007.

Other Directorships:

▶

Polaris Industries Inc. since 2008 (Technology Committee)

▶

Terex Corporation since 2011 (Compensation and Governance and Nominating Committees)

Skills and Qualifications:

▶

Chief Executive Experience: Mr. Wine's experience as the Chairman and CEO of a large international manufacturing company gives him broad and valuable experience in a business focused on growing operations within domestic and overseas markets.

▶

Consumer Business Expertise: Mr. Wine contributes to the Board a current perspective on retail business gained from his leadership of a consumer-focused company.

FOR

  The Board of Directors recommends a vote "FOR" election of the 14 director nominees to serve until the next annual meeting and the election of their successors.

13	U.S. Bancorp 2016 Proxy Statement

Corporate Governance

Corporate Governance

Our Board of Directors and management are dedicated to exemplary corporate governance. Good corporate governance is vital to our continued success. Our Board of Directors has adopted Corporate Governance Guidelines to provide a corporate governance framework for our directors and management to effectively pursue our objectives for the benefit of our shareholders. The Board reviews and updates these guidelines and the charters of the Board committees at least annually in response to evolving best practices and the results of annual Board and committee evaluations. Our Corporate Governance Guidelines, as well as our Code of Ethics and Business Conduct, can be found at www.usbank.com by clicking on "About U.S. Bank" and then "Corporate Governance" and then, as applicable, "Corporate Governance Guidelines" or "Code of Ethics."

Director Independence

Our Board of Directors has determined that each of the following directors, comprising all of our non-employee directors, has no material relationship with U.S. Bancorp and is independent: Douglas M. Baker, Jr., Warner L. Baxter, Marc N. Casper, Arthur D. Collins, Jr., Kimberly J. Harris, Roland A. Hernandez, Doreen Woo Ho, Joel W. Johnson, Olivia F. Kirtley, Karen S. Lynch, David B. O'Maley, O'dell M. Owens, M.D., M.P.H., Craig D. Schnuck, Patrick T. Stokes and Scott W. Wine. Richard K. Davis, our only other director, is not independent because he is an executive officer of U.S. Bancorp.

Our Board has adopted a set of standards in our Corporate Governance Guidelines to assist it in assessing the independence of each of our non-employee directors. Absent other material relationships with U.S. Bancorp, a director of U.S. Bancorp who otherwise meets the independence qualifications of the New York Stock Exchange (the "NYSE") listing standards may be deemed "independent" by the Board of Directors after consideration of the relationships between U.S. Bancorp or any of our affiliates and the director or any of his or her immediate family members or other related parties. Our Board deems the following relationships to be categorically immaterial such that they will not, by themselves, affect an independence determination:

  ▶
  a relationship between the company and an organization of which the director or a member of his or her immediate family is an executive officer if that role does not constitute that person's principal occupation;

  ▶
  an ordinary banking relationship readily available from other large financial institutions;

  ▶
  employment by the company of a member of the director's immediate family if that person's annual compensation does not exceed $120,000; and

  ▶
  a relationship between the company and an organization with which the director or a member of his or her immediate family is affiliated if (a) the relationship arises in the ordinary course of both parties' operations and (b) the aggregate annual amount involved does not exceed $120,000.

The only business relationship between U.S. Bancorp and our directors or the directors' related interests that was considered by the Board when assessing the independence of our non-employee directors is the relationship between U.S. Bancorp and Schnuck Markets, Inc., a corporation with which our director Craig D. Schnuck is affiliated. The Board determined that this relationship, which is described later in this proxy statement under the heading "Certain Relationships and Related Transactions — Related Person Transactions," did not impair Mr. Schnuck's independence because the amounts involved are immaterial to Schnuck Markets' gross revenues and the relationship had no unique characteristics that could influence Mr. Schnuck's impartial judgment as a director of U.S. Bancorp.

Board Meetings and Committees

The Board of Directors conducts its business through meetings of the Board and the following standing committees: Audit, Governance, Compensation and Human Resources, Risk Management, Community Reinvestment and Public Policy, and Executive. The standing committees report on their deliberations and actions at each full Board meeting. Each of the standing committees has the authority to engage outside experts, advisors and counsel to the extent it considers appropriate to assist the committee in its work. Each of the standing committees has adopted and operates

U.S. Bancorp 2016 Proxy Statement	14

Corporate Governance

under a written charter. These charters can be found on our website at www.usbank.com by clicking on "About U.S. Bank" and then "Corporate Governance" and then "Board Committees."

The non-employee directors meet in executive session, without the CEO or any other member of management present, at the end of each regularly scheduled Board meeting and may meet without the CEO at any other time. The Lead Director presides over these executive sessions. See "Board Leadership Structure." In addition, the Board holds a session between the CEO and the independent directors at the beginning of each regularly scheduled meeting, which provides a platform for discussions outside the presence of the non-Board management attendees, as well as an opportunity for the independent directors to go into executive session (without the CEO). During each committee meeting, the committees have the opportunity to hold executive sessions without members of management present.

The Board of Directors held eight meetings during 2015. Each director attended at least 75% of the total meetings of the Board and Board committees on which he or she served during the year. The average attendance rate of all directors in 2015 was 98%.

Board Performance Evaluations and Director Education

Our Governance Committee conducts an annual assessment of the Board's performance to determine whether it and its committees are functioning effectively. Each director completes a questionnaire with respect to the Board and each committee on which he or she serves. The chair of the Governance Committee and the Lead Director review all survey responses, and the chairs of the other committees also review the survey responses for their respective committees. The Board and the committees discuss the results of the surveys at their next meeting. In addition, the chair of the Governance Committee annually evaluates each director's contributions to the Board, and the directors each perform a self-evaluation. The Governance Committee chair then has a one-on-one meeting with each director to discuss his or her performance, and reports on those conversations to the full Governance Committee.

We believe that it is of utmost importance that our directors receive additional information and training about issues that are critical to exercising prudent oversight of the management of our company. We have implemented a robust director education program that begins with in-depth training covering our industry, financial reporting, and each of our lines of business, and that continues with special education sessions throughout the year that highlight current business, industry, regulatory and governance topics presented by internal and external experts.

Shareholder Engagement

For the past several years, we have maintained an annual shareholder engagement program to help us better understand the views of our investors. We reach out to many of our largest institutional investors each fall to invite them to speak with us and provide feedback on corporate governance and executive compensation issues. The investors have the opportunity during these meetings to discuss their views on governance or compensation issues of particular importance to them. Management shares the feedback received during these meetings with the Governance Committee and Compensation and Human Resources Committee. The Lead Director (or, in the Lead Director's discretion, the chair of the relevant Board committee) may also be available to meet with shareholders as appropriate. Requests for such a meeting are considered on a case-by-case basis.

15	U.S. Bancorp 2016 Proxy Statement

Corporate Governance

Committee Member Qualifications

All of the Audit Committee members meet the independence and experience requirements of the NYSE and the Securities and Exchange Commission ("SEC"). As part of those requirements, our Board of Directors has determined that each member of the Audit Committee is independent and financially literate, and each of our audit committee financial experts has accounting or other financial management expertise. Our Board of Directors has identified Roland A. Hernandez, our Audit Committee Chair, and Warner L. Baxter, Marc N. Casper, Joel W. Johnson and Scott W. Wine as audit committee financial experts as defined under the rules of the SEC. The Audit Committee charter generally prohibits Audit Committee members from serving on more than two other public company audit committees. Currently, no Audit Committee member exceeds this restriction.

All of the Governance Committee members and Compensation and Human Resources Committee members also meet the independence requirements of the NYSE, including, with respect to the Compensation and Human Resources Committee members, the NYSE's independence requirements specific to members of compensation committees.

Committee Responsibilities

Committee	Primary Responsibilities and Membership

Audit Held 12 meetings during 2015

▶

Assisting the Board of Directors in overseeing the quality and integrity of our financial statements, including matters related to internal controls; our compliance with legal and regulatory requirements; the qualifications, performance and independence of our independent auditor; and the integrity of the financial reporting processes, both internal and external;

▶

appointing, compensating, retaining and overseeing the work of the independent auditor; and

▶

overseeing the internal audit function and approving the appointment and compensation of the Chief Audit Executive.

Current Members: Roland A. Hernandez (Chair), Warner L. Baxter, Marc N. Casper, Doreen Woo Ho, Joel W. Johnson and Scott W. Wine

Governance Held 6 meetings during 2015

▶

Discharging the Board's responsibilities relating to corporate governance matters, including developing and recommending to the Board a set of corporate governance principles;

▶

overseeing succession planning for our CEO;

▶

identifying and recommending to the Board individuals qualified to become directors;

▶

managing the performance review process for our current directors;

▶

reviewing and evaluating significant capital expenditures and potential mergers and acquisitions;

▶

overseeing the evaluation of management; and

▶

making recommendations to the Board regarding any shareholder proposals.

Current Members: Douglas M. Baker, Jr. (Chair), Arthur D. Collins, Jr., Kimberly J. Harris, David B. O'Maley, Craig D. Schnuck and Patrick T. Stokes
U.S. Bancorp 2016 Proxy Statement	16

Corporate Governance

Committee	Primary Responsibilities and Membership

Compensation and Human Resources Held 6 meetings during 2015

▶

Discharging the Board's responsibilities relating to the compensation of our executive officers and non-employee directors;

▶

recommending to the Board for approval executive officer incentive compensation plans and all equity-based incentive plans;

▶

approving other compensation plans, practices and programs applicable to the company's executive officers, including performance goals and objectives;

▶

evaluating and discussing with the appropriate officers of our company the incentives for risk-taking contained in our incentive compensation plans and programs; and

▶

evaluating the CEO's performance and overseeing succession planning for executive officers other than our CEO.

Current Members: David B. O'Maley (Chair), Arthur D. Collins, Jr., Olivia F. Kirtley, O'dell M. Owens, M.D., M.P.H., and Scott W. Wine

Risk Management Held 6 meetings during 2015

▶

Overseeing our overall risk management function, which governs the management of credit, interest rate, liquidity, market, capital, operational, compliance and strategic risk;

▶

reviewing and approving our company's risk appetite statement; and

▶

reviewing and approving the issuance or repurchase of equity securities and other significant financial transactions and equity investments.

Current Members: Patrick T. Stokes (Chair), Douglas M. Baker, Jr., Richard K. Davis, Doreen Woo Ho, Joel W. Johnson, Olivia F. Kirtley, Karen S. Lynch and Craig D. Schnuck

Community Reinvestment and Public Policy Held 4 meetings during 2015

▶

Reviewing and considering our position and practices on matters of public interest and public responsibility and similar issues involving our relationship with the community at large;

▶

reviewing our diversity and inclusion initiatives and progress;

▶

reviewing our activities, performance and compliance with the Community Reinvestment Act and fair lending regulations;

▶

reviewing our reputation-building and brand management activities; and

▶

reviewing our policies and procedures with respect to sustainability and corporate political contributions and related activity.

Current Members: Kimberly J. Harris (Chair), Warner L. Baxter, Marc N. Casper, Roland A. Hernandez, Karen S. Lynch and O'dell M. Owens, M.D., M.P.H.

Executive Held 0 meetings during 2015

▶

The Executive Committee has authority to exercise all powers of the Board of Directors between regularly scheduled Board meetings.

 Current Members: Richard K. Davis (Chair), Arthur D. Collins, Jr. (Lead Director), Douglas M. Baker, Jr., Kimberly J. Harris, Roland A. Hernandez, David B. O'Maley and Patrick T. Stokes

17	U.S. Bancorp 2016 Proxy Statement

Corporate Governance

Risk Oversight by the Board of Directors

As part of its responsibility to oversee the management, business and strategy of our company, the Board of Directors has approved a risk management framework that establishes governance and risk management requirements for all risk-taking activities. This framework includes company- and business-level risk appetite statements that set boundaries for the types and amount of risk that may be undertaken in pursuing business objectives and initiatives.

The Board of Directors oversees management's performance relative to the risk management framework, risk appetite statements, and other policy requirements. While management is responsible for defining the various risks facing our company, formulating risk management policies and procedures, and managing risk exposures on a day-to-day basis, our Board's responsibility is to oversee our company's risk management processes by informing itself concerning our material risks and evaluating whether management has reasonable risk management and control processes in place to address the material risks.

To fulfill its risk oversight responsibility, the Board:

  ▶
  reviews our company's strategic objectives and financial performance in light of its risk appetite;

  ▶
  oversees the amounts and types of risk taken by management in executing the corporate strategy;

  ▶
  oversees management's performance relative to risk management and control of the company's risk-taking activities;

  ▶
  evaluates the role of incentive compensation in managing our company's risk appetite; and

  ▶
  oversees talent management and succession planning.

The Board's risk oversight function is primarily carried out through its committees. As described in the preceding discussion of committee responsibilities:

  ▶
  the Risk Management Committee is primarily responsible for oversight of overall enterprise risk, including credit, interest rate, liquidity, market, capital, operational, compliance and strategic risk;

  ▶
  the Audit Committee is focused on financial statement and accounting risk and internal controls;

  ▶
  the Compensation and Human Resources Committee (the "Compensation Committee") oversees our company's compensation policies and arrangements to ensure that they do not encourage inappropriate levels of risk-taking by management with respect to our company's strategic goals, and to determine whether any of them give rise to risks that are reasonably likely to have a material adverse effect on our company. More information on the evaluation performed by the Compensation Committee is included below in "Compensation Discussion and Analysis — Decision Making and Policies — Risk Considerations in Setting Compensation Plans and Programs";

  ▶
  the Community Reinvestment and Public Policy Committee oversees our company's activities with respect to reputational risk; and

  ▶
  the Governance Committee reviews the responsibilities of each Board committee to ensure that all significant risk categories are addressed by at least one committee. The Governance Committee is also responsible for reviewing significant capital expenditures and potential merger and acquisition transactions.

In addition, the Risk Management and Audit Committees meet annually in joint session to give each committee the opportunity to review the risk areas primarily overseen by the other. Finally, at each meeting of the full Board of Directors, each committee gives a detailed review of the matters it discussed and conclusions it reached during its recent meetings.

U.S. Bancorp 2016 Proxy Statement	18

Corporate Governance

The Board committees carry out their responsibilities using informational reports from management with respect to all risk areas that are relevant and important at the time. The committees must therefore be confident that an appropriate risk monitoring structure is in place at the management level in order to be provided accurate and useful informational reports. The management-level risk oversight structure is robust. Our company relies on comprehensive risk management processes to identify, aggregate and measure, manage, and monitor risks. This system enables the Board of Directors to establish a mutual understanding with management of the effectiveness of our company's risk management practices and capabilities, to review our company's risk exposure and to elevate certain key risks for discussion at the Board level. A framework exists designed to account for the introduction of emerging risks or any increase in risks routinely taken, which would either be largely controlled by the risk limits in place or identified through the frequent risk reporting that occurs throughout our company.

The Executive Risk Committee (the "ERC"), which is chaired by the Chief Risk Officer and which includes the CEO and other members of the executive management team, oversees execution against the risk management framework and risk appetite statements. The ERC meets monthly, and more frequently when circumstances merit, to provide executive management oversight of our risk management framework, assess appropriate levels of risk exposure and actions that may be required for identified risks to be adequately mitigated, promote effective management of all risk categories, and foster the establishment and maintenance of an effective risk culture. The ERC members manage large, sophisticated groups within our company that are dedicated to controlling and monitoring risk to the levels deemed appropriate by the Board of Directors and executive management. These individuals, together with our company's controller, treasurer and others, also provide the Board's committees with the information the committees need and request in order to carry out their oversight responsibilities.

The ERC focuses on current and emerging risks, including strategic and reputational risks, directing timely and comprehensive actions. The following senior operating committees have also been established, each responsible for overseeing a specified category of risk; except for the Incentive Review Committee, which reports to the Compensation Committee of the Board of Directors, all of these committees report to the ERC:

  ▶
  the Operational Risk Committee provides direction and oversight of the company's operational risk management framework and corporate control programs, including significant operational risk events;

  ▶
  the Compliance Risk Management Committee provides direction regarding the management of compliance risk to the company's business lines and risk management programs and shares institutional knowledge regarding compliance risk management and mitigation across the company;

  ▶
  the Enterprise Financial Crimes Compliance Operating Committee is responsible for the management and implementation of the company's program on enterprise financial crimes across business lines to ensure a consistent control infrastructure and culture of compliance throughout the company;

  ▶
  the Executive Credit Management Committee ensures that products that have credit risk are supported by sound credit practices; reviews asset quality, trends, portfolio performance statistics and loss forecasts; and reviews and adjusts credit policies accordingly;

  ▶
  the Asset and Liability Management Committee ensures that the policies, guidelines and practices established to manage our financial risks, including interest rate risk, market risk, liquidity risk, operations risk and capital adequacy, are followed;

  ▶
  the Incentive Review Committee reviews and evaluates all of our company's incentive compensation programs and policies for risk sensitivity and mitigation;
19	U.S. Bancorp 2016 Proxy Statement

Corporate Governance
  ▶
  the Enterprise IT Governance Committee ensures that delivery of the company's information technology services, including information security and business continuity, are aligned with the company's priorities and risk appetite;

  ▶
  the International Risk Oversight Committee is responsible for overseeing the company's foreign operations and cross-border activity;

  ▶
  the Disclosure Committee assists the CEO and the Chief Financial Officer ("CFO") in fulfilling their responsibilities for oversight of the accuracy and timeliness of the disclosures made by the company;

  ▶
  the Basel Steering Committee provides oversight of the company's compliance with the Basel Standardized Approach and other related capital regulation; and

  ▶
  the Reputation Risk Oversight Committee is dedicated to the oversight of risk associated with activities and issues that may negatively impact the reputation of the company.

The company's Board and management-level committees are supported by a "three lines of defense" model for establishing effective checks and balances. The first line of defense, the business lines, manages risks in conformity with established limits and policy requirements. In turn, business leaders and their risk officers establish programs to ensure conformity with these limits and policy requirements. The second line of defense, which includes the Chief Risk Officer's organization as well as policy and oversight activities of corporate support functions, translates risk appetite and strategy into actionable risk limits and policies. The second line of defense monitors the conformity of the first line of defense with limits and policies, and provides reporting and escalation of emerging risks and other concerns to senior management and the Risk Management Committee of the Board of Directors. The third line of defense, internal audit, is responsible for providing the Audit Committee and senior management with independent assessment and assurance regarding the effectiveness of the company's governance, risk management, and control processes. Management provides various risk reports to the Risk Management Committee of the Board of Directors.

Board Leadership Structure

Our Board has carefully considered the critical issue of Board leadership. In the context of risk management, the leadership of each of the committees that is primarily responsible for risk management is vested in an independent committee chair. With regard to the leadership of the meetings of the full Board, our Board of Directors has adopted a flexible policy regarding the issue of whether the positions of Chairman and CEO should be separate or combined. This policy allows the Board to determine whether our company is best served at any particular time by having the CEO or another director hold the position of Chairman. If the position of Chairman is not held by an independent director, the independent directors elect a Lead Director with authority and responsibility similar to that of an independent Chairman.

Mr. Davis currently serves as Chairman and as CEO. The Board believes there are a number of important advantages to combining the positions of Chairman and CEO at this time. Critically, our current structure most effectively utilizes Mr. Davis's extensive experience and knowledge regarding our company and provides for the most efficient leadership of our Board and company. Mr. Davis, who has more than 21 years of experience at U.S. Bancorp, including 11 years as President and 9 years as CEO, has the knowledge, expertise and experience to understand and clearly articulate to the Board the opportunities and risks facing U.S. Bancorp and to lead discussions on important matters affecting our business. The Board believes that combining the CEO and Chairman positions creates a firm link between management and the Board and helps the Board respond quickly and effectively to the many business, market and regulatory challenges resulting from the rapidly changing financial services industry. Mr. Davis's service as Chairman also provides clarity of leadership for our company and more effectively allows our company to present its vision and strategy with a unified voice. The Board has also considered the views of our shareholders on this issue — expressed in conversations with some of our largest investors in our annual shareholder engagement program and in the voting results on the shareholder proposal made the last three years to adopt a policy that the Chairman be an independent director — which support the Board's determination that our current leadership structure is appropriate for our company at this time.

U.S. Bancorp 2016 Proxy Statement	20

Corporate Governance

Role of Lead Director

Although the Board believes that it is more effective to have one person serve as the Chairman and CEO at this time, it also recognizes the importance of strong independent leadership on the Board. Accordingly, it has reaffirmed the strong role of the Lead Director, who has the following responsibilities and authority:

▶
 lead executive sessions of the Board's independent or non-management directors, and preside at any session of the Board where the Chairman is not present;
▶
 act as a regular communication channel between our independent directors and the CEO;
▶
 approve the Board meeting agendas;
▶
 approve Board meeting schedules to ensure there is sufficient time for discussion of all agenda items;
▶
 approve information sent from management to the Board;
▶
 at the request of the CEO or the Board, be the representative of the independent directors in discussions with our major shareholders regarding their concerns and expectations;
▶
may call special Board meetings or special meetings of the independent directors;
▶
 approve, on behalf of the Board, the retention of consultants who report directly to the Board;
▶
 assist the Board and company officers in assuring compliance with and implementation of our Corporate Governance Guidelines;
▶
 advise the independent Board committee chairs in fulfilling their designated roles and responsibilities to the Board;
▶
 review shareholder communications addressed to the full Board or to the Lead Director;
▶
 interview all Board candidates and make recommendations to the Governance Committee and the Board; and
▶
 communicate, as appropriate, with the company's regulators.

The powers and duties of the Chairman and Lead Director differ primarily in that the Chairman presides over the normal business portion of the meetings of the Board. Since the Lead Director may call for an executive session of independent directors at any time, and has the sole authority to approve meeting agendas and the information provided to directors for Board meetings, the Board does not believe that the fact that he does not preside over the normal Board meeting business sessions limits the ability of the Board to have open exchanges of views, or to address any issues the Board chooses, independently of the Chairman. In addition, much of the in-depth work of the Board is conducted through its committees, none of which, other than the Executive Committee, is chaired by the Chairman of the Board.

The Lead Director is elected by the independent directors upon the recommendation of the Governance Committee. Arthur D. Collins, Jr. has served as Lead Director since January 2014. Mr. Collins is actively engaged as Lead Director and works closely with Mr. Davis on Board matters. The Lead Director is elected annually with the expectation that he or she will generally serve three, and may serve up to five, consecutive terms.

Majority Vote Standard for Election of Directors

Our bylaws provide that in uncontested elections a nominee for director will be elected to the Board if the number of votes cast "FOR" the nominee's election exceeds the number of votes cast "AGAINST" that nominee's election. The voting standard for directors in a contested election is a plurality of the votes cast at the meeting.

Our Corporate Governance Guidelines provide that director nominees must submit a contingent resignation in writing to the Governance Committee, which becomes effective if the director fails to receive a sufficient number of votes for

21	U.S. Bancorp 2016 Proxy Statement

Corporate Governance

re-election at the annual meeting of shareholders and the Board accepts the resignation. The Board will nominate for election or re-election as director only candidates who have tendered such a contingent resignation.

Our Corporate Governance Guidelines further provide that if an incumbent director fails to receive the required vote for re-election, our Governance Committee will act within 90 days after certification of the shareholder vote to determine whether to accept the director's resignation, and will submit a recommendation for prompt consideration by the Board. The Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding his or her resignation. The Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director's resignation.

If each member of the Governance Committee fails to receive the required vote in favor of his or her election in the same election, then those independent directors who did receive the required vote will appoint a committee amongst themselves to consider the resignations and recommend to the Board whether to accept them. However, if the only directors who received the required vote in the same election constitute three or fewer directors, all directors may participate in the decision regarding whether to accept the resignations.

Each director nominee named in this proxy statement has tendered an irrevocable, contingent resignation as a director in accordance with our Corporate Governance Guidelines, which resignation will become effective if he or she fails to receive the required vote for election at the annual meeting and the Board accepts his or her resignation.

Director Policies

Policy Regarding Service on Other Boards

Our Board of Directors has established a policy that restricts our directors from serving on the boards of directors of more than three public companies in addition to their service on our Board of Directors unless the Board determines that such service will not impair their service on our Board. Currently, no director exceeds this restriction.

Policy Regarding Attendance at Annual Meetings

Board members are expected to attend all annual meetings of shareholders in person. All of our then-current directors attended last year's annual meeting of shareholders.

Director Transition Policy

Our Board annually reviews each director's contributions to the Board and considers each director's effectiveness and the composition of the Board during the annual review process. The Board believes that any director's continued service on the Board should also be evaluated for continued appropriateness in each of the following circumstances: the director has a change in employment or other major responsibilities, an employee director ceases to be a company employee, and the director reaches the age of 72.

Succession Planning and Management Development

A primary responsibility of the Board is planning for succession with respect to the positions of Chairman of the Board and CEO, as well as overseeing succession planning for other senior management positions. The Board's process targets the building of enhanced management depth, considers continuity and stability within our company, and responds to our company's evolving needs and changing circumstances. Toward that goal, the executive talent development and succession planning process is integrated into the Board's annual activities.

The Board works with the Governance Committee to evaluate a number of potential internal and external candidates as successors to the CEO, and considers emergency, temporary as well as long-term succession. The Compensation Committee is responsible for reviewing succession planning for executive officer positions other than the CEO. The CEO makes available to the Board his or her recommendations and evaluations of potential successors, along with a review of any development plans recommended for those individuals.

U.S. Bancorp 2016 Proxy Statement	22

Certain Relationships and Related Transactions

Certain Relationships and Related Transactions

Related Person Transactions

Lending Transactions

During 2015, U.S. Bancorp and our banking and investment subsidiaries engaged in transactions in the ordinary course of business with some of our directors, executive officers and the persons that we know beneficially owned more than 5% of our common stock on December 31, 2015, and the entities with which they are associated. All loans and loan commitments and any transactions involving other financial products and services in connection with these transactions were made in the ordinary course of business, on substantially the same terms, including current interest rates and collateral, as those prevailing at the time for comparable transactions with others not related to our banking and investment subsidiaries and did not involve more than the normal risk of collectibility or present other unfavorable features.

Transactions with Entities Affiliated with Directors

During 2015, U.S. Bank operated 36 branches and 70 ATMs in grocery stores owned by Schnuck Markets, Inc., of which Craig D. Schnuck, one of our directors, beneficially owns approximately 13% of the outstanding capital stock. Mr. Schnuck's sister, Nancy A. Diemer, and his four brothers, Scott C. Schnuck, Todd R. Schnuck, Mark J. Schnuck and Terry E. Schnuck, each beneficially own approximately 13% of the outstanding capital stock of Schnuck Markets as well. In addition, each of Mr. Schnuck's brothers is a director of, and holds the following officer positions with, Schnuck Markets: Scott C. Schnuck, Chairman of the Executive Committee; Todd R. Schnuck, Chairman and Chief Executive Officer; Mark J. Schnuck, Vice President; and Terry E. Schnuck, Assistant Secretary. Rent and fee payments by U.S. Bank to Schnuck Markets were approximately $2.9 million in 2015. The consolidated gross revenues of Schnuck Markets in 2015 were approximately $2.7 billion. These transactions were conducted at arm's length in the ordinary course of business of each party to the transaction. As discussed above under the heading "Corporate Governance — Director Independence," the Board of Directors has determined that this relationship is immaterial to Mr. Schnuck, and that Mr. Schnuck is an independent director.

Transactions with Entities Affiliated with Executive Officers

During 2015, we paid Little & Co., a design and branding agency, approximately $2.8 million in professional fees for brand strategy and design work. The President of Little & Co. is the brother of Andrew Cecere, our newly appointed President and Chief Operating Officer. The selection of Little & Co. was made based on our regular sourcing and competitive bidding process, without the involvement of Andrew Cecere. The fees we paid to Little & Co. were negotiated on an arm's length basis and were not material to our 2015 marketing and advertising expense. The branding work will conclude in 2016, and we do not intend to continue the engagement or to have Little & Co. bid for future work, in order to avoid the appearance of any conflict of interest with Mr. Cecere.

During 2015, we paid the law firm of Taft Stettinius & Hollister LLP ("Taft") approximately $700,000 in legal fees. Gregory P. Rogers, a partner at Taft, is the spouse of Kathleen A. Rogers, our Vice Chairman and Chief Financial Officer. U.S. Bancorp's relationship with Taft dates back more than 20 years and significantly preceded Ms. Rogers's promotion to Vice Chairman and Chief Financial Officer in early 2015. Ms. Rogers does not direct the company's legal work in her role as CFO, and Mr. Rogers will have no direct involvement in services provided to us. The fees we paid to Taft in 2015 were negotiated on an arm's length basis, are an immaterial proportion of our annual legal expense, and were not material to Taft's annual revenues.

Transactions with 5% Shareholders

As shown below under the heading "Security Ownership of Certain Beneficial Owners and Management," each of BlackRock, Inc. and FMR LLC has reported that it, together with certain of its subsidiaries and affiliates, is the beneficial owner of more than 5% of our common stock. An affiliate of BlackRock provided us certain advisory services in 2015 related to the mortgage servicing rights valuation framework used by our home mortgage business line and was paid $607,000 for those services. In November 2015, we entered into an agreement under which an affiliate of FMR will provide us certain ministerial record-keeping and administrative services on behalf of our employees and directors who participate in our stock incentive plans. There were no fees related to this relationship in 2015 and fees for 2016 are currently expected to be less than $1 million. Each of these relationships was negotiated and conducted at arm's length in the ordinary course of business of each party to the relationship.

23	U.S. Bancorp 2016 Proxy Statement

Certain Relationships and Related Transactions

Review of Related Person Transactions

The Board has adopted a written Related Person Transactions Policy for the review, evaluation and approval or ratification of transactions between our company and its related persons. "Related persons" under this policy include our directors, director nominees, executive officers, holders of more than 5% of our common stock, and their respective immediate family members. Their "immediate family members" include children, stepchildren, parents, stepparents, spouses, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and any person (other than a tenant or employee) sharing the person's household.

Except as described below, the policy requires the Governance Committee of the Board to review and evaluate and either approve or disapprove all transactions or series of transactions in which:

  ▶
  the amount involved will, or may be expected to, exceed $120,000 in any fiscal year;

  ▶
  our company is or will be a participant; and

  ▶
  a related person has or will have a direct or indirect interest.

The Board, however, has determined that the Governance Committee does not need to review or approve certain transactions even if the amount involved will exceed $120,000, including the following transactions:

  ▶
  lending and other financial services transactions or relationships that are in the ordinary course of business and non-preferential, and comply with applicable laws;

  ▶
  transactions in which the related person's interest derives solely from his or her services as a director of, and/or his or her ownership of less than ten percent of the equity interest (other than a general partner interest) in, another corporation or organization that is a party to the transaction;

  ▶
  transactions in which the related person's interest derives solely from his or her ownership of a class of equity securities of our company and all holders of that class of equity securities received the same benefit on a pro rata basis;

  ▶
  transactions where the rates or charges involved are determined by competitive bids, or that involve the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; and

  ▶
  employment and compensation arrangements for any executive officer and compensation arrangements for any director, provided that such arrangements have been approved by the Compensation Committee.

When considering whether to approve or ratify a transaction, the Governance Committee will consider facts and circumstances that it deems relevant to its determination, including:

  ▶
  the nature and extent of the related person's interest in the transaction;

  ▶
  whether the transaction is on substantially the same terms as those prevailing at the time for comparable transactions with persons not affiliated with our company;

  ▶
  the materiality of the transaction to each party;

  ▶
  whether our company's Code of Ethics could be implicated, including whether the transaction would create a conflict of interest or appearance of a conflict of interest;

  ▶
  whether the transaction is in the best interest of our company; and

  ▶
  in the case of a non-employee director, whether the transaction would impair his or her independence.

No director is allowed to participate in the deliberations or vote on the approval or ratification of a transaction if that director is a related person with respect to the transaction under review. On an annual basis the Governance Committee assesses all ongoing relationships with related persons to confirm that the transactions are still appropriate.

U.S. Bancorp 2016 Proxy Statement	24

Compensation Discussion and Analysis

Compensation Discussion and Analysis

This section explains how we compensated the individuals who served as our CEO or CFO for all or a part of 2015 and each of our three other most highly compensated executive officers for 2015 (our named executive officers, or "NEOs"):

  ▶
   Richard K. Davis, who served as our Chairman, President and Chief Executive Officer during 2015; Mr. Davis's title changed to Chairman and Chief Executive Officer on January 18, 2016, in connection with Mr. Cecere's promotion to President;

  ▶
   Andrew Cecere, who served as our Vice Chairman and Chief Financial Officer until January 20, 2015, when he was promoted to Vice Chairman and Chief Operating Officer; Mr. Cecere was promoted again on January 18, 2016, and is currently our President and Chief Operating Officer;

  ▶
   Kathleen A. Rogers, who has served as our Vice Chairman and Chief Financial Officer since January 20, 2015;

  ▶
   Richard B. Payne, Jr., who serves as a Vice Chairman, Wholesale Banking;

  ▶
   P.W. (Bill) Parker, who serves as a Vice Chairman and is our Chief Risk Officer; and

  ▶
   Jeffry H. von Gillern, who serves as Vice Chairman, Technology and Operations Services.

Reference Guide

25	U.S. Bancorp 2016 Proxy Statement

Compensation Discussion and Analysis

Executive Compensation Highlights

  The following table sets forth the components of our NEOs' total direct compensation and results for 2015:

Component	How It Works	2015 Actions and Results
Base Salary	Salary levels are intended to reward experience and demonstrated skills and competencies relative to the market value of the position	All of the NEOs received raises, which were based on market forces and individual performance and responsibility

Annual Cash Incentive Compensation	▶ Target award amounts are set as a percentage of each NEO's base salary ▶ Earnings per share ("EPS") is the performance metric for the corporate component (weighted 35%)	The cash incentive awards paid to the NEOs for 2015 performance ranged from 78.8% to 86.8% of their individual target award amounts

▶

Pretax income is the performance metric for the business line component (weighted 65%)

▶

Individual performance and sensitivity to risk during the year are taken into account when determining final payout amounts

These payout levels were primarily based on corporate EPS results of 96.9% of target performance and business line pretax income results that ranged from 15.4% to 121.2% of target performance

Long-Term Incentive Compensation
 Performance-Based Restricted Stock Units (75% of total annual grant value)

▶

Return on average common equity ("ROE"), measured on both an absolute and relative basis, is the performance metric

▶

One-year performance period provides the executives with a clear line of sight, while a four-year vesting period fosters a long-term perspective

▶

Depending on performance, 0% to 125% of the target number of units may be earned

Based on absolute and relative ROE results in 2015, the NEOs earned 104.3% of the target number of performance-based restricted stock units ("PRSUs") granted to them in early 2015
Stock Options (25% of total annual grant value) ▶ Value of option depends on our stock price ▶ Four-year ratable vesting

U.S. Bancorp 2016 Proxy Statement	26

Compensation Discussion and Analysis

High Percentage of At-Risk Compensation

A high percentage of our NEOs' total direct compensation is dependent on our company's financial performance, both in the year in which the compensation is granted and in the long term. This structure provides our NEOs with incentives that are in line with the interests of our other shareholders. The charts below show the percentage of our NEOs' 2015 total direct compensation, as reported in the Summary Compensation Table, that is dependent on our company's financial performance (numbers do not add up to 100% because of rounding):

Strong Corporate and Financial Performance

The Compensation Committee believes that the company's compensation structure has been effective at encouraging the achievement of superior financial and operating results relative to our peers in an uncertain economic environment, while maintaining reasonable risk tolerances.

Our financial performance fell short of goals during 2015, a year in which the financial services industry again faced the challenges of economic uncertainty, continued very low interest rates and increased regulation. Despite this environment, U.S. Bancorp outperformed its peers in most financial and operational measures. Our company's superior performance during 2015 included the following achievements:

  ▶
  U.S. Bancorp has consistently been the top performer in our peer group in the common industry performance measures of return on average assets, return on average common equity, and efficiency ratio, and was again the leader in these measures in 2015.1

#1 in Return on Average Assets	#1 in Return on Average Common Equity

27	U.S. Bancorp 2016 Proxy Statement

Compensation Discussion and Analysis

#1 in Efficiency Ratio2

1.
Source: Company reports. The peer group companies included in these tables are listed under the heading "Peer Group Composition" on page 38 of this proxy statement.
2.
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses).

Total Shareholder Return3

	1-Year	3-Year	5-Year	10-Year

U.S. Bancorp	–2.8%	12.7%	12.1%	6.6%

KBW Bank Index (BKX)	0.5%	14.8%	9.1%	–1.1%

S&P 500 Index	1.4%	15.1%	12.6%	7.3%

3.
Source: FactSet and Bloomberg as of December 31, 2015. Reflects annualized returns.
▶
U.S. Bancorp achieved record net income of $5.9 billion in 2015.

▶
Our consistent superior financial performance over time has increased long-term value for our shareholders.

▶
We continued to grow market share in many of our business lines, in part because our financial performance allowed us to invest in our businesses during the economic downturn and persistent slow recovery experienced globally since 2008.

▶
We continued to enjoy debt ratings that are among the highest in our industry, reflecting the ratings agencies' recognition of our strong, consistent financial performance, the quality of our balance sheet, our future earnings capacity and our strong management team.
U.S. Bancorp 2016 Proxy Statement	28

Compensation Discussion and Analysis

Sound Compensation Practices

Our executive compensation program includes many strong governance features, including the following:

What We Do
We pay for performance:
–	Our annual cash incentive awards use a formula based on achievement of corporate and business line financial targets
–	PRSU awards (which make up 75% of the value of equity awards granted to our executive officers) are earned based on absolute and relative corporate performance
We place primary emphasis on long-term equity incentive compensation
We discourage excessive risk taking and adjust incentive compensation for any member of senior management who demonstrates inadequate sensitivity to risk
We have a "clawback" policy that allows us to recoup annual cash incentive payouts attributable to incorrectly reported earnings
We have meaningful stock ownership requirements, and executive officers must hold 100% of the after-tax value of equity awards until the applicable ownership level is met
We review tally sheets when making executive compensation decisions
The Compensation Committee retains an independent compensation consultant that provides no other services to our company

What We Don't Do
We do not allow executives to hedge or pledge their company stock
We do not have single-trigger accelerated vesting of equity awards or payment of cash benefits in the event of either a change in control or termination of employment
We do not allow repricing of stock options
We do not provide tax gross-ups on our limited perquisites
We do not grant stock options with exercise prices below 100% of market value
We do not pay dividends on unearned PRSUs
We do not include the value of equity awards in pension or severance plan calculations
We have adopted a policy stating that we will enter into no new agreements with executives that provide for excise tax gross-up payments upon termination of employment

29	U.S. Bancorp 2016 Proxy Statement

Compensation Discussion and Analysis

Philosophy and Objectives of Our Executive Compensation Program

Compensation Program Goals

The Compensation Committee has designed the executive compensation program to attract, motivate, reward and retain the management talent required to achieve our corporate objectives and increase shareholder value, while at the same time making the most efficient use of our resources and strongly emphasizing pay for performance.

The Compensation Committee achieves these objectives through a compensation package that:

  ▶
  links a significant portion of total compensation to corporate, business line and individual performance, which we believe will create long-term shareholder value;

  ▶
  provides total compensation that is market competitive, permitting us to hire and retain high-caliber individuals at all levels of management;

  ▶
  emphasizes stock-based compensation, encouraging our executive officers to think and act as long-term shareholders;

  ▶
  subjects a significant percentage of executive officer total compensation to multi-year vesting in order to enhance executive retention and encourage a long-term view of corporate achievement; and

  ▶
  encourages an appropriate sensitivity to risk on the part of senior management, which protects long-term shareholder interests.

Pay for Performance

U.S. Bancorp operates in a highly complex business environment, where it competes with many well-established financial institutions. Our long-term business objective is to maximize shareholder value by increasing net income and earnings per share without exposing the company to undue risk. If we are successful in achieving this objective, the Compensation Committee believes the results will benefit our shareholders.

Accordingly, our executive compensation program is designed to reward our executives for achieving annual and long-term financial results that further our long-term business objective. The annual cash incentive plan rewards performance relative to corporate and business line financial plans established at the beginning of the fiscal year, and the PRSUs granted under the stock incentive plan are earned based on achievement of ROE targets that directly measure the return generated by the company on its shareholders' investment. At the same time, the Compensation Committee carefully weighs the risks inherent in these programs against the goals of the programs and the company's risk appetite. Additional discussion of the risk oversight undertaken by the Compensation Committee can be found below under "Decision Making and Policies — Risk Considerations in Setting Compensation Plans and Programs."

Base Salary

The Compensation Committee considers the salary of executive officers relative to those executives' peers in our industry and will make market-based adjustments as it deems appropriate. Salaries can also be adjusted to reflect experience and tenure in a position, increased scope of responsibilities and individual performance.

2015 Actions and Results: After considering market alignment, performance factors and changes in responsibility levels, the Compensation Committee increased the base salaries of all of the NEOs from their 2014 amounts. For those NEOs who were incumbent executive officers (i.e., all of the NEOs except Ms. Rogers, who was employed by our company but was not an executive officer before her appointment as Chief Financial Officer), the increases ranged from 3.4% to 13.6%. Mr. Parker received the most significant raise on a percentage basis so that his base salary more fully reflects the increased responsibilities of the Chief Risk Officer position to which he was appointed in December 2013.

U.S. Bancorp 2016 Proxy Statement	30

Compensation Discussion and Analysis

Annual Cash Incentive Awards

How We Determine Our NEOs' Annual Cash Incentive Awards

All management-level employees, including the NEOs and our other executive officers, have the opportunity to earn annual cash incentive awards that reflect their responsibility levels and reward achievement of corporate, business line, and individual goals. These awards are granted under our 2006 Executive Incentive Plan (the "EIP").

The formula for calculating each NEO's Annual Cash Incentive Payout consists of three elements:

  1.
  Each NEO's Target Award Amount, which is set each year by the Compensation Committee as a percentage of his or her base salary
  2.
  The Bonus Funding Percentage applicable to each NEO, which includes a combination of corporate and business line performance metrics
  3.
  The Compensation Committee's assessment of each NEO's Individual Performance and Risk Sensitivity, which can increase or decrease the value of the Bonus Funding Percentage applied to each NEO's Target Award Amount

Setting the Target Award Amounts

The target annual cash incentive award for each executive officer is based on the officer's level of responsibility within the organization as well as market-based considerations.

2015 Actions and Results: In January 2015, the following Target Award Amounts were set for the NEOs:

NEO	Target Award Amount (as percentage of base salary)
Richard K. Davis	225%

Andrew Cecere	150%

Kathleen A. Rogers Richard B. Payne, Jr. P.W. (Bill) Parker Jeffry H. von Gillern	125%

For the NEOs who were incumbent executive officers, these levels were not changed from their 2014 Target Award Amounts.

Calculating the Bonus Funding Percentage

Each year, the Compensation Committee targets an aggregate amount of annual cash incentive awards to be granted to all management-level employees in each business line. The actual amount paid out can range from 0% to 200% of the target amount (the Bonus Funding Percentage) based on the company's and the business line's performance against EPS and pretax income targets included in the annual financial plan. The Board establishes these financial targets at the beginning of the fiscal year with the intent that they be challenging yet reasonably achievable goals.

The Bonus Funding Percentage for a revenue-producing business line is based on the company's EPS performance compared to the target amount in the annual financial plan (weighted 35%) and that business line's pretax income performance compared to the target amount in the annual financial plan (weighted 65%); for a business line in a support function, the 65% of the Bonus Funding Percentage assigned to pretax income performance is calculated based on the weighted average results of all of the revenue-producing business lines in the same group. The calculation is described in detail below. Adjustments may be made to EPS or pretax income results to mitigate anomalies so that the results more realistically reflect the company's or business line's performance.

31	U.S. Bancorp 2016 Proxy Statement

Compensation Discussion and Analysis

The Compensation Committee believes that EPS and business line pretax income are appropriate performance metrics for the executive officers' annual cash incentive awards for the following reasons:

  ▶
  EPS is an important indicator of profitability that aligns the interests of the executive officers with those of shareholders;

  ▶
  EPS captures elements of corporate performance that are beyond those of the individual operating business lines, such as corporate funding policies and the management and use of capital;

  ▶
  the business line pretax income targets are the fundamental drivers of the company's revenues and income before taxes;

  ▶
  the EPS and pretax income targets are aligned with annual financial plan targets, which the Board and management have assessed for achievability; accordingly, the targets provide incentives to take appropriate amounts of risk to achieve those goals; and

  ▶
  the Compensation Committee values the clear alignment of incentives for executive officers and other management-level employees resulting from shared performance metrics.

The Bonus Funding Percentage for each business line is calculated as follows:

  ▶
  The percentages by which actual corporate EPS differs from the EPS target and actual business line pretax income differs from target pretax income are each multiplied by a leverage factor of four to magnify the positive or negative variation of actual results. For example, if the actual corporate EPS were 5% greater than the EPS target, the formula would multiply 5% by four to arrive at 20%. The 20% would then be added to 100% to get the EPS Bonus Funding Result of 120%. If the actual business line pretax income were 3% below target, the formula would multiply 3% by four to arrive at 12%. The 12% would then be subtracted from 100%, resulting in a Pretax Income Bonus Funding Result of 88%. Neither the EPS Bonus Funding Result nor the Pretax Income Bonus Funding Result may be less than 0% or greater than 200%.

  ▶
  The EPS Bonus Funding Result is multiplied by 35% to yield the Corporate Component, and the Pretax Income Bonus Funding Result is multiplied by 65% to yield the Business Line Component.

  ▶
  The Corporate Component is then added to the Business Line Component to arrive at the

  Bonus Funding Percentage for that business line. For example, a 120% EPS Bonus Funding Result weighted 35% and an 88% Pretax Income Bonus Funding Result weighted 65% results in a Bonus Funding Percentage of 99.2%.

The Bonus Funding Percentage used for most annual cash incentive plan participants in corporate-wide support functions that do not produce revenue — the Overall Bonus Funding Percentage — is calculated slightly differently, with 35% based on the EPS Bonus Funding Result and 65% based on the weighted average Pretax Income Bonus Funding Results of all of the company's revenue-producing business lines.

2015 Actions and Results: Interest rates remained lower than planned, which contributed to revenue growth that was lower than had been contemplated in the company's annual financial plan. Target EPS was $3.25, compared to the

U.S. Bancorp 2016 Proxy Statement	32

Compensation Discussion and Analysis

actual EPS used for purposes of the annual cash incentive plan of $3.15. (Reported EPS of $3.16 was adjusted downward by $0.01 for purposes of calculating the EPS Bonus Funding Result to partially offset the effect that our higher-than-planned release of loan loss reserves had on our earnings.) After applying the leverage factor to the difference between target and actual EPS, the EPS Bonus Funding Result was 87.7%.

Pretax income results ranged from 15.4% to 121.2% of target performance across revenue-producing business lines, which generated Pretax Income Bonus Funding Results of 0% to 184.8% following application of the leverage factor.

After applying the 35% and 65% respective weightings to the above results and adding them together, the Bonus Funding Percentages for the revenue-producing business lines in 2015 ranged from 30.7% to 150.8%. The Overall Bonus Funding Percentage in 2015 was 81.8%.

The Bonus Funding Percentage used to calculate the annual cash incentive awards for each of Mr. Davis and Mr. Cecere was the Overall Bonus Funding Percentage because they both have leadership responsibilities for the entire company. Similarly, the Overall Bonus Funding Percentage was used to calculate Ms. Rogers's and Mr. Parker's annual cash incentive awards because they are among the executive officers who lead a corporate-wide support function.

The Bonus Funding Percentage for each executive officer who leads a revenue-producing group, including Mr. Payne, equals a weighted average of the Bonus Funding Percentages of all of the business lines for which he or she has responsibility. The Bonus Funding Percentage for the Technology and Operations Services business line, led by Mr. von Gillern, is calculated differently from all others in that 35% is based on the EPS Bonus Funding Result, 50% is based on the weighted average Pretax Income Bonus Funding Results of all of the company's revenue-producing business lines, and 15% is based on that business line's expense management performance compared to plan. The Compensation Committee considers expense management to be particularly important to Technology and Operations Services because this business line has responsibility for a significant portion of the company's overall expenditures.

The resulting Bonus Funding Percentage for each NEO was as follows:

NEO	Applicable Bonus Funding Percentage
Richard K. Davis Andrew Cecere Kathleen A. Rogers P.W. (Bill) Parker	81.8% (the Overall Bonus Funding Percentage)

Richard B. Payne, Jr.	85.5% (equal to the weighted average of Bonus Funding Percentages for the 10 business lines for which Mr. Payne has responsibility)

Jeffry H. von Gillern	85.4% (the Bonus Funding Percentage for the Technology and Operations Services business line, for which Mr. von Gillern has responsibility)

Factoring in Individual Performance and Risk Sensitivity

The Compensation Committee considers the performance of the business lines managed by each executive officer and that executive officer's individual performance during the year. The Bonus Funding Percentage to be applied to an executive's Target Award Amount can be adjusted downward as well as upward based on these performance reviews. The Compensation Committee also uses a formal "risk scorecard" analysis, which can result in downward or upward adjustments to reflect the executives' demonstrated sensitivity to risk. The Compensation Committee believes that it is important to retain the ability to recognize outstanding individual performance and risk mitigation in determining Annual Cash Incentive Payouts, as well as to acknowledge circumstances where individual performance improvements are suggested or where inappropriate risk-taking behaviors have occurred.

Individual performance criteria for all executive officers include performance relative to risk management, leadership, employee engagement, community involvement, involvement in special projects and new initiatives, and talent management, as well as factors including credit quality and audit, regulatory and compliance results. Finally, the Compensation Committee reviews the level of our corporate performance relative to our peer group in the principal profitability measures used by the Board in assessing corporate performance, as well as in relative levels of total shareholder return, as a check on the appropriateness of the award levels in the context of these operational performance measures.

33	U.S. Bancorp 2016 Proxy Statement

Compensation Discussion and Analysis

2015 Actions and Results: The Compensation Committee determined that the payment amounts derived from multiplying each NEO's Target Award Amount by his or her applicable Bonus Funding Percentage appropriately reflected that executive's performance and contribution to the company in 2015. Accordingly, no performance-based adjustments were made to the NEOs' Bonus Funding Percentages. After analyzing the risk scorecard results, however, the Compensation Committee made adjustments to two of the NEOs' awards. The Bonus Funding Percentage applied to Mr. Davis's Target Award Amount was decreased by 3% in consideration of his oversight as CEO of ongoing compliance challenges in certain business lines. The Bonus Funding Percentage applied to Mr. Parker's Target Award Amount was increased by 5% in recognition of his success in leading the company's efforts to comply with the heightened risk standards recently imposed by regulators.

The resulting Annual Cash Incentive Payouts for 2015 were as follows:

NEO	Percentage of Target Award Amount Paid Out	Dollar Value of Payout
Richard K. Davis	78.8%	$2,304,900

Andrew Cecere	81.8%	$920,250

Kathleen A. Rogers	81.8%	$485,688

Richard B. Payne, Jr.	85.5%	$561,094

P.W. (Bill) Parker	86.8%	$678,125

Jeffry H. von Gillern	85.4%	$587,125

Recoupment of Annual Cash Incentive Payouts

The Compensation Committee will evaluate the facts and circumstances surrounding a restatement of earnings, if any, and, in its sole discretion, may adjust and recoup cash incentive amounts paid to our CEO, any executive officers or any other employees as it deems appropriate, if attributable to incorrectly reported earnings.

Long-Term Incentive Awards

Establishing the Structure and Value of the Equity Awards

The Compensation Committee grants the executive officers equity awards to align their interests with those of long-term shareholders. As in each of the last several years, 75% of the value of each NEO's long-term incentive award in 2015 was granted in the form of performance-based restricted stock units, and 25% was granted in the form of stock options. These awards were granted under the U.S. Bancorp Amended and Restated 2007 Stock Incentive Plan (the "2007 Stock Incentive Plan"). The Compensation Committee believes that this award structure provides appropriately balanced incentives: the PRSUs receive more weight to emphasize the critical importance of corporate financial performance, while the stock options represent a stable equity vehicle that fosters continued alignment with long-term shareholder interests, even in periods of uncertainty.

PRSUs are earned according to a formula tied to our one-year ROE performance, as described in detail below. Both earned PRSUs and stock options vest ratably over four years from the grant date, and PRSU awards are settled in shares of our common stock. Cash dividends on unvested PRSUs are accrued during the performance period, but accrued dividends are only paid after the end of the performance period on shares actually earned by the executives.

Each year in January, the Compensation Committee determines the dollar value of that year's long-term incentive awards to be granted to the executive officers, and the grants are made in February. In setting each year's award amounts, the Compensation Committee considers the relative market position of the awards and the total compensation for each executive, the proportion of each executive's total compensation to be delivered as a long-term incentive award, internal pay equity, executive performance and changes in responsibility, retention concerns, and corporate performance.

2015 Actions and Results: The long-term equity awards granted in early 2015 represented increases in value of 0% to 17.6% for our NEOs who were incumbent executive officers. The most significant increases on a percentage basis went to Mr. Cecere in recognition of his appointment to the Chief Operating Officer role and to Mr. Parker in recognition of the increasing responsibilities of his role as Chief Risk Officer.

U.S. Bancorp 2016 Proxy Statement	34

Compensation Discussion and Analysis

Selecting the Performance Metrics for the PRSU Awards

The number of PRSUs earned each year is determined according to a formula that uses a comparison of our actual ROE to target results established in our company's annual financial plan, as well as our ROE performance relative to that of our peer group companies. ROE is used as the performance metric because:

  ▶
  it directly reflects the return generated by the company on our shareholders' investment;

  ▶
  it encompasses profitability, efficiency, balance sheet management and financial leverage, and is among the most widely used indicators of financial performance in our industry;

  ▶
  achieving a high ROE requires prudent management of the tradeoffs between risk and return, requiring an appropriate balance between achieving the highest return on invested capital and managing risk within the company's established risk tolerance levels; and

  ▶
  using ROE as a performance metric aligns the interests of the executives with those of long-term shareholders, because sustaining a high ROE is a primary driver of strong earnings growth.

The Compensation Committee believes that using a one-year performance period for the PRSUs provides important clarity for the NEOs and a strong pay and performance link. The one-year performance period creates a clear sense that strong leadership and effort will directly affect the number of shares ultimately received. The Compensation Committee has carefully considered using a longer cycle for its performance-based equity grants, but believes that the continued uncertainty in the economy and the financial industry, as well as the regulatory environment affecting our business, could have a significant effect on the company's ROE over a longer time horizon that could mute the effects of management performance. The link between performance and pay would be weakened and the incentive effect of the award reduced if members of executive management perceived that the relationship between their performance and the ultimate value of their award may be largely diluted by factors outside of their control. In addition, the PRSUs vest over a four-year period, which encourages executives to improve corporate performance during this longer period so that the company's stock price, and consequently the value of the award, increase while the award vests.

Determining the Percentage of Target PRSUs Earned

At the time of each PRSU grant, the Compensation Committee establishes a one-year target level for U.S. Bancorp's absolute level of ROE, as well as a sliding scale of ROE achievement and corresponding increases or decreases in award earn-out amounts. The absolute ROE target aligns with the company's annual financial plan, which is approved by the company's Board of Directors after consideration of, among other things, the degree of achievability. Target ROE is therefore designed to be a goal that is challenging yet reasonably achievable. The Compensation Committee also establishes a sliding scale of ROE achieved relative to our peer companies' ROE, with median performance as the target level and corresponding increases or decreases in award earn-out amounts. The Compensation Committee uses a performance matrix reflecting both the absolute and relative ROE scales to determine the final PRSU award amounts earned by interpolation using the actual ROE level achieved during the year.

The Compensation Committee established the following performance matrix at the time the 2015 PRSU awards were granted, providing for the actual award amounts to range from 0% to 125% of the target number of units in each award:

2015 ROE PERFORMANCE MATRIX
		Target Award Number Percentage
Company	Company ROE of 18.5% or more	75%	112.5%	125%

ROE	Company ROE Target (14.7%)	50%	100%	112.5%

Result	Company ROE of 11.5% or less (but >0)	25%	50%	75%

(Vertical Axis)	Company ROE of 0% or less	0%	0%	0%

		Peer Group ROE Ranking at 25th %ile or below	Peer Group ROE Ranking at Median	Peer Group ROE Ranking at 75th %ile or above

		Peer Group ROE Ranking (Horizontal Axis)

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Compensation Discussion and Analysis

The Compensation Committee believes that the PRSU earn-out structure provides an important balance between rewarding the achievement of absolute performance goals and strong relative performance. For example, if our absolute ROE is less than the specified ROE minimum for U.S. Bancorp, the target award number will not be earned, even if our relative ROE is at or above the 75th percentile in the peer group ROE ranking. In such a case, the number of earned units will be below the target number, even if U.S. Bancorp substantially outperforms every other company in the peer group. Conversely, if our relative ROE is significantly below the median in the peer group, the executive will earn a below-target number of units, even if U.S. Bancorp's absolute ROE substantially exceeds the target ROE. Thus, executives are not rewarded for poor performance simply because peer group members have even worse performance, nor are they rewarded for exceeding expectations (set at the beginning of the performance year) if performance relative to peers is substandard. In addition, by using a sliding scale for each ROE performance metric, the matrix takes into account the amount of variance from the ROE target and peer group ROE results, rewarding performance while mitigating the incentive for excessive risk taking that may result from an "all-or-nothing" award.

2015 Actions and Results: Our ROE in 2015 was 14.0% compared to the target absolute level (on the vertical axis) of 14.7%. In comparison to its peer group, U.S. Bancorp's 2015 ROE ranked first, which was above the 75th percentile (on the horizontal axis). The final calculation resulted in the number of PRSUs earned being equal to 104.3% of the target number of units granted.

Other Compensation Components

Executive Benefits and Perquisites

In addition to the primary components of our executive compensation program, NEOs are also eligible to receive health benefits under the same plans available to our other employees, matching contributions to their U.S. Bank 401(k) Savings Plan accounts on the same basis as our other employees, and retirement benefits that are earned over their career with the company. Perquisites for NEOs are limited, consisting primarily of financial planning expenses, home security, parking and executive physicals. NEOs are not grossed up for tax liabilities resulting from perquisites.

Change-in-Control Agreements

We maintain change-in-control agreements with all of our NEOs except Ms. Rogers. We no longer enter into change-in-control agreements with new executive officers because investors' growing concerns with some aspects of those agreements began to outweigh the value new executives placed on them. The terms of the legacy agreements we have with the other NEOs are discussed below under the headings "Executive Compensation — Potential Payments Upon Termination or Change-in-Control — Potential Payments Upon Change-in-Control." These change-in-control agreements were designed to reinforce and encourage the continued attention and dedication of our executive officers to their assigned duties without distraction in the face of the potentially disruptive circumstances arising from the possibility of a change in control.

Decision Making and Policies

Who Is Involved in Making Compensation Decisions

Executive compensation is determined by the Compensation Committee, which is composed entirely of independent outside directors and is responsible for setting our compensation policy. The Compensation Committee has responsibility for setting each component of compensation for our CEO with the assistance and guidance of Frederic W. Cook & Co., Inc. ("Cook & Co."), its independent compensation consultant. Our CEO and our executive vice president of human resources, also with the help of Cook & Co., develop initial recommendations for all components of compensation for the executive officers other than the CEO and present their recommendations to the Compensation Committee for review and approval. The Compensation Committee also sets the total amount and types of compensation paid to members of the Board of Directors.

The Compensation Committee retains Cook & Co. to:

  ▶
  provide advice regarding compensation program design, competitive practices, market trends and peer group composition;
U.S. Bancorp 2016 Proxy Statement	36

Compensation Discussion and Analysis
  ▶
  make recommendations to the Compensation Committee in setting the pay of our CEO;

  ▶
  provide the same advisory services to the Compensation Committee and our CEO and executive vice president of human resources regarding the compensation of the other executive officers; and

  ▶
  advise the Compensation Committee on director compensation.

Cook & Co. does not provide any other services to our company. Following a review of the relationship between the company and Cook & Co. in 2015, the Compensation Committee concluded that Cook & Co.'s work for the Compensation Committee does not raise any conflicts of interest.

What Information Is Considered When Determining Compensation

In January of each year, the Compensation Committee makes the following decisions with respect to compensation of our executive officers for the previous and upcoming year:

  ▶
  determine the Annual Cash Incentive Payout for each executive officer after consideration of that person's individual performance and sensitivity to risk during the previous year;

  ▶
  set the upcoming year's base salary, Target Award Amount for the annual cash incentive plan, and value and structure of the long-term incentive award for each executive officer;

  ▶
  establish performance and aggregate payout targets for the upcoming year's annual cash incentive plan; and

  ▶
  establish the performance matrix for the upcoming year's PRSU awards.

These decisions are informed by a year's worth of information gathering and analysis on performance, risk, market practices and shareholder views, as summarized below:

As indicated above, the Compensation Committee performs several market checks per year in which it assesses the alignment of relative compensation levels within our peer group with relative performance levels to ensure that our pay levels are competitive with those of the companies with whom we compete for executive talent, while remaining reasonable and appropriate. The Committee believes that the relative compensation of our NEOs within our peer group

37	U.S. Bancorp 2016 Proxy Statement

Compensation Discussion and Analysis

is appropriate, given U.S. Bancorp's asset size relative to the group and that it has consistently led its peers in the common industry measures of ROE, ROA and efficiency ratio over many years.

In making executive compensation determinations, our Compensation Committee has also considered the results of the non-binding, advisory shareholder votes on our executive compensation program in each year since 2009. Our shareholders approved our executive compensation program in each of those years, most recently approving it by 95.2% of votes cast at our 2015 annual meeting of shareholders. The Compensation Committee will continue to consider the results from this year's and future advisory shareholder votes regarding our executive compensation program.

In addition, the company continued its annual shareholder engagement program, described on page 15 of this proxy statement, which includes discussion of executive compensation matters with some of our largest shareholders. The Compensation Committee was mindful of our shareholders' endorsement of the Compensation Committee's decisions and policies to date and decided to retain its general approach to executive compensation during 2015, with an emphasis on short- and long-term incentive compensation that rewards our most senior executives when they deliver value for our shareholders.

Peer Group Composition

When performing market checks on the level of compensation of our CEO and the other executive officers, the Compensation Committee uses the same peer group of financial services companies that management and the Board use for annual financial performance comparisons. The Compensation Committee believes that it is appropriate to make executive compensation comparisons with respect to the same peer group that is used for financial performance comparisons in large part because this group includes our primary industry competitors for executive talent.

The peer group used in 2015 has been in place since 2009 and is composed of the following companies, ranked in order of asset size as of December 31, 2015:

2015 U.S. Bancorp Peer Group

▶ JPMorgan Chase & Co. ▶ Bank of America Corporation ▶ Wells Fargo & Company ▶ U.S. Bancorp ▶ The PNC Financial Services Group, Inc.	▶ BB&T Corporation ▶ SunTrust Banks, Inc. ▶ Fifth Third Bancorp ▶ Regions Financial Corporation ▶ KeyCorp

This group was recommended by management and chosen by the Board for financial comparison purposes because these financial institutions, along with U.S. Bancorp, are the ten largest financial services companies based in the United States that provide broadly comparable retail and commercial banking services, and they are the companies with which we compete for market share across our major business lines. Other companies that provide financial or similar services and are within the asset size range represented by our peer group have significantly different businesses and business strategies from ours. Specifically, we do not include Citigroup or Capital One Financial in our peer group because both companies' business mix is very different from our company's; Citigroup also has a different geographic footprint, including a significant international component.

Some of the companies in the peer group are significantly larger than we are, and some are significantly smaller. Within this group, U.S. Bancorp is the fourth largest by asset size, total revenue, and total deposits. All of these peer companies are included in the KBW Bank Index, which we believe is the most appropriate stock market index to use for financial comparison purposes, and which is used in the Stock Performance Chart presented on page 153 of our 2015 Annual Report.

The Compensation Committee also reviews and uses compensation data from a large group of diversified financial services companies as an additional point of comparison.

U.S. Bancorp 2016 Proxy Statement	38

Compensation Discussion and Analysis

Risk Considerations in Setting Compensation Plans and Programs

Taking carefully considered risks is an integral part of any business strategy, and our compensation program is not intended to encourage management decisions that eliminate risk. Rather, the combination of various elements in our program is designed to encourage appropriate sensitivity to risk and mitigate the potential to reward risk taking that may produce short-term results that appear in isolation to be favorable, but that may undermine the successful execution of our long-term business strategy and negatively affect shareholder value. Together with the company's processes for strategic planning, its internal control over financial reporting and other financial and compliance policies and practices, the design of our compensation program helps to discourage management actions that demonstrate insensitivity to risk. We also structure our compensation program to comply with all relevant regulatory requirements, including, where applicable, foreign regulations that may be different from those in the United States.

As a large financial services company, we have been subject to a continuing review of incentive compensation policies and practices undertaken by the Federal Reserve Board since 2009. While participating in that review, we have undertaken a thorough analysis of every incentive compensation plan of the company, the individuals covered by each plan and the risks inherent in each plan's design and implementation. The Incentive Review Committee was created to oversee that review and to provide more comprehensive oversight of the relationship between the various kinds of risk we manage and our company's incentive compensation plans and programs. The Incentive Review Committee meets throughout the year and is responsible for the ultimate review and recommendation of all company incentive plans. This committee reviews plan elements such as plan participants, performance measures, performance and payout curves or formulas, how target level performance is determined (including whether any thresholds and caps exist), how frequently payouts occur, and the mix of fixed and variable compensation that the plan delivers. The plans and programs are also reviewed from the standpoint of reasonableness (for example, how target pay levels compare to similar plans for similar employee groups at other companies, and how payout amounts relate to the results that generate the payments), how well the plans and programs are aligned with U.S. Bancorp's goals and objectives and with the company's risk appetite, and from an overall standpoint, whether these plans and programs represent an appropriate mix of short-term and long-term compensation.

As part of this review by our Incentive Review Committee, our management team, including senior risk officers and individuals from the compensation department, have identified the risks inherent in these programs and have modified plans and procedures where appropriate to mitigate certain potential risks. For example, most business line incentive compensation plans with a credit component track early defaults, or defaults that occur within the first 12 months, and must include a provision that allows the company to offset future payments by the amount of the previously paid incentives related to the early default. In addition, a "risk scorecard" analysis measuring adequacy of risk management is undertaken for all senior management-level employees, including the executive officers; all employees who have credit responsibility and who participate in annual corporate cash incentive plans; and all employees who have been identified by the company as persons able, individually or as part of a group, to engage in risk-taking behavior that could be material to the company and who participate in annual corporate cash incentive plans. This analysis serves as the basis for annual cash incentive plan adjustments for these employees. The Incentive Review Committee has reviewed its process with the Compensation Committee and discussed the areas where compensation-related risks were being addressed by plan modifications, or were mitigated by internal controls or otherwise.

The Compensation Committee also conducts an annual risk assessment of the compensation packages and components for the executive officers. The Compensation Committee assesses the incentives for risk taking contained in the compensation program and balances them with the other goals of the compensation program. The Compensation Committee meets at that time with our CFO, chief credit officer, chief risk officer, general counsel and executive vice president of human resources for a discussion of the material risks our company faces, in order to assess those risks and the overall risk tolerance of the company approved by the Board of Directors in relation to the levels of risk inherent in the compensation plans and programs and the performance targets set each year.

39	U.S. Bancorp 2016 Proxy Statement

Compensation Discussion and Analysis

In evaluating the incentives for risk taking in compensation plans and policies for executive officers, the Compensation Committee considered the following risk-mitigating aspects of those plans and policies:

Overall Compensation Program Risk Mitigation Factors

▶

Long-Term Incentive Focus: The majority of the total compensation received by executive officers is in the form of equity awards with long-term vesting schedules, which helps to ensure that executives have significant value tied to long-term stock price performance and mitigates incentives to manage the company with an excessive focus on short-term gain.

Annual Cash Incentive Risk Mitigation Factors

▶

Broad Corporate Focus: The award payouts for all participants in the annual cash incentive plan, including our executive officers, are dependent to a large degree on our corporate EPS performance. This structure provides a common, consistent focus on the achievement of annual goals important to our overall success, while mitigating the incentives to take excessive risks in order to achieve goals that are more closely linked to individual performance.

▶

Specific Risk Sensitivity Analysis: A "risk scorecard" analysis is performed for all senior management-level employees, including executive officers, and is reviewed by our Incentive Review Committee. The results of this analysis may result in decreases in annual cash incentive compensation amounts when inadequate risk management is demonstrated.

▶ Clawback Policy: The company's incentive compensation "clawback" policy discourages risk taking that would lead to improper financial reporting.
Long-Term Incentive Risk Mitigation Factors

▶

Specific Equity Cancellation Provisions: Beginning in 2012, the equity award agreements for executive officers have contained a provision that cancels the vesting of equity awards if it is determined that the executive exhibited an inadequate sensitivity to risk that caused a material adverse impact on the company or the executive's line of business.

▶

Choice of Performance Metric: The PRSUs use ROE as the measure of corporate performance for determining the final number of units earned under the award. Achieving a high ROE requires an appropriate balance between achieving the highest return on invested capital and managing risk within the company's established risk tolerance levels.

▶

Maximum PRSU Amount Limited to 125% of Target: The number of units that may be earned under the performance formula is capped at a modest level, which limits the potential incentive to take excessive risk in order to receive a greater number of shares.

▶

Meaningful Stock Ownership Requirements: As described below, executives are required to hold significant amounts of company stock, which fosters the alignment of executives' interests with long-term shareholder interests.

▶ Policy Prohibiting Hedging of Shares: Executives are prohibited from actions designed to hedge or offset any decrease in the market value of our common stock.

Based on a consideration of the foregoing reviews and factors, the Compensation Committee has determined that risks arising from the company's compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the company.

Stock Ownership Requirements

The Compensation Committee believes that significant ownership of our common stock by our executive officers directly aligns their interests with those of our other shareholders and also helps balance the incentives for risk taking inherent in equity-based awards. We have had a requirement for many years that our senior executives hold significant amounts of company stock. The current required ownership levels are:

Executive Officer	Ownership Level
CEO	6x base salary

Other executive officers	3x base salary

U.S. Bancorp 2016 Proxy Statement	40

Compensation Discussion and Analysis

Unvested equity awards are not included in determining whether an executive officer satisfies these ownership levels. Until the applicable ownership level is met, the executive officers must hold 100% of the after-tax value of any vested stock award or exercised option.

As of December 31, 2015, all of our executive officers were in compliance with the stock ownership requirements. Most executive officers complied by holding stock valued in excess of their applicable salary multiple, and those who have not yet reached those levels (the most recently appointed executive officers) complied by holding their shares as required. Our executive officers' stock ownership levels often significantly exceed the requirements. For example, as of February 1, 2016, Mr. Davis owned shares valued at 22.3 times his 2015 base salary.

Deductibility of Performance-Based Compensation

Annual cash incentive awards for the NEOs are granted under the EIP, which is designed to allow the company to issue awards that qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"). Accordingly, the annual cash incentive plan sets the maximum award level that can be given to any NEO under the plan for any year at 0.2% of the company's net income for the year. The Compensation Committee then uses negative discretion to reduce the payout amount of an executive's cash incentive award to an amount that is determined based on the formula described above: Target Award Amount × (Bonus Funding Percentage +/- Individual Performance and Risk Sensitivity). The maximum award amount under the EIP was established principally to position these awards to comply with regulations under Section 162(m), and is not indicative of the expected payout amounts.

In 2015 and in previous years, PRSUs and stock options were awarded to our NEOs under the 2007 Stock Incentive Plan. Starting in 2016, annual equity awards are granted under the U.S. Bancorp 2015 Stock Incentive Plan. Based on the design of those plans, the PRSUs and stock options granted to NEOs are intended to qualify as performance-based compensation under Section 162(m).

We review all compensation programs and payments to determine the tax impact on the company as well as on the executive officers. In addition, we review the impact of our programs against other considerations, such as accounting impact, shareholder alignment, market competitiveness, effectiveness and perceived value to employees. Because many different factors influence a well-rounded, comprehensive executive compensation program, the Compensation Committee may award compensation that is not deductible under Section 162(m). In addition, there can be no assurance that compensation awards intended to qualify for tax deductibility under Section 162(m) will ultimately be determined by the Internal Revenue Service to so qualify.

Compensation Committee Report

The Compensation and Human Resources Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation and Human Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in our 2015 Annual Report on Form 10-K.

Compensation and Human Resources Committee of the Board of Directors of U.S. Bancorp

David B. O'Maley, Chair	O'dell M. Owens, M.D., M.P.H.
Arthur D. Collins, Jr.	Scott W. Wine
Olivia F. Kirtley
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Executive Compensation

Executive Compensation

Summary Compensation Table

The following table shows the cash and non-cash compensation awarded to or earned by our NEOs for 2015.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)[1]	Option Awards ($)[2]	Non-Equity Incentive Plan Compensation ($)[3]	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)[4]	All Other Compensation ($)[5]	Total ($)
Richard K. Davis[6]	2015	1,300,000	5,812,500	1,937,500	2,304,900	202,478	27,632	11,585,010
Chairman, President and	2014	1,200,000	5,625,000	1,875,000	2,465,100	8,192,618	15,358	19,373,076
Chief Executive Officer	2013	1,100,000	5,250,000	1,750,000	2,600,000	70,355	23,308	10,793,663

Andrew Cecere[7]	2015	750,000	3,750,000	1,250,000	920,250	43,399	28,053	6,741,702
Vice Chairman and	2014	725,000	3,187,500	1,062,500	1,047,263	1,400,038	27,883	7,450,184
Chief Operating Officer	2013	675,000	3,093,750	1,031,250	1,121,850	—	32,219	5,954,069
(former CFO)

Kathleen A. Rogers[8,9]	2015	475,000	750,000	250,000	485,688	298,453	14,705	2,273,846
Vice Chairman and Chief Financial Officer

Richard B. Payne, Jr.	2015	525,000	1,815,000	605,000	561,094	240,830	35,292	3,782,216
Vice Chairman,	2014	500,000	1,815,000	605,000	536,875	419,490	26,220	3,902,585
Wholesale Banking	2013	500,000	1,815,000	605,000	578,750	250,156	30,580	3,779,486

P.W. (Bill) Parker	2015	625,000	1,500,000	500,000	678,125	241,507	24,545	3,569,177
Vice Chairman and	2014	550,000	1,312,500	437,500	627,688	471,963	24,170	3,423,821
Chief Risk Officer	2013	475,000	1,072,500	357,500	534,660	149,427	19,706	2,608,793

Jeffry H. von Gillern[9]	2015	550,000	1,125,000	375,000	587,125	57,651	21,589	2,716,365
Vice Chairman, Technology and Operations Services

1.
Stock Awards

  The amounts in this column are calculated based on the number of performance-based restricted stock units, or PRSUs, awarded and the fair market value of U.S. Bancorp common stock on the date the award was made in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718.

  The 2015 values in this table reflect the fair market value of each officer's target payout for the 2015 PRSUs on the grant date. The number of units subject to each of these awards that were earned based on our actual 2015 performance is equal to 104.3% of the awards' respective target amounts. The fair market value of the maximum potential payout amounts for these awards on the grant date were as follows: (i) Mr. Davis, $7,265,625; (ii) Mr. Cecere, $4,687,500; (iii) Ms. Rogers, $937,500; (iv) Mr. Payne, $2,268,750; (v) Mr. Parker, $1,875,000; and (vi) Mr. von Gillern, $1,406,250.

2.
Option Awards

  The amounts in this column are based on the fair value of the stock option awards as estimated using the Black-Scholes option-pricing model in accordance with FASB ASC Topic 718. The assumptions used to arrive at the Black-Scholes value are disclosed in Note 18 to our consolidated financial statements included in our 2015 Annual Report on Form 10-K.

3.
Non-Equity Incentive Plan Compensation

  The amounts in this column relate to awards granted under our EIP. The EIP and these awards are discussed above in the "Compensation Discussion and Analysis" section of this proxy statement.

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Executive Compensation

4.
Change in Pension Value and Non-Qualified Deferred Compensation Earnings

  The amounts in this column represent the increase in the actuarial net present value of all future retirement benefits under the U.S. Bank Pension Plan and the U.S. Bancorp Non-Qualified Retirement Plan. A number of factors can cause the amounts reflected in this column to vary significantly, including volatility in the discount rate applied to determine the value of future payment streams and changes to mortality assumptions.

  The change in present value amounts reported for 2015 are substantially smaller than those reported for 2014 for the respective NEOs. These smaller "change" values are primarily due to the higher discount rates for year-end 2015, which are approximately 30 basis points higher than for year-end 2014, as well as annual cash incentive plan payout amounts at lower levels than in recent years for certain of the NEOs. For the amounts reported for 2015, the effect of the higher discount rate was offset or partially offset by increased age of the NEOs and increased service credited to the NEOs.

  The net present values of the pension benefits as of December 31, 2015, used to calculate the net change in pension benefits were determined using the same assumptions used to determine our pension obligations and expense for financial statement purposes. See Note 17 to our consolidated financial statements included in our 2015 Annual Report on Form 10-K for these specific assumptions. Additional information about our Pension Plan and Non-Qualified Retirement Plan is included below under the heading "Pension Benefits." We have not provided above-market or preferential earnings on any nonqualified deferred compensation and, accordingly, no such amounts are reflected in this column.

5.
All Other Compensation

  The following table describes each component of the All Other Compensation column for 2015:

Name	Parking Reimbursement ($)	Matching Contribution into 401(k) Savings Plan ($)	Reimbursement of Financial Planning Expenses ($)	Executive Physical ($)	Home Security System Expenses ($)	Other ($)[a]	Total ($)
Mr. Davis	4,220	10,600	—	11,657	819	336	27,632

Mr. Cecere	4,220	10,600	12,480	—	663	90	28,053

Ms. Rogers	4,070	10,600	—	—	—	35	14,705

Mr. Payne	4,220	10,600	12,480	7,927	—	65	35,292

Mr. Parker	4,220	10,600	7,000	2,690	—	35	24,545

Mr. von Gillern	4,220	10,600	—	2,946	788	3,035	21,589

  a.
  The amount for Mr. Davis includes a matching contribution of $250 under our charitable matching gifts program, which matches charitable gifts made by any of our employees and directors, and non-cash gifts with a value of $86. The amount for Mr. von Gillern includes a matching contribution of $3,000 and a non-cash gift with a value of $35. The amounts for all other NEOs are the result of non-cash gifts.

  Our company occasionally allows its executives the personal use of tickets for sporting and special events previously acquired by our company for the purpose of business entertainment. There is no incremental cost to our company for the use.

6.
Mr. Davis served as Chairman, President and Chief Executive Officer for all of 2015. His title changed to Chairman and Chief Executive Officer on January 18, 2016, in connection with Mr. Cecere's promotion to President.
7.
Mr. Cecere served as Vice Chairman and Chief Financial Officer until January 20, 2015, when he was promoted to Vice Chairman and Chief Operating Officer. He was further promoted to President and Chief Operating Officer on January 18, 2016.
8.
Ms. Rogers was appointed Vice Chairman and Chief Financial Officer on January 20, 2015.
9.
Ms. Rogers and Mr. von Gillern were not NEOs in 2013 or 2014. Accordingly, the table reflects only their compensation for 2015.
43	U.S. Bancorp 2016 Proxy Statement

Executive Compensation

Grants of Plan-Based Awards

The following table summarizes the equity and non-equity plan-based awards granted in 2015 to the NEOs. The first line of information for each executive contains information about the 2015 annual cash incentive awards (paid in February 2016) that each executive was eligible to receive under our EIP, and the remaining information relates to performance-based restricted stock units and stock options granted in 2015 under the 2007 Stock Incentive Plan.

Grants of Plan-Based Awards for Fiscal 2015

		Date of Compensation Committee Meeting at	Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]		Estimated Future Payouts Under Equity Incentive Plan Awards[4]			All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option

Name	Grant Date	Which Grant Was Approved	Target ($)[2]	Maximum ($)[3]	Threshold (#)	Target (#)	Maximum (#)	Options (#)[5]	Awards ($/Sh)	Awards ($)[6]
Richard K.	—	—	2,925,000	11,758,000	—	—	—	—	—	—
Davis	2/19/15	1/19/15	—	—	0	131,148	163,932	—	—	5,812,500
	2/19/15	1/19/15	—	—	—	—	—	158,165	44.32	1,937,500

Andrew	—	—	1,125,000	11,758,000	—	—	—	—	—	—
Cecere	2/19/15	1/19/15	—	—	0	84,611	105,763	—	—	3,750,000
	2/19/15	1/19/15	—	—	—	—	—	102,044	44.32	1,250,000

Kathleen A.	—		593,750	11,758,000	—	—	—	—	—	—
Rogers	2/19/15	1/19/15	—	—	0	16,922	21,150	—	—	750,000
	2/19/15	1/19/15	—	—	—	—	—	20,410	44.32	250,000

Richard B.	—	—	656,250	11,758,000	—	—	—	—	—	—
Payne, Jr.	2/19/15	1/19/15	—	—	0	40,952	51,188	—	—	1,815,000
	2/19/15	1/19/15	—	—	—	—	—	49,388	44.32	605,000

P.W. (Bill)	—	—	781,250	11,758,000	—	—	—	—	—	—
Parker	2/19/15	1/19/15	—	—	0	33,844	42,304	—	—	1,500,000
	2/19/15	1/19/15	—	—	—	—	—	40,819	44.32	500,000

Jeffry H.	—	—	687,500	11,758,000	—	—	—	—	—	—
von Gillern	2/19/15	1/19/15	—	—	0	25,383	31,727	—	—	1,125,000
	2/19/15	1/19/15	—	—	—	—	—	30,614	44.32	375,000

1.
Estimated Future Payouts Under Non-Equity Incentive Plan Awards

  These columns show the potential payments for each of these executive officers under our EIP in 2016, for 2015 performance. Actual annual cash incentive payout amounts are determined in accordance with a formula based on corporate EPS performance and business line pretax income performance, in each case ranging from 0% to 200% of target levels, with the resulting number subject to adjustment for individual performance and risk sensitivity. Additional information regarding how the payout amounts for these awards are determined is included above in "Compensation Discussion and Analysis — Annual Cash Incentive Awards," and the actual amounts paid based on our 2015 performance are reported above in the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table.

2.
Target Estimated Future Payouts Under Non-Equity Incentive Plan Awards

  As described above in "Compensation Discussion and Analysis — Annual Cash Incentive Awards," the Compensation Committee establishes a target cash incentive amount for each NEO each year, expressed as a percentage of the executive's base salary.

3.
Maximum Estimated Future Payouts Under Non-Equity Incentive Plan Awards

  Our EIP provides the opportunity for each participant in the plan to earn a maximum cash incentive amount equal to 0.2% of our net income for the performance year. Our net income for the 2015 fiscal year was $5.879 billion, and 0.2% of net income was $11.758 million. As described above in "Compensation Discussion and Analysis — Deductibility of Performance-Based Compensation," the maximum amounts calculated in accordance with the EIP are not indicative of amounts the Compensation Committee expects to pay out.

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4.
Estimated Future Payouts under Equity Incentive Plan Awards

  These columns show the potential number of PRSUs that could have been earned by each of these executive officers in 2015. Depending on performance, 0% to 125% of the target number of PRSUs granted to the executive officers on February 19, 2015, could have been earned. The number of units earned is determined using a sliding scale based on (i) our 2015 ROE result versus a predetermined target and (ii) our 2015 ROE ranking within our peer group. Based on our actual 2015 performance compared to the targets set in the award agreements for each executive, the number of units earned is equal to 104.3% of their respective targets. Additional information regarding how the PRSU awards are earned is included above in "Compensation Discussion and Analysis — Long-Term Incentive Awards," and the actual number of units earned by each NEO is included in the Outstanding Equity Awards at 2015 Fiscal Year-End table below.

  The earned PRSUs vest at 25% per year, with vesting dates of February 19, 2016, 2017, 2018 and 2019. The PRSUs accrue an amount equal to the dividends paid on our shares of common stock, which is paid at the end of the performance period on the number of units earned.

5.
Option Awards

  These stock options were granted on February 19, 2015, and vest at 25% per year, with vesting dates of February 19, 2016, 2017, 2018 and 2019.

6.
Grant Date Fair Value of Stock and Option Awards

  The grant date fair value of the PRSUs was calculated using the target number of units multiplied by the closing market price of a share of our common stock on the grant date. The Black-Scholes option pricing model was used to estimate the grant date fair value of the options in this column. Use of this model should not be construed as an endorsement of its accuracy. All stock option pricing models require predictions about the future movement of the stock price. The assumptions used to develop the grant date valuations for the options granted on February 19, 2015, were: risk-free rate of return of 1.67%, dividend rate of 2.6%, volatility rate of 37.02%, quarterly reinvestment of dividends, and an average term of 5.5 years. No adjustments have been made for non-transferability or risk of forfeiture. The real value of the stock options in this table will depend on the actual performance of our common stock during the applicable period and the fair market value of our common stock on the date the options are exercised.

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Outstanding Equity Awards

The following table shows the unexercised stock options and the unvested restricted stock, restricted stock units and PRSUs held at the end of fiscal year 2015 by the NEOs.

Outstanding Equity Awards at 2015 Fiscal Year-End

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)[1]
Richard K. Davis	—	158,165	(2)	44.32	2/19/2025	—		—
	41,191	123,575	(3)	40.32	2/20/2024	—		—
	72,076	72,076	(4)	33.99	2/14/2023	—		—
	221,022	73,674	(5)	28.63	2/15/2022	—		—
	260,172	—		28.70	2/16/2021	—		—
	300,122	—		23.86	2/16/2020	—		—
	305,625	—		25.35	10/22/2019	—		—
	1,457,726	—		31.04	1/16/2018	—		—
	919,118	—		35.76	1/17/2017	—		—
	—	—		—	—	136,784	(6)	5,836,573
	—	—		—	—	109,653	(7)	4,678,894
	—	—		—	—	85,259	(8)	3,638,002
	—	—		—	—	33,898	(9)	1,446,428

Andrew Cecere	—	102,044	(2)	44.32	2/19/2025	—		—
	23,341	70,025	(3)	40.32	2/20/2024	—		—
	42,474	42,474	(4)	33.99	2/14/2023	—		—
	138,140	46,047	(5)	28.63	2/15/2022	—		—
	165,564	—		28.70	2/16/2021	—		—
	183,374	—		25.35	10/22/2019	—		—
	874,636	—		31.04	1/16/2018	—		—
	321,691	—		35.76	1/17/2017	—		—
	—	—		—	—	88,247	(6)	3,765,499
	—	—		—	—	62,136	(7)	2,651,343
	—	—		—	—	50,242	(8)	2,143,826
	—	—		—	—	21,186	(9)	904,007

Kathleen A. Rogers	—	20,410	(2)	44.32	2/19/2025	—		—
	3,254	1,627	(5)	28.63	2/15/2022	—		—
	1,331	—		28.70	2/16/2021	—		—
	—	—		—	—	17,646	(6)	752,955
	—	—		—	—	8,371	(10)	357,191
	—	—		—	—	4,266	(11)	182,030
	—	—		—	—	1,736	(12)	74,075

Richard B. Payne, Jr.	—	49,388	(2)	44.32	2/19/2025	—		—
	13,291	39,876	(3)	40.32	2/20/2024	—		—
	24,917	24,918	(4)	33.99	2/14/2023	—		—
	81,042	27,014	(5)	28.63	2/15/2022	—		—
	94,607	—		28.70	2/16/2021	—		—
	96,041	—		23.86	2/16/2020	—		—
	70,386	—		13.10	3/2/2019	—		—
	210,204	—		31.04	1/16/2018	—		—
	—	—		—	—	42,712	(6)	1,822,521
	—	—		—	—	35,381	(7)	1,509,707
	—	—		—	—	29,475	(8)	1,257,698
	—	—		—	—	12,430	(9)	530,388

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Executive Compensation

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)[1]
P.W. (Bill) Parker	—	40,819	(2)	44.32	2/19/2025	—		—
	9,611	28,834	(3)	40.32	2/20/2024	—		—
	14,724	14,725	(4)	33.99	2/14/2023	—		—
	47,889	15,963	(5)	28.63	2/15/2022	—		—
	59,129	—		28.70	2/16/2021	—		—
	—	—		—	—	35,296	(6)	1,506,080
	—	—		—	—	25,584	(7)	1,091,669
	—	—		—	—	17,417	(8)	743,183
	—	—		—	—	7,344	(9)	313,368

Jeffry H. von Gillern	—	30,614	(2)	44.32	2/19/2025	—		—
	7,250	21,750	(3)	40.32	2/20/2024	—		—
	13,591	13,592	(4)	33.99	2/14/2023	—		—
	—	13,508	(5)	28.63	2/15/2022	—		—
	53,597	—		32.70	2/12/2018	—		—
	42,879	—		36.25	2/13/2017	—		—
	—	—		—	—	26,471	(6)	1,129,518
	—	—		—	—	19,297	(7)	823,403
	—	—		—	—	16,077	(8)	686,006
	—	—		—	—	6,215	(9)	265,194

1.
The amounts in this column are calculated using a per share value of $42.67, the closing market price of a share of our common stock on December 31, 2015, the last business day of the year.

2.
These non-qualified stock options vest at the rate of 25% per year, with vesting dates of February 19, 2016, 2017, 2018 and 2019.

3.
These non-qualified stock options vest at the rate of 25% per year; 25% vested on February 20, 2015, with remaining vesting to occur on February 20, 2016, 2017 and 2018.

4.
These non-qualified stock options vest at the rate of 25% per year; 25% vested on each of February 14, 2014 and 2015, with remaining vesting to occur on February 14, 2016 and 2017.

5.
These non-qualified stock options vest at the rate of 25% per year; 25% vested on each of February 15, 2013, 2014 and 2015, with remaining vesting to occur on February 15, 2016.

6.
These PRSUs, the number of which was determined based on our actual 2015 performance compared to the targets set in the applicable award agreements, vest at the rate of 25% per year, with vesting dates of February 19, 2016, 2017, 2018 and 2019.

7.
These PRSUs, the number of which was determined based on our actual 2014 performance compared to the targets set in the applicable award agreements, vest at the rate of 25% per year; 25% vested on February 20, 2015, with remaining vesting to occur on February 20, 2016, 2017 and 2018.

8.
These PRSUs, the number of which was determined based on our actual 2013 performance compared to the targets set in the applicable award agreements, vest at the rate of 25% per year; 25% vested on each of February 14, 2014 and 2015, with remaining vesting to occur on February 14, 2016 and 2017.

9.
These PRSUs, the number of which was determined based on our actual 2012 performance compared to the targets set in the applicable award agreements, vest at the rate of 25% per year; 25% vested on each of February 15, 2013, 2014 and 2015, with remaining vesting to occur on February 15, 2016.

10.
These restricted stock units vest at the rate of 25% per year; 25% vested on February 20, 2015, with remaining vesting to occur on February 20, 2016, 2017 and 2018.

11.
These restricted shares vest at the rate of 25% per year; 25% vested on each of February 14, 2014 and 2015, with remaining vesting to occur on February 14, 2016 and 2017.

12.
These restricted shares vest at the rate of 25% per year; 25% vested on each of February 15, 2013, 2014 and 2015, with remaining vesting to occur on February 15, 2016.
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Option Exercises and Stock Vested

The following table summarizes information with respect to stock option awards exercised and restricted stock, restricted stock units and PRSUs vested during fiscal 2015 for each of the NEOs.

Option Exercises and Stock Vested during Fiscal 2015

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)[1]	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[2]
Richard K. Davis	548,297	8,271,444	220,102	9,850,772

Andrew Cecere	250,650	3,631,668	130,361	5,835,129

Kathleen A. Rogers	—	—	8,128	362,606

Richard B. Payne, Jr.	250,000	3,226,722	59,588	2,665,353

P.W. (Bill) Parker	60,025	1,149,815	42,713	1,910,479

Jeffry H. von Gillern	102,348	1,234,579	26,808	1,198,201

1.
Value Realized on Exercise

  Value determined by subtracting the exercise price per share from the market value per share of our common stock on the date of exercise and multiplying the difference by the number of shares acquired on exercise.

2.
Value Realized on Vesting

  Value determined by multiplying the number of vested shares or units by the opening market price of a share of our common stock on the vesting date, or on the next business day in the event the vesting date is not on a business day.

Pension Benefits

Defined Benefit Pension Plans

The U.S. Bank Pension Plan was created through the merger of the former U.S. Bancorp's career average pay defined benefit plan, known as the "U.S. Bancorp Cash Balance Pension Plan," and the former Firstar Corporation's non-contributory defined benefit plan, which was primarily a final average pay plan. Under the U.S. Bank Pension Plan, benefits are calculated using a final average pay formula, based upon the employee's years of service and average salary during the five consecutive years of service in which compensation was the highest during the ten years prior to retirement, with a normal retirement age of 65. Effective January 1, 2010, our company established a new cash balance formula for certain current and all future eligible employees. Participants will receive annual pay credits based on eligible pay multiplied by a percentage determined by their age and years of service. Participants will also receive an annual interest credit. Participants in the pension plan that elected to receive pension benefits using the cash balance formula had their existing benefits in the pension plan frozen and will earn future benefits under the cash balance formula. Substantially all employees are eligible to receive benefits under the U.S. Bank Pension Plan. Participation requires one year of service with U.S. Bancorp or its affiliates, and vesting of benefits requires five years of service for benefits under the final average pay formula and three years of service for benefits under the post-2009 cash balance formula. Messrs. Cecere, Parker and von Gillern were the only NEOs that elected to receive pension benefits using the cash balance formula.

Although no new benefits are accrued under the former U.S. Bancorp Cash Balance Pension Plan formula and Firstar Corporation's plan formula for service after 2001, benefits previously earned under those plans have been preserved and will be part of a retiree's total retirement benefit. In order to preserve the relative value of benefits that use the final average pay formula, subsequent changes in compensation (but not in service) may increase the amount of those benefits.

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Federal laws limit the amount of compensation we may consider when determining benefits payable under qualified defined benefit pension plans. We also maintain a non-contributory, non-qualified retirement plan that pays the excess pension benefits that would have been payable under our current and prior qualified defined benefit pension plans if the federal limits were not in effect.

Mr. Davis and Ms. Rogers earned benefits under the former Firstar Corporation plan that will be included in their ultimate retirement benefits. Messrs. Cecere, Parker and von Gillern earned benefits under the former U.S. Bancorp Cash Balance Pension Plan that will be included in their ultimate retirement benefits. Mr. Payne became an employee in 2006 and did not earn benefits under either of these prior plans.

Supplemental Retirement Benefits

Certain of our executive officers, including all of the NEOs except for Mr. Payne and Ms. Rogers, are eligible for a supplemental benefit that augments benefits earned under the U.S. Bank Pension Plan and the non-qualified excess benefits discussed above. The supplemental benefit ensures that eligible executives receive a total retirement benefit equal to a fixed percentage of the executive's final average cash compensation. In the case of Messrs. Parker and von Gillern, their supplemental benefits were frozen in 2001. For purposes of this supplemental benefit, final average cash compensation includes annual base salary, annual cash bonuses and other cash compensation awards as determined by the Compensation Committee. Eligibility for these supplemental benefits has been determined by the Compensation Committee based on individual performance and level of responsibility.

Vesting of the supplemental benefit is generally subject to certain conditions, including that an executive officer provide a certain number of years of service determined by the Compensation Committee. Mr. Davis is eligible for an amount of total retirement benefits at age 62 equal to 60% of the average cash compensation during his five consecutive years of service in which he is most highly compensated, and he is fully vested in these benefits. Mr. Cecere is eligible for an amount of total retirement benefits at age 65 equal to 55% of the average cash compensation during his final three years of service, reduced by his estimated retirement benefits from Social Security. Mr. Cecere is fully vested in a portion of his supplemental benefit, with his vested portion increasing on a pro rata basis up to age 60. Mr. Parker has a frozen monthly annuity benefit of $1,761 in which he is fully vested, payable as early as his termination date. Mr. von Gillern also has a frozen monthly annuity benefit of $138 in which he is fully vested, payable as early as his termination date.

For Mr. Davis, the standard form of payment of the supplemental benefit is a ten-year certain, single life annuity. For a portion of Mr. Cecere's supplemental benefit, the standard form is either a lump sum or a joint and survivor annuity, depending on the present value of the lump sum at retirement, and for the remaining portion of the benefit, the standard form is a joint and survivor annuity. For the supplemental benefits for Messrs. Parker and von Gillern, the standard form is either a lump sum or a joint and survivor annuity, depending on the present value of the lump sum at retirement. Each of Messrs. Davis, Cecere and Parker has the option of electing to receive his supplemental benefit in other various forms of annuity benefits. In general, this election must be made prior to the applicable officer's retirement date. In addition, Mr. Davis has the option to elect to receive the pre-2005 portion of his supplemental benefit as a lump sum distribution, and Messrs. Cecere and Parker have the option to elect to receive their entire supplemental benefit as a lump sum. This election must be made at least 12 months prior to the applicable officer's retirement date, and Mr. Cecere has made such an election. The amount of the lump sum distribution equals the actuarial equivalent of the annuity form of payment and is calculated using substantially similar actuarial assumptions as for our pension plan obligations discussed in Note 17 to our consolidated financial statements included in our 2015 Annual Report on Form 10-K. The means of calculating the various annuity benefits are described in the pension plan.

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Pension Benefits for Fiscal 2015

The following table summarizes information with respect to each plan that provides for payments or other benefits at, following, or in connection with the retirement of any of the NEOs.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)[1,2]		Payments During Last Fiscal Year ($)
Richard K. Davis	U.S. Bancorp Non-Qualified Retirement Plan:
	Supplemental Benefits	22	21,450,235		—
	Excess Benefit	22	8,346,406		—
	U.S. Bank Pension Plan	22	681,870		—

	Total		30,478,511	(3)	—

Andrew Cecere	U.S. Bancorp Non-Qualified Retirement Plan:
	Supplemental Benefits	30	2,105,013		—
	Excess Benefit	30	3,383,603		—
	U.S. Bank Pension Plan	30	494,213		—

	Total		5,982,829	(4)	—

Kathleen A. Rogers	U.S. Bancorp Non-Qualified Retirement Plan:
	Supplemental Benefits	N/A	N/A		—
	Excess Benefits	27	706,814		—
	U.S. Bank Pension Plan	27	578,941		—

	Total		1,285,755	(5)	—

Richard B. Payne, Jr.	U.S. Bancorp Non-Qualified Retirement Plan:
	Supplemental Benefits	N/A	N/A		—
	Excess Benefit	10	1,665,218		—
	U.S. Bank Pension Plan	10	390,979		—

	Total		2,056,197	(5)	—

P.W. (Bill) Parker	U.S. Bancorp Non-Qualified Retirement Plan:
	Supplemental Benefits	18	216,642		—
	Excess Benefit	32	1,891,090		—
	U.S. Bank Pension Plan	32	624,689		—

	Total		2,732,421	(5)

Jeffry H. von Gillern	U.S. Bancorp Non-Qualified Retirement Plan:
	Supplemental Benefits	1	12,018		—
	Excess Benefit	15	495,615		—
	U.S. Bank Pension Plan	15	229,850		—

	Total		737,483	(5)

1.
The measurement date and material actuarial assumptions applied in quantifying the present value of the current accrued benefits are discussed in Note 17 to our consolidated financial statements included in our 2015 Annual Report on Form 10-K. These assumptions include the use of a 4.28% discount rate for the supplemental and excess plans and a 4.47% discount rate for the qualified pension plan. The mortality assumptions used are based on the RP 2014 mortality table projected generationally using a customized RPEC_2014 scale. The average pay used for the benefit calculations was historical pay through the measurement date (December 31, 2015).
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  The amounts in this column were calculated based on the earliest age at which the applicable officer is entitled to receive unreduced retirement benefits and ignore any vesting requirements. The earliest age of unreduced retirement benefits is 62 for Mr. Davis and 65 for Messrs. Cecere, Payne, Parker, and von Gillern and Ms. Rogers.

2.
In the event of the death of one of the officers in this table, a pre-established percentage of the officer's pension benefits will be paid to the officer's beneficiary. The actual percentage paid to the beneficiary is dependent on the form of payment of benefits elected by the officer. The default percentage is 50% to the officer's spouse. An additional lump sum death benefit may be payable based on certain actuarial calculations. The present value of the payments to an officer's beneficiary would not exceed the total present value of accumulated benefits shown in this column.
3.
Mr. Davis is 100% vested and eligible to begin receiving his U.S. Bank Pension Plan benefit and the pre-2005 portion of his excess and supplemental benefits upon retirement. The remainder of his excess and supplemental benefits are payable upon the later of age 62 or retirement. The portion of his benefits available at retirement are reduced by an early retirement benefit formula specified in the applicable plan for each year prior to his reaching age 62. The early retirement benefit formula reduces the annual pension benefit amount payable to Mr. Davis due to the longer benefit payment period related to the earlier commencement of benefits.
4.
Mr. Cecere is 100% vested and eligible to begin receiving his U.S. Bank Pension Plan benefit and the pre-2005 portion of his excess and supplemental benefits upon retirement at any age. The remainder of his excess and supplemental benefits are payable upon the later of age 62 or retirement. If any of the vested benefits are paid before Mr. Cecere reaches age 65, the benefits are reduced by certain early retirement benefit formulas specified in the applicable plan for each year prior to Mr. Cecere's reaching age 65. These early retirement benefit formulas reduce the annual pension benefit amount payable to Mr. Cecere due to the longer benefit payment period related to the earlier commencement of benefits.
5.
Ms. Rogers and Messrs. Payne, Parker and von Gillern are currently vested in 100% of their pension benefits.

Nonqualified Deferred Compensation

Under the U.S. Bank Executive Employees Deferred Compensation Plan (2005 Statement) (the "Executive Deferred Compensation Plan"), members of our senior management, including all of our executive officers, may choose to defer all or a part of their annual base salary and annual cash incentive payments. The minimum amount that can be deferred in any calendar year is $1,000. Cash compensation that is deferred is deemed to be invested in one of several investment funds, including a U.S. Bancorp common stock fund, as selected by the participant.

Shown below are the rates of return for each of the investment options (also known as measurement funds) available under the Executive Deferred Compensation Plan for the period from January 1, 2015, through December 31, 2015:

Fund Name	2015 Returns
Stable Value Fund	1.58%

Bond Index Fund	0.32%

Active Bond Fund	0.16%

US Large Cap Equity Index Fund	1.28%

US Small-Mid Equity Index Fund	–3.31%

Active US Small-Mid Equity Fund	–3.76%

International Equity Index Fund	–0.30%

Active International Equity Fund	–2.41%

Deferred Savings U.S. Bancorp Stock Fund	–2.85%

Amounts deferred under the Executive Deferred Compensation Plan are credited with earnings and investment gains and losses by assuming that deferred amounts were invested in one or more of the hypothetical investment options selected by the plan participant. Plan participants are allowed to change their investment elections at any time, but the

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changes are only effective at the beginning of the following calendar quarter. The measurement funds are merely measuring tools to determine the amount by which account balances will be debited or credited to reflect deemed investment returns on deferred compensation.

Although the plan administrator has established procedures permitting a plan participant to reallocate deferred amounts among these investment alternatives after the initial election to defer, the election to defer is irrevocable, and the deferred compensation will not be paid to the executive officer until his or her retirement or earlier termination of employment. At that time, the participant will receive, depending upon the payment choice and investment alternatives selected by the executive officer, payment of the amounts credited to his or her account under the plan in a lump-sum cash payment or in annual installments over 5, 10, 15 or 20 years. Payments are made ratably in cash from each of the investment alternatives in which the officer has a balance, except the stock fund, which is generally paid in shares. If a participant dies before the entire deferred amount has been distributed, the undistributed portion will be paid to the participant's beneficiary. The benefits under the plan otherwise are not transferable by the participant.

Prior to the establishment of the Executive Deferred Compensation Plan, members of our senior management could defer annual salary and annual cash incentive compensation into a prior U.S. Bancorp deferred compensation plan. Mr. Davis has deferred amounts under our prior plan.

The following table summarizes information with respect to the participation of the NEOs in any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Nonqualified Deferred Compensation for Fiscal 2015

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)[1]	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Richard K. Davis	—	—	(89,658)	—	3,057,617	(2)

Andrew Cecere	—	—	—	—	—

Kathleen A. Rogers	—	—	—	—	—

Richard B. Payne, Jr.	—	—	—	—	—

P.W. (Bill) Parker	125,538	—	10,466	—	1,065,602	(3)

Jeffry H. von Gillern	—	—	—	—	—

1.
The amount reported in this column represents the change during the last fiscal year in the value of the underlying investment fund or U.S. Bancorp stock fund in which the executive officer's deferred amounts were deemed to be invested and any increases in the deferred amounts due to dividends payable upon those funds.
2.
Of this amount, $776,000 represents deferrals of cash compensation from prior years that were reported in the Summary Compensation Table in our proxy statement for the relevant years. The remaining balance represents the cumulative earnings on the original deferred amounts.
3.
Of this amount, $232,470 represents deferrals of cash compensation that was earned in 2014 and 2015. These amounts were included as part of the pay reported in the Summary Compensation Table in our proxy statement for the relevant years.

Potential Payments Upon Termination or Change-in-Control

Payments Made Upon Termination

Except as discussed below under "Potential Payments Upon Change-in-Control," if the employment of any of the NEOs is voluntarily or involuntarily terminated, no additional payments or benefits will accrue or be paid to him or her, other than what the officer has accrued and is vested in under the benefit plans discussed above in this proxy statement,

U.S. Bancorp 2016 Proxy Statement	52

Executive Compensation

including under the heading "Pension Benefits." Except in connection with a change-in-control of U.S. Bancorp, a voluntary or involuntary termination will not trigger an acceleration of the vesting of any outstanding equity award.

Payments Made Upon Disability

Under the terms of the U.S. Bancorp Non-Qualified Retirement Plan, Messrs. Davis and Cecere and all of our executive officers with a non-qualified supplemental pension benefit are eligible for a disability benefit that is equal to 60% of their current annual cash compensation. The definition of disability is similar to that used for the disability plan covering all employees. The definition of annual cash compensation is the same definition as is used to calculate supplemental pension benefits under this plan, without using a five-year average. Messrs. Payne, Parker, and von Gillern and Ms. Rogers are eligible for an annual disability benefit of $150,000 (equal to 50% of their annual cash compensation, up to $300,000 of compensation) under the terms of the U.S. Bank Long-Term Disability Insurance Plan insured by Hartford Life and Accident Insurance Company. Optional additional disability insurance is available for purchase by those NEOs. The definition of disability is generally that a participant is unable to perform material duties of his or her own occupation for 24 months following the six-month elimination period, or any occupation after 24 months, and suffers a loss of at least 20% in predisability earnings. The definition of annual cash compensation is actual cash compensation for a one-year period ending September 30. The disability benefit for any of the officers would be reduced by any benefits payable under the U.S. Bank Pension Plan, Social Security or worker's compensation. The payments continue until the participant dies, ceases to have a disability or reaches normal retirement age.

If the employment of any of our officers who have received equity compensation awards is terminated due to disability, the terms of our stock option and PRSU agreements provide that the vesting and other terms of those awards will continue as if the termination of employment did not occur. With the exception of Ms. Rogers, no financial information for the event of disability is set forth below in the Potential Payments Upon Disability, Death, Involuntary Termination, or Termination After a Change-in-Control table for the equity awards held by our NEOs, as there is no immediate financial impact upon the occurrence of any of these events. Ms. Rogers holds unvested restricted stock and restricted stock units she was granted before becoming an executive officer, and the agreements governing those awards provide for the acceleration of any unvested restricted shares or restricted stock units in the event of long-term disability.

Payments Made Upon Death

In the event of the death of any of the NEOs, the benefits discussed above under the heading "Payments Made Upon Termination" would be payable. Additionally, all of our equity award agreements provide for the acceleration of any unvested award upon the death of the officer. For PRSUs, the target number of units will vest if the death occurs before the performance period has ended, and the earned number of units will vest if the death occurs on or after the last day of the performance period. The stock option agreements generally provide that the administrator of the officer's estate has a three-year period after death during which to exercise the options. NEOs are also eligible to receive life insurance benefits under the same plans available to our other employees. Their benefit is equal to their annual cash compensation up to $300,000. In addition, optional term life insurance is available for purchase. As this benefit is generally available to all salaried employees and does not discriminate in scope, terms, or operation in favor of the officers, the value has not been quantified in the Potential Payments Upon Disability, Death, Involuntary Termination, or Termination After a Change-in-Control table.

Potential Payments Upon Change-in-Control

We entered into change-in-control agreements with each of Messrs. Davis, Cecere, Payne, Parker and von Gillern when those NEOs first became executive officers. These legacy change-in-control agreements provide that if within 24 months after a change-in-control of U.S. Bancorp the officer's employment is terminated either by U.S. Bancorp (other than for cause or disability), or by the officer for good reason, then the officer will be entitled to a lump-sum payment consisting of (a) the officer's prorated base salary through the date of termination plus the prorated amount of any bonus or incentive for the year in which the termination occurs, based on the target bonus for the officer for that year, and (b) a severance payment equal to three times the sum of the officer's highest base salary, on an annualized basis, paid by U.S. Bancorp during the prior five years plus the highest bonus earned by the executive with respect to any single year during the prior five years. The terms "cause," "good reason" and "change-in-control" are defined in the agreements. In the event of a termination following a change-in-control, the officer would also be entitled to the benefits listed above under the heading "Payments Made Upon Termination." In addition, these officers are entitled to a tax gross up in respect of excise taxes imposed on change-in-control payments or benefits under Section 4999 of the Code. The amount of Mr. Cecere's supplemental retirement benefits will be increased in the event he receives severance payments

53	U.S. Bancorp 2016 Proxy Statement

Executive Compensation

following a change-in-control of U.S. Bancorp. See the Potential Payments Upon Disability, Death, Involuntary Termination, or Termination After a Change-in-Control table below.

All of our equity award agreements provide for acceleration of the vesting of any unvested award if an officer is terminated within 12 months after a change-in-control of U.S. Bancorp other than for cause. For PRSUs, the target number of units will vest if the qualifying termination occurs before the performance period has ended, and the earned number of units will vest if the qualifying termination occurs on or after the last day of the performance period. Accelerated options may be exercised at any time during the 12 months following the officer's termination.

Pension Payments

No information regarding pension amounts payable to Messrs. Davis, Payne, Parker, and von Gillern and Ms. Rogers is shown below in the Potential Payments Upon Disability, Death, Involuntary Termination, or Termination After a Change-in-Control table. Applicable pension amounts payable to these executive officers are discussed above under the heading "Pension Benefits." Mr. Cecere's pension amounts are also discussed above under that heading, but under the terms of the Supplemental Pension Plan, Mr. Cecere would receive an enhancement value of three years of service that would be granted upon a termination following a change-in-control, the value of which is shown below.

The following table shows potential payments to the NEOs upon disability, death, involuntary termination or termination upon a change-in-control of U.S. Bancorp. The amounts shown assume that termination was effective as of December 31, 2015, the last business day of the year, and are estimates of the amounts that would be paid to the executives upon termination in addition to the base salary and cash incentive payments earned by the executives during 2015. The actual amounts to be paid can only be determined at the time of an executive's termination.

Potential Payments Upon Disability, Death, Involuntary Termination, or Termination After a Change-in-Control

Name	Type of Payment	Annual Disability Payments ($)	Payments Upon Death ($)	Payments Upon Involuntary Termination ($)	Payments Upon Involuntary or Good Reason Termination After a Change-In-Control Occurs ($)
Richard K. Davis
	Base Pay	780,000	—	—	3,900,000
	Bonus	1,382,940	—	—	9,600,000
	Acceleration of Unvested Equity Awards:
	Stock Options[1]	—	1,950,404	—	1,950,404
	PRSUs[2]	—	15,599,894	—	15,599,894
	Excise Tax Gross Up Payment[3]	—	—	—	—

	Total	2,162,940	17,550,298	—	31,050,298

Andrew Cecere
	Base Pay	450,000	—	—	2,250,000
	Bonus	552,150	—	—	4,080,000
	Acceleration of Unvested Equity Awards:
	Stock Options[1]	—	1,179,733	—	1,179,733
	PRSUs[2]	—	9,464,677	—	9,464,677
	Increase in Supplemental Retirement Benefits	—	—	—	381,803	(4)
	Excise Tax Gross Up Payment[3]	—	—	—	—

	Total	1,002,150	10,644,410	—	17,356,213

U.S. Bancorp 2016 Proxy Statement	54

Executive Compensation

Name	Type of Payment	Annual Disability Payments ($)		Payments Upon Death ($)	Payments Upon Involuntary Termination ($)	Payments Upon Involuntary or Good Reason Termination After a Change-In-Control Occurs ($)
Kathleen A. Rogers
	Base Pay	150,000		—	—	—
	Bonus	—		—	—	—
	Acceleration of Unvested Equity Awards:
	Stock Options[1]	—		22,843	—	22,843
	Restricted Stock, Restricted Stock Units and PRSUs[2]	613,295	(5)	1,366,249	—	1,366,249

	Total	763,295	(6)	1,389,092	—	1,389,092

Richard B. Payne, Jr.
	Base Pay	150,000		—	—	1,575,000
	Bonus	—		—	—	2,812,500
	Acceleration of Unvested Equity Awards:
	Stock Options[1]	—		689,273	—	689,273
	PRSUs[2]	—		5,120,313	—	5,120,313
	Excise Tax Gross Up Payment[3]	—		—	—	—

	Total	150,000		5,809,586	—	10,197,086

P.W. (Bill) Parker
	Base Pay	150,000		—	—	1,875,000
	Bonus	—		—	—	2,349,000
	Acceleration of Unvested Equity Awards:
	Stock Options[1]	—		419,694	—	419,694
	PRSUs[2]	—		3,654,301	—	3,654,301
	Excise Tax Gross Up Payment[3]	—		—	—	—

	Total	150,000		4,073,995	—	8,297,995

Jeffry H. von Gillern
	Base Pay	150,000		—	—	1,650,000
	Bonus	—		—	—	2,031,750
	Acceleration of Unvested Equity Awards:
	Stock Options[1]	—		358,744	—	358,744
	PRSUs[2]	—		2,904,118	—	2,904,118
	Excise Tax Gross Up Payment[3]	—		—	—	—

	Total	150,000	(6)	3,262,862	—	6,944,612

1.
Value computed for each stock option grant by multiplying (i) the difference between (a) $42.67, the closing market price of a share of our common stock on December 31, 2015, the last business day of the year, and (b) the exercise price per share for that option grant by (ii) the number of shares subject to that option that vest.
55	U.S. Bancorp 2016 Proxy Statement

Executive Compensation

2.
Value determined by multiplying the number of shares or units that vest by $42.67, the closing market price of a share of our common stock on December 31, 2015, the last business day of the year. The value of the PRSUs is based on the number of units earned in the applicable performance period.
3.
In the case of a change-in-control, the standard calculations as specified in regulations under Section 280(g) of the the Internal Revenue Code of 1986, as amended, were applied to the various benefits the executive officers would receive in order to determine if any 280(g) excise taxes would be triggered and if so, what amount of 280(g) gross up payments would be required under the terms of the change-in-control agreements.
4.
Represents an increase in the amount of supplemental retirement benefits payable to Mr. Cecere. Such increase will not be paid upon involuntary termination or termination for good reason after a change-in-control, but will be paid in accordance with the terms of the supplemental retirement benefit plan in which he participates.
5.
Represents the one-time value realized through accelerated vesting of restricted stock and restricted stock units. Not an annual amount.
6.
Ms. Rogers and Mr. von Gillern each purchased additional disability insurance, which is not reflected in this table.

Director Compensation

Compensation for 2015

Our non-employee directors received the following cash fees for serving on the Board in 2015:

Retainer
Annual retainer for service on the Board	$90,000

Additional annual retainer for Lead Director	$50,000

Additional annual retainer for chairs of Community Reinvestment and Public Policy, Compensation and Human Resources, and Governance Committees	$20,000

Additional annual retainer for chairs of Audit and Risk Management Committees	$32,500

Additional annual retainer for other members of Audit and Risk Management Committees	$7,500

Each non-employee director who served on U.S. Bancorp's primary banking subsidiary's board of directors or on any ad hoc committee of the U.S. Bancorp Board of Directors received $1,500 per meeting for that service. Each non-employee director was also paid $1,500 for each meeting he or she attended that was not a regularly scheduled Board or committee meeting.

In addition, each non-employee director received an annual award of restricted stock units with a grant date fair market value of approximately $140,000. Based on our closing stock price on January 22, 2015, the date of grant, directors serving on the Board at this time were granted 3,224 restricted stock units. The directors who joined the Board toward the end of the year received a prorated award of restricted stock units in January 2016. The restricted stock units attributable to their service during a portion of 2015 are not reflected in the table below because the grant date was in 2016. For 2015, the non-employee directors could also elect to receive their annual board and committee retainers and meeting fees in the form of additional restricted stock units in lieu of cash.

The restricted stock units reflected in the table below were granted under our 2007 Stock Incentive Plan and were fully vested at the time of grant. Each non-employee director is entitled to receive additional fully vested restricted stock units having a fair market value equal to the amount of dividends he or she would have received had restricted stock been awarded instead of restricted stock units. The restricted stock units are settled by delivery of shares of our common stock when the director ceases to serve on the board, or in ten annual installments following the cessation of service if the director so elects, except that all units are forfeited if the director is removed by our shareholders for cause.

U.S. Bancorp 2016 Proxy Statement	56

Director Compensation

The Compensation Committee retained Cook & Co. to provide advice regarding competitive compensation practices, peer analysis and recommendations to the Compensation Committee for guidance with respect to director compensation in 2015. To determine director compensation for 2015, the Compensation Committee reviewed director compensation information for our peer group companies to check the alignment of our compensation package with market practice and current trends.

Director Stock Ownership Guidelines

The Compensation Committee has established stock ownership guidelines for each non-employee director equal to five times the annual cash retainer. New directors must satisfy this guideline within five years after joining the Board. As of December 31, 2015, all of the directors have sufficient holdings to meet or exceed the stock ownership requirements, or have not yet served on our Board for five years.

Deferred Compensation Plan Participation

Under the U.S. Bank Outside Directors Deferred Compensation Plan (2005 Statement) (the "Director Deferred Compensation Plan"), our non-employee directors may choose to defer all or a part of their cash fees. The minimum amount that can be deferred in any calendar year is $1,000. Cash fees that are deferred are deemed to be invested in one of several investment funds, including a U.S. Bancorp common stock fund, as selected by the participant.

These investment alternatives are the same as those available under the Executive Deferred Compensation Plan. See "Executive Compensation — Nonqualified Deferred Compensation" above on page 51 for the rates of return for 2015 for each of these investment options (also known as measurement funds). The terms of the Director Deferred Compensation Plan are substantially the same as the terms of the Executive Deferred Compensation Plan described in that section.

Prior to the establishment of the Director Deferred Compensation Plan, our non-employee directors could defer their cash fees into a prior U.S. Bancorp deferred compensation plan. Under our prior plan, a director could defer the profit amount associated with U.S. Bancorp stock options or other equity awards.

Director Compensation for Fiscal 2015

The following table shows the compensation of the individuals who served as members of our Board of Directors during any part of fiscal year 2015.

Name[1]	Fees Earned or Paid in Cash ($)		Stock Awards ($)[2]	All Other Compensation ($)		Total ($)
Douglas M. Baker, Jr.	99,000		140,018	—		239,018

Warner L. Baxter[3]	8,125		—	—		8,125

Y. Marc Belton[4]	97,500		140,018	—		237,518

Victoria Buyniski Gluckman[4]	90,000		140,018	—		230,018

Arthur D. Collins, Jr.	144,500	(5)	140,018	1,000	(6)	285,518

Kimberly J. Harris	97,500	(7)	140,018	—		237,518

Roland A. Hernandez	108,000		140,018	—		248,018

Doreen Woo Ho	127,500		140,018	500	(6)	268,018

Joel W. Johnson	127,500	(7)	140,018	3,000	(6)	270,518

Olivia F. Kirtley	127,000	(5)	140,018	—		267,018

Jerry W. Levin[8]	110,000		140,018	—		250,018

Karen S. Lynch[3]	8,125		—	—		8,125

David B. O'Maley	129,500		140,018	—		269,518

O'dell M. Owens	122,000		140,018	—		262,018

Craig D. Schnuck	106,500		140,018	—		246,518

Patrick T. Stokes	138,250	(7)	140,018	1,000	(6)	279,268

Scott W. Wine	102,000	(5)	140,018	—		242,018

1.
Richard K. Davis, our Chairman and Chief Executive Officer, is not included in this table because he was an employee of U.S. Bancorp during 2015 and therefore received no compensation for his service as director. The compensation he received as an employee of U.S. Bancorp is shown above in the Summary Compensation Table.
57	U.S. Bancorp 2016 Proxy Statement

Director Compensation

2.
The amounts in this column are calculated based on the fair market value of our common stock on the date the grant was made in accordance with FASB ASC Topic 718. In 2015, each director (other than Mr. Baxter and Ms. Lynch) received a restricted stock unit grant of 3,224 units with a full grant value of approximately $140,000. Mr. Baxter and Ms. Lynch joined the Board in December 2015, and each was granted a pro rata equity award for their 2015 service in early 2016, which will be reported in our 2017 proxy statement.

  No stock options were granted to any of the non-employee directors in 2015. The directors held restricted stock units and options as of December 31, 2015, as follows:

Name	Restricted Stock Units	Vested Options	Name	Restricted Stock Units	Vested Options
Mr. Baker	57,727	—	Ms. Kirtley	64,965	37,015

Mr. Baxter	—	—	Mr. Levin	—	—

Mr. Belton	—	—	Ms. Lynch	—	—

Ms. Buyniski Gluckman	—	—	Mr. O'Maley	63,941	33,088

Mr. Collins	60,311	35,845	Dr. Owens	56,407	11,029

Ms. Harris	7,068	—	Mr. Schnuck	71,292	33,088

Mr. Hernandez	16,067	—	Mr. Stokes	63,096	11,029

Ms. Woo Ho	16,067	—	Mr. Wine	5,014	—

Mr. Johnson	63,221	35,156

3.
Mr. Baxter and Ms. Lynch joined the Board effective December 7, 2015.
4.
Mr. Belton and Ms. Buyniski Gluckman did not stand for re-election at the 2015 annual meeting.
5.
Messrs. Col and Wine and Ms. Kirtley chose to defer their cash fees under the Director Deferred Compensation Plan.
6.
Matching contributions under our charitable matching gifts program, which matches charitable gifts made by any of our employees and directors.
7.
Ms. Harris and Messrs. Johnson and Stokes elected to convert their annual retainer cash fees into restricted stock units under our 2007 Stock Incentive Plan. Messrs. Johnson and Stokes received compensation in the amount of $22,500 and $19,500, respectively, for attending additional meetings throughout the year that they also elected to convert into restricted stock units. The number of restricted stock units these directors received in lieu of cash was calculated by dividing the cash fees being converted by the fair market value of a share of our common stock on the date of grant, with any fractional units rounded to the nearest whole unit.
8.
Mr. Levin resigned from the Board effective May 28, 2015.
U.S. Bancorp 2016 Proxy Statement	58

Audit Committee Report and Payment of Fees to Auditor

Audit Committee Report and Payment of Fees to Auditor

Audit Committee Report

The consolidated financial statements of U.S. Bancorp for the year ended December 31, 2015, were audited by Ernst & Young LLP, independent auditor for U.S. Bancorp.

As part of its activities, the Audit Committee has:

  1.
  Reviewed and discussed with management the audited financial statements of U.S. Bancorp;
  2.
  Discussed with the independent auditor the matters required to be discussed under Auditing Standard No. 16, Communications with Audit Committees, as adopted by the U.S. Public Company Accounting Oversight Board ("PCAOB"), Statement of Auditing Standards No. 99 (Consideration of Fraud in a Financial Statement Audit), and under the SEC, PCAOB and NYSE rules;
  3.
  Received the written disclosures and letter from the independent auditor required by applicable requirements of the PCAOB regarding the independent accountant's communications with the audit committee concerning independence; and
  4.
  Discussed with the independent auditor their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of U.S. Bancorp for the year ended December 31, 2015, be included in U.S. Bancorp's Annual Report on Form 10-K filed with the SEC.

Audit Committee of the Board of Directors of U.S. Bancorp

Roland A. Hernandez, Chair	Doreen Woo Ho
Warner L. Baxter	Joel W. Johnson
Marc N. Casper*	Scott W. Wine
*
Mr. Casper joined the Board of Directors on March 1, 2016, and therefore was not a member of the Audit Committee when it made its recommendation to the Board regarding the Annual Report on Form 10-K.

Fees to Independent Auditor

The following aggregate fees were billed to us for professional services by Ernst & Young LLP for fiscal years 2015 and 2014:

($ in millions)	2015	2014
Audit Fees	$11.0	$10.4
Audit-Related Fees	5.2	4.4
Tax Fees	4.9	5.0
All Other Fees	1.0	0.5

Total	$22.1	$20.3

Audit Fees: Audit fees consist of fees billed to us by Ernst & Young LLP for the audit of our consolidated financial statements included in our Annual Reports on Form 10-K, reviews of our financial statements included in each of our Quarterly Reports on Form 10-Q, and audits of financial statements of our subsidiaries required by regulation, as well as procedures required by regulators, comfort letters, consents and assistance provided with our regulatory filings.

Audit-Related Fees: Audit-related fees consist of fees billed to us by Ernst & Young LLP for audits of pension and other employee benefit plan financial statements, audits of the financial statements of certain of our subsidiaries and affiliated entities, reviews of internal controls not related to the audit of our consolidated financial statements, and internal control reports for various lines of business to support their customers' business requirements.

59	U.S. Bancorp 2016 Proxy Statement

Audit Committee Report and Payment of Fees to Auditor

Tax Fees: Tax fees consist of fees billed to us by Ernst & Young LLP for tax compliance and review, tax planning and other tax services. The aggregate fees billed for tax compliance and review services, including the preparation of and assistance with federal, state and local income tax returns, sales and use filings, foreign and other tax compliance, provided to us by Ernst & Young LLP was $4.1 million in 2015 and $3.8 million in 2014. In addition to fees being paid for tax compliance services, we paid $0.8 million and $1.2 million for tax planning and other tax services provided to us by Ernst & Young LLP during 2015 and 2014, respectively. Included in tax planning and other tax services was $0.3 million in 2015 and $0.6 million in 2014 associated with advisory services related to new tax reporting regulations.

All Other Fees: Other fees billed to us by Ernst & Young LLP in 2015 primarily related to advisory services for internal control, regulatory reporting and quality assurance programs, and in 2014 primarily related to regulatory compliance advisory services.

Administration of Engagement of Independent Auditor

The Audit Committee is responsible for appointing, compensating, retaining and overseeing the work of our independent auditor, including approving the services provided by the independent auditor and the associated fees. The Audit Committee has established a policy for pre-approving the services provided by our independent auditor in accordance with the auditor independence rules of the SEC. This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent auditor and an annual review of the financial plan for audit fees. To ensure that auditor independence is maintained, the Audit Committee annually pre-approves the audit services to be provided by our independent auditor and the related estimated fees for such services, as well as the nature and extent of specific types of audit-related, tax and other non-audit services to be provided by the independent auditor during the year.

As the need arises, other specific permitted services are pre-approved on a case-by-case basis during the year. A request for pre-approval of services on a case-by-case basis must be submitted by our controller or chief risk officer. These requests are required to include information on the nature of the particular service to be provided, estimated related fees and management's assessment of the impact of the service on the auditor's independence. The Audit Committee has delegated to its chair pre-approval authority between meetings of the Audit Committee. Any pre-approvals made by the chair must be reported to the Audit Committee. The Audit Committee will not delegate to management the pre-approval of services to be performed by our independent auditor.

All of the services provided by our independent auditor in 2015 and 2014, including services related to the Audit-Related Fees, Tax Fees and All Other Fees described above, were approved by the Audit Committee under its pre-approval policies after consideration of any impact of these services on the auditor's independence.

U.S. Bancorp 2016 Proxy Statement	60

Proposal 2 — Ratification of Selection of Independent Auditor

Proposal 2 — Ratification of Selection of Independent Auditor

The Audit Committee has selected Ernst & Young LLP as our independent auditor for the 2016 fiscal year. Ernst & Young LLP began serving as our independent auditor for the fiscal year ended December 31, 2003. Our Audit Committee has carefully considered the selection of Ernst & Young LLP as our independent auditor, and has also considered whether there should be regular rotation of the independent external audit firm. The Audit Committee annually reviews Ernst & Young LLP's independence and performance in connection with the committee's determination of whether to retain Ernst & Young LLP or engage another firm as our independent auditor. In determining whether to reappoint Ernst & Young LLP as U.S. Bancorp's independent auditor, the Audit Committee took into consideration a number of factors, including the length of time the firm has been engaged, the quality of the historical and recent performance on the U.S. Bancorp audit, Ernst & Young LLP's capability and expertise in handling the breadth and complexity of our operations, and the appropriateness of Ernst & Young LLP's fees on an absolute basis and as compared to peer firms.

In accordance with SEC rules and company policies, lead and concurring audit partners are subject to a maximum of five years of service in that capacity. The process for selecting the audit firm's lead engagement partner involves meetings with the candidates for the role by management, review and discussion with the Chair of the Audit Committee, who meets with selected candidates, and further discussion with the full committee. The members of the Audit Committee believe the continued retention of Ernst & Young LLP to serve as our independent auditor is in the best interests of our company and its shareholders.

While we are not required to do so, we are submitting the selection of Ernst & Young LLP to serve as our independent auditor for the 2016 fiscal year for ratification in order to ascertain the views of our shareholders on this appointment. If the selection is not ratified, the Audit Committee will reconsider its selection. Representatives of Ernst & Young LLP are expected to be present at the annual meeting, will be available to answer shareholder questions and will have the opportunity to make a statement if they desire to do so.

FOR

  The Board of Directors recommends that you vote "FOR" ratification of the selection of Ernst & Young LLP as the independent auditor of U.S. Bancorp for the 2016 fiscal year.

61	U.S. Bancorp 2016 Proxy Statement

Proposal 3 — Advisory Vote on Executive Compensation

Proposal 3 — Advisory Vote on Executive Compensation

Executive compensation is an important matter to us. We are asking our shareholders to provide advisory approval of the compensation of our executive officers named in the Summary Compensation Table, as we have described it in the "Compensation Discussion and Analysis" and "Executive Compensation" sections of this proxy statement. We currently conduct annual advisory votes on executive compensation and expect to conduct the next advisory vote at our 2017 annual meeting of shareholders.

We have designed our executive compensation program to attract, motivate, reward and retain the senior management talent required to achieve our corporate objectives and increase shareholder value. Our compensation policies and procedures are centered on a pay-for-performance philosophy and are strongly aligned with the long-term interests of our shareholders.

Our company is presenting this proposal, which gives you as a shareholder the opportunity to endorse or not endorse our executive pay program by voting "FOR" or "AGAINST" the following resolution:

  "RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the named executive officers, as described in the Compensation Discussion and Analysis, the compensation tables and the related disclosure contained in this proxy statement."

As discussed in the "Compensation Discussion and Analysis" section earlier in this proxy statement, the Compensation Committee of the Board of Directors believes that the compensation for 2015 of our NEOs is reasonable and appropriate, is justified by the performance of our company, and is working to ensure management's interests are aligned with our shareholders' interests to support long-term value creation.

In deciding how to vote on this proposal, the Board requests that you consider the following factors, which are more fully discussed in the "Compensation Discussion and Analysis" section beginning on page 25:

  ▶
  Our company was the top performer among its peers by numerous industry measures in 2015 and has been among the top performers for many years.

  ▶
  Our executive compensation programs are centered on a pay-for-performance philosophy and are strongly aligned with the long-term interests of our shareholders. A large majority of the total compensation of our senior executives is tied to short-term and long-term corporate performance, and therefore the value of that compensation varies depending upon the results we provide for our shareholders.

  ▶
  Our executive compensation program reflects many best practices that are intended to further align executive compensation with shareholder interests and to mitigate risk.

This vote, which is required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures relating to our NEOs described in this proxy statement. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of our NEOs.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Board values shareholders' opinions and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

FOR

  The Board of Directors recommends that you vote "FOR" approval of the compensation of our named executive officers, as disclosed in this proxy statement.

U.S. Bancorp 2016 Proxy Statement	62

Proposal 4 — Shareholder Proposal Regarding Independent Chairman

Proposal 4 — Shareholder Proposal Regarding Independent Chairman

The Board of Directors recommends that you vote "AGAINST" the shareholder proposal set forth below.

Shareholder Proposal

Gerald R. Armstrong, 621 Seventeenth Street, No. 2000, Denver, Colorado 80293-2001, 303.355.1199, the owner of 7,276 shares of our common stock, has advised us that he plans to introduce the following resolution at the annual meeting. In accordance with rules of the SEC, the text of the proponent's resolution and supporting statement is printed verbatim from his submission.

  That the shareholders of U.S. BANCORP request its Board of Directors to adopt a policy, and amend the by-laws as necessary, to require the Chairman of the Board of Directors be an independent member of the Board of Directors.

  This policy should not be implemented to violate any contractual obligation and should specify: (a) how to select a new "independent" chairman if the current chairman ceases to be independent during the time between annual meetings of shareholders; and, (b) that compliance is excused if no independent director is available and willing to serve as Chairman.

The reasons given by the proponent for the resolution are as follows:

  This proposal's proponent is a long-term shareholder of U.S. BANCORP and was responsible for its elimination of classified three-year terms for directors and super-majority voting requirements, and gained a policy prohibiting officers and directors from pledging their U.S. BANCORP shares as collateral.

  In past Annual Meetings, he presented similar proposals which received significant shareholder support.

  He is familiar with U.S. BANCORP's problems which originated under an administration where one person served as Chairman and President and was accountable only to himself. The shareholders' dividends remain reduced by 45%. All but four current directors began serving prior to the 2008 recession and six have tenures averaging more than twenty years. The proponent believes an "independent" chairman would seek qualified board members and prevent apparent entrenchment practices.

  DuPont's failures were placed upon its Board Chair and Chief Executive Officer who was ousted by its board in the same manner that Target Corporation's board ousted its Chairman/Chief Executive Officer a year earlier. Studies have confirmed that underperforming companies that lack an "independent" chairman and companies, world-wide, are routinely separating the positions of Chairman and CEO (CEO Succession 2000-2009: A Decade of Convergence and Compression, Booz & Co., Summer, 2010).

  The proponent believes the over-extension of duties weakens leadership and may have caused these failings. He notes, too, that many successful corporations and financial holding companies have independent board chairmen.

  Acquisitions could be ahead for U.S. BANCORP that would demand the greatest diligence and sound governance practices of members of its Board of Directors to the best interests of all shareholders, including those of the entity being acquired.

  Norges Bank Investment Management has stated in support of a similar proposal:

  "The roles of Chairman of the Board and CEO are fundamentally different and should not be held by the same person. There should be a clear division of responsibilities between these positions to insure a balance of power and authority on the Board. Approximately 48% of the S&P 1500 companies have separate CEO and Chairman positions."

  If you agree, please vote "FOR" this proposal.

63	U.S. Bancorp 2016 Proxy Statement

Proposal 4 — Shareholder Proposal Regarding Independent Chairman

Board of Directors' Response

The Board should retain the flexibility to determine the most effective leadership structure for U.S. Bancorp.

U.S. Bancorp's Corporate Governance Guidelines provide that the Board's leadership structure should be determined in light of all relevant facts and circumstances at a given time. This approach allows the Board flexibility to determine whether the roles of CEO and Chairman should be separate or combined based upon U.S. Bancorp's needs and the Board's assessment of our company's leadership from time to time. The Board has deep knowledge of our strategic goals, the unique opportunities and challenges we face, and the various strengths and capabilities of our directors and U.S. Bancorp's senior management. Thus, rather than taking a "one-size fits all" approach to Board leadership, the Board is best positioned to determine the most effective leadership structure for U.S. Bancorp at any given time.

U.S. Bancorp's shareholders are best served by our current leadership structure.

In light of the current environment for the financial services industry and U.S. Bancorp's business objectives, the Board believes that the most effective leadership structure for U.S. Bancorp at the present time is for our CEO, Richard K. Davis, to serve as Chairman of the Board. Combining the positions of Chairman and CEO most effectively utilizes Mr. Davis's extensive experience and knowledge regarding our company. Mr. Davis, who has more than 20 years of service at U.S. Bancorp (including 11 years as President and 9 years as CEO), has the knowledge, expertise and experience to understand and clearly articulate to the Board the opportunities and risks facing U.S. Bancorp. The Board believes that combining the CEO and Chairman positions helps the Board respond quickly and effectively to the many business, market and regulatory challenges facing companies in the rapidly changing financial services industry; serves as a highly effective bridge between the Board and management; and provides the leadership to execute our business strategy and create shareholder value. In addition, Mr. Davis's service as Chairman provides a clarity of leadership for the company and more effectively allows the company to present its vision with one voice.

U.S. Bancorp's corporate governance practices and Board composition provide for strong independent leadership and effective independent oversight of our company.

The Board is committed to the highest standards of good governance and has adopted practices and procedures to provide for Board independence and effective oversight of management:

  ▶
  With the exception of Mr. Davis, the Board is composed entirely of independent directors.

  ▶
  In accordance with the Corporate Governance Guidelines, the Board has a strong, independent Lead Director. Whenever the Chairman of the Board is not an independent director, the independent members of the Board elect an independent director to act as Lead Director based on the recommendation of our Governance Committee. The Lead Director is expected to serve in that capacity for three to five years, and has substantial leadership responsibilities. These responsibilities are described above under the caption "Corporate Governance — Board Leadership Structure." The powers and duties of the Chairman and the Lead Director differ only in that the Chairman presides over the normal business portion of the meetings of the Board. The Lead Director conducts executive sessions of the Board without Mr. Davis at every regular Board meeting and may call for an executive session of independent directors at any time, and approves all Board meeting agendas and schedules. Arthur D. Collins, Jr., is actively engaged as Lead Director and works closely with Mr. Davis on Board matters. The Lead Director provides independent oversight of management and meaningful coordination between our Chairman and our independent directors.

  ▶
  Each of the Audit Committee, Governance Committee, and Compensation and Human Resources Committee is composed solely of independent directors. This means the independent directors oversee critical matters such as the quality and integrity of our financial statements; the compensation of our executive officers, including our Chairman and CEO; the nomination of directors; and the evaluation of the Board and its committees.

  ▶
  The Board undergoes a measured rate of refreshment in order to balance the fresh perspectives contributed by newer members with the business, industry and governance experience contributed by longer-serving members. Taking into consideration the fact that two of our current directors will not stand for re-election at the upcoming annual meeting, five seats on the Board (representing more than one-third of the Board) will have turned over during the past two years.
U.S. Bancorp 2016 Proxy Statement	64

Proposal 4 — Shareholder Proposal Regarding Independent Chairman
  ▶
  The Compensation and Human Resources Committee is responsible for evaluating the CEO's performance and determining his compensation.

  ▶
  The Board and the Audit Committee, Governance Committee, and Compensation and Human Resources Committee each meet in executive session on a regular basis without the presence of management.

  ▶
  All Board members have complete access to management and the authority to retain legal, accounting and other outside consultants to advise the Board and the committees as they deem appropriate.

The proposal's suggestion that U.S. Bancorp's dividend rate is attributable to its Board leadership structure is misleading.

In March 2009, the Board prudently reduced U.S. Bancorp's quarterly cash dividend rate to preserve capital in the face of the severe U.S. economic crisis. The proposal incorrectly suggests that this dividend reduction was somehow attributable to the Chairman and CEO positions being held by the same person. Instead, U.S. Bancorp's dividend rate is determined by the Board based on U.S. Bancorp's capital position and the limitations imposed by federal bank regulators. Since March 2009, U.S. Bancorp's quarterly cash dividend rate has been increased by 410%.

AGAINST

The Board of Directors recommends that you vote "AGAINST" this proposal seeking the adoption of a policy requiring that the Chairman of the Board be an independent director. Proxies will be voted against the proposal unless you vote in favor of it.

Proposal 5 — Shareholder Proposal Regarding Executive Stock Retention

The Board of Directors recommends that you vote "AGAINST" the shareholder proposal set forth below.

Shareholder Proposal

The Service Employees International Union General Fund, 1800 Massachusetts Ave. NW, Washington, DC 20036, the owner of 80 shares of our common stock, has advised us that it plans to introduce the following resolution at the annual meeting. In accordance with rules of the SEC, the text of the proponent's resolution and supporting statement is printed verbatim from its submission.

  Shareholders of U.S. Bancorp (the "Company") urge the Compensation and Human Resources Committee of the Board of Directors (the "Committee") to adopt a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs until the earlier of reaching normal retirement age or terminating employment with the Company. For the purposes of this policy, normal retirement age shall be defined by the Company's qualified retirement plan that has the largest number of plan participants. The shareholders recommend the Committee adopt a share retention percentage requirement of at least 75 percent of net after-tax shares. The policy should prohibit hedging transactions for shares subject to this policy which are not sales but reduce the risk of loss to the executive. This policy shall supplement any other share ownership requirements that have been established for senior executives, and should be implemented so as not to violate the Company's existing contractual obligations or the terms of any compensation or benefit plan currently in effect.

65	U.S. Bancorp 2016 Proxy Statement

Proposal 5 — Shareholder Proposal Regarding Executive Stock Retention

The reasons given by the proponent for the resolution are as follows:

  Equity-based compensation is an important component of senior executive compensation at our Company. While we encourage the use of equity-based compensation for senior executives, we are concerned our Company's senior executives are generally free to sell shares received from our Company's equity compensation plans. In our opinion, the Company's current share ownership guidelines for senior executives do not go far enough to ensure that the Company's equity compensation plans continue to build stock ownership by senior executives over the long-term.

  For example, according to last year's proxy statement, our Company's share ownership guidelines required the Chief Executive officer (the "CEO") to hold shares equal to six times his base salary, or $7.2 million based on his $1.2 million base salary in 2014. In comparison, according to last year's proxy statement, our CEO held 611,908 shares, valued at approximately $27.1 million as of February 11, 2015. However, over the 10-year period ending November 11, 2015, CEO Richard Davis had sold approximately 3.3 million shares, including 2.2 million shares since the beginning of 2010.

  We believe that requiring senior executives to only hold shares equal to a set target loses effectiveness over time. After satisfying these target holding requirements, senior executives are free to sell all the additional shares they receive in equity compensation.

  Our proposal seeks to better link executive compensation with long-term performance by requiring a meaningful share retention ratio for shares received by senior executives from the Company's equity compensation plans. Requiring senior executives to hold a significant percentage of shares obtained through equity compensation plans until they reach retirement age will better align the interests of executives with the interests of shareholders and the Company.

Board of Directors' Response

U.S. Bancorp's stock ownership guidelines for executive officers already align the interests of management with those of our shareholders and the company.

For many years the Compensation and Human Resources Committee of our Board has required that senior executives hold significant amounts of company stock received as equity compensation. The current required ownership levels are shares valued at six times base salary for the Chief Executive Officer and three times base salary for other executive officers.

Our named executive officers own a substantial amount of the company's stock, which ownership levels often significantly exceed their ownership guidelines. The table below sets forth the dollar stock ownership guidelines applicable to each of our named executive officers, based on 2015 salary amounts, as well as the actual share ownership of each named executive officer, in both shares and in dollar value, as of February 1, 2016.

Named Executive Officer	Ownership Guideline	Shares Owned	Dollar Value of Shares Owned	Multiple of Base Salary Owned
Richard K. Davis	$7,800,000 (6x base salary)	729,945	$29,051,811	22.3x

Andrew Cecere	$2,250,000 (3x base salary)	364,176	$14,494,205	19.3x

Kathleen A. Rogers	$1,425,000 (3x base salary)	38,937	$1,549,693	3.3x

Richard B. Payne, Jr.	$1,575,000 (3x base salary)	51,056	$2,032,029	3.9x

P.W. (Bill) Parker	$1,875,000 (3x base salary)	172,715	$6,874,057	11.0x

Jeffry H. von Gillern	$1,650,000 (3x base salary)	79,400	$3,160,120	5.7x

Unvested equity awards are not included in the above table and are not counted in determining whether an executive officer has satisfied the company stock ownership requirements. Significantly, our guidelines require that executive officers retain 100% of the after-tax value of any vested stock award or exercised option until the ownership level is met.

U.S. Bancorp 2016 Proxy Statement	66

Proposal 5 — Shareholder Proposal Regarding Executive Stock Retention

Sensible stock ownership requirements provide executives with the ability to realize value when they drive increases in shareholder value, and to diversify their personal financial portfolios over time. The policy proposed does not strike an appropriate balance between protecting shareholder interests and allowing executives to prudently manage their personal financial affairs. Our Board has carefully considered the appropriateness of the stock ownership levels required of our executive officers, and believes that the current guidelines provide a meaningful connection between our most senior employees' long-term interests and those of our other shareholders such that no changes are necessary.

U.S. Bancorp's executive compensation program effectively links executive pay with the company's long-term performance.

Our stock ownership requirements are set within the context of our entire executive compensation program, which emphasizes alignment of executives' incentives with those of our shareholders in other ways as well. A high percentage of our executive officers' compensation is dependent on our company's financial performance. As discussed in the "Compensation Discussion and Analysis" section of the proxy statement, 89% of our Chief Executive Officer's total direct compensation in 2015 was at risk, as was 84% of our other named executive officers' total direct compensation for 2015 (on an average basis). A significant portion of our executives' compensation comes in the form of performance-based equity awards. Seventy-five percent of each executive's long-term incentive pay is granted in the form of performance-based restricted stock units that are earned based on the company's achievement of ROE (or return on average common equity) targets, which directly measure the return generated by the company on its shareholders' investment. The stock options our executives receive only have value to the extent the price of U.S. Bancorp stock on the exercise date exceeds the stock price on the grant date. All of our executive officers' equity awards vest ratably over four years to foster a long-term perspective.

The proponent suggests that the interests of our executive officers are not sufficiently aligned with shareholder interests. This suggestion ignores the company's outstanding financial performance and the strong creation of shareholder value under its existing management team. In consideration of the extent to which U.S. Bancorp's executive compensation program as a whole creates incentives for long-term financial performance and the specific requirement to retain all net shares until a significant threshold level is achieved, the Board does not believe that additional mechanisms are necessary to link executive pay and performance.

Highly concentrated stock ownership may encourage our executive officers to assume excessive risk or to be overly risk averse.

Requiring executive officers to hold at least 75 percent of net after-tax shares acquired through our equity compensation programs prior to retirement or departure would likely result in our executive officers holding a disproportionate concentration of their assets in U.S. Bancorp stock relative to their total personal assets. This concentration could influence executive decision making and, in certain circumstances, could encourage our senior executives to cause the company to assume excessive risk or to be excessively risk averse, to the detriment of the company and its other shareholders.

The proposed stock retention policy may hinder U.S. Bancorp's ability to attract and retain executive talent.

A policy requiring senior executives to retain a more significant portion of their equity awards until retirement or termination of employment could diminish our ability to attract and retain the talented executives who are critical to our long-term success. Requiring executives to hold onto shares in excess of what is demanded by prevailing market practice could diminish the value of equity compensation in their eyes and motivate them to leave the company earlier than they otherwise would have in order to realize the compensation's value. Our Board believes that our stock ownership guidelines strike the right balance between making certain that our executives are invested in the long-term performance of U.S. Bancorp's stock and ensuring that the company can attract and retain talented executives.

U.S. Bancorp's executive officers are already prohibited from hedging their shares of U.S. Bancorp stock.

U.S. Bancorp's Insider Trading Policy prohibits executive officers from engaging in any hedging or monetization transaction that would allow the executive to continue to own the company's securities without the full risks and rewards of ownership. This anti-hedging prohibition is more robust than the prohibition proposed in the shareholder proposal because the current policy is not limited to shares acquired through U.S. Bancorp's equity compensation programs, but instead applies to all U.S. Bancorp securities held by the executive officer.

AGAINST

  The Board of Directors recommends that you vote "AGAINST" this proposal seeking the adoption of a policy requiring senior executives to retain a significant percentage of shares acquired as equity compensation. Proxies will be voted against the proposal unless you vote in favor of it.

67	U.S. Bancorp 2016 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners and Management

The following table shows how many shares of our common stock were beneficially owned as of February 1, 2016, by each current director and director nominee, each of the NEOs, all of our directors and executive officers as a group, and each person who is known by us to beneficially own more than 5% of our voting securities.

Unless otherwise noted, the shareholders listed in the table have sole voting and investment power with respect to the shares of common stock owned by them. None of the shares beneficially owned by our directors or executive officers are subject to any pledge, in accordance with our company policy prohibiting them from pledging or hedging our common stock.

Name of Beneficial Owner	Common Stock[1]	Options Exercisable Within 60 Days of February 1, 2016	Restricted Stock Units[2]	Deferred Compensation[3]	Total	Percent of Common Stock Outstanding
Douglas M. Baker, Jr.	1,000	—	61,682	—	62,682	*

Warner L. Baxter	—	—	3,876	—	3,876	*

Marc N. Casper	—	—	—	—	—	—

Andrew Cecere	364,176	1,865,357	89,080	—	2,318,613	*

Arthur D. Collins, Jr.	—	35,845	64,283	24,797	124,925	*

Richard K. Davis	729,945	3,767,497	147,274	71,693	4,716,409	*

Kimberly J. Harris	—	—	10,692	—	10,692	*

Roland A. Hernandez	—	—	19,750	—	19,750	*

Doreen Woo Ho	—	—	19,749	—	19,749	*

Joel W. Johnson	84,217	35,156	67,787	22,785	209,945	*

Olivia F. Kirtley	10,243	37,015	68,967	21,790	138,015	*

Karen S. Lynch	—	—	3,876	—	3,876	*

David B. O'Maley	306,331	33,088	67,937	11,836	419,192	*

O'dell M. Owens, M.D., M.P.H.	—	11,029	60,353	70,326	141,708	*

P.W. (Bill) Parker	172,715	174,493	33,404	—	380,612	*

Richard B. Payne, Jr.	51,056	655,600	49,639	—	756,295	*

Kathleen A. Rogers	44,939	11,314	7,201	—	63,454	*

Craig D. Schnuck	3,027	33,088	75,336	—	111,451	*

Patrick T. Stokes	17,512	11,029	67,584	53,748	149,873	*

Jeffry H. von Gillern	79,400	152,524	27,302	—	259,226	*

Scott W. Wine	400	—	8,625	6,198	15,223	*

All directors and executive officers as a group (31 persons)	2,280,634	8,086,407	1,088,066	300,821	11,755,928	*

U.S. Bancorp 2016 Proxy Statement	68

Security Ownership of Certain Beneficial Owners and Management

Name of Beneficial Owner	Common Stock[1]	Options Exercisable Within 60 Days of February 1, 2016	Restricted Stock Units[2]	Deferred Compensation[3]	Total	Percent of Common Stock Outstanding
BlackRock, Inc.[4]	114,576,161	—	—	—	114,576,161	6.55%

Warren E. Buffett Berkshire Hathaway Inc.[5]	103,333,840	—	—	—	103,333,840	5.91%

The Vanguard Group[6]	92,732,849	—	—	—	92,732,849	5.30%

FMR LLC[7]	88,984,159	—	—	—	88,984,159	5.09%

*
Indicates less than 1%.
1.
Common Stock

  Includes the following shares beneficially owned by the indicated director or executive officer:

  ▶
  For Mr. Cecere, includes 341 shares held by Mr. Cecere's wife, as to which Mr. Cecere has no voting or investment power; and 10,667 shares held in the U.S. Bank 401(k) Savings Plan;

  ▶
  For Mr. Davis, includes 195,504 shares held in a trust of which Mr. Davis's wife is trustee and as to which Mr. Davis has no voting or investment power; and 17,942 shares held in the U.S. Bank 401(k) Savings Plan;

  ▶
  For Mr. Johnson, includes 76,738 shares held in trusts of which Mr. Johnson is trustee and 126 shares held by an entity affiliated with Mr. Johnson;

  ▶
  For Mr. Payne, includes 2,360 shares held in the U.S. Bank 401(k) Savings Plan and 2,231 shares held in an IRA account;

  ▶
  For Ms. Rogers, includes 11 shares held in a trust in which Ms. Rogers is trustee, 6,780 shares held in the U.S. Bank 401(k) Savings Plan and 6,002 shares of restricted stock subject to future vesting conditions;

  ▶
  For Mr. Stokes, includes 390 shares held in a trust for which Mr. Stokes is trustee;

  ▶
  For Mr. von Gillern, includes 13,025 shares held in the U.S. Bank 401(k) Savings Plan;

  ▶
  For Mr. Wine, includes 400 shares held in trusts of which Mr. Wine is trustee; and

  ▶
  For all executive officers as a group, includes 101,228 shares held in the U.S. Bank 401(k) Savings Plan for the accounts of certain executive officers; and 35,374 shares of restricted stock granted to certain executive officers that are subject to future vesting conditions.
2.
Restricted Stock Units

  Restricted stock units (including performance-based restricted stock units held by our executive officers) are distributable in an equivalent number of shares of our common stock upon settlement. Restricted stock units granted to our officers are settled as they vest, and restricted stock units granted to our directors are immediately vested but do not settle until the director ceases to serve on the Board (except that all units are forfeited if the director is removed by our shareholders for cause). The number of restricted stock units that are currently vested, or that vest within 60 days of February 1, 2016, is included in this column.

3.
Deferred Compensation

  Certain of our directors and officers have deferred cash compensation under our deferred compensation plans. Some of these deferred amounts will be paid out in shares of our common stock upon the director's or officer's retirement or other termination of employment or service with U.S. Bancorp. The directors and officers have no voting or investment power as to these shares. The number of shares to which the directors and officers would have been entitled had their employment or service with U.S. Bancorp been terminated as of February 1, 2016, is included in this column.

4.
BlackRock, Inc.

  Based on Amendment No. 6 to Schedule 13G filed with the SEC on January 27, 2016, by BlackRock, Inc., on behalf of itself and certain of its subsidiaries. BlackRock, Inc. has sole voting power over 99,033,722 shares, sole dispositive power over 114,561,931 shares, and shared voting and dispositive powers over 14,230 shares. The address for BlackRock is 55 East 52nd Street, New York, NY 10055.

69	U.S. Bancorp 2016 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

5.
Warren E. Buffett and Berkshire Hathaway Inc.

  Based on Amendment No. 2 to Schedule 13G filed with the SEC on February 16, 2016, by Warren E. Buffett, Berkshire Hathaway Inc., a holding company which Mr. Buffett may be deemed to control, and other members of the filing group of which none beneficially owns more than 5% of the outstanding shares of U.S. Bancorp common stock. Mr. Buffett has sole voting and dispositive powers over 884,230 shares, and shared voting and dispositive powers over 102,449,610 shares. Berkshire Hathaway Inc. has sole voting and dispositive powers over no shares, and shared voting and dispositive powers over 102,449,610 shares. The address for each of Mr. Buffett and Berkshire Hathaway is 3555 Farnam Street, Omaha, NE 68131.

6.
The Vanguard Group

  Based on Amendment No. 1 to Schedule 13G filed with the SEC on February 11, 2016, by The Vanguard Group, on behalf of itself and certain of its subsidiaries. The Vanguard Group has sole voting power over 3,085,183 shares, shared voting power over 176,400 shares, sole dispositive power over 89,448,693 shares and shared dispositive power over 3,284,156 shares. Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd., wholly-owned subsidiaries of The Vanguard Group, beneficially own 2,555,295 and 1,258,749 shares, respectively. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

7.
FMR LLC

  Based on Amendment No. 2 to Schedule 13G filed with the SEC on February 12, 2016, by FMR LLC, Abigail P. Johnson, Director, Vice Chairman, Chief Executive Officer and President of FMR LLC, and the following subsidiaries of FMR LLC: FIAM LLC; Fidelity (Canada) Asset Management ULC; Fidelity Institutional Asset Management Trust Company; Fidelity Management Trust Company, Inc.; FMR Co., Inc.; and Strategic Advisers, Inc. FMR LLC has sole voting power over 7,953,183 shares and sole dispositive power over 88,984,159 shares. The address for FMR LLC is 245 Summer Street, Boston, MA 02210.

Questions and Answers About the Annual Meeting and Voting

Why did I receive the proxy materials?

We have furnished the proxy materials to you over the Internet or mailed you a printed copy of these materials because the Board of Directors of U.S. Bancorp is soliciting your proxy to vote your shares of our common stock at the annual meeting of shareholders to be held on April 19, 2016, or at any adjournments or postponements of the meeting.

What is a proxy?

It is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your "proxy vote." Our Board has designated Richard K. Davis and James L. Chosy, two of our executive officers, as the proxies to cast the votes of our shareholders at our 2016 annual meeting of shareholders.

U.S. Bancorp 2016 Proxy Statement	70

Questions and Answers About the Annual Meeting and Voting

How can I access the proxy materials and vote my shares?

The instructions for accessing the proxy materials and voting can be found in the information you received either by mail or e-mail. Depending on how you received the proxy materials, you may vote by Internet, telephone or mail. We encourage you to vote by Internet.

▶
If you are a shareholder who received a notice by mail regarding the Internet availability of the proxy materials: You may access the proxy materials and voting instructions over the Internet via the web address provided in the notice. In order to access this material and vote, you will need the control number provided on the notice you received in the mail. You may vote by following the instructions on the notice or on the website.
▶
If you are a shareholder who received an e-mail directing you to the proxy materials: You may access the proxy materials and voting instructions over the Internet via the web address provided in the e-mail. In order to access these materials and vote, you will need the control number provided in the e-mail. You may vote by following the instructions in the e-mail or on the website.
▶
If you are a shareholder who received the proxy materials by mail: You may vote your shares by following the instructions provided on the proxy card or voting instruction form. If you vote by Internet or telephone, you will need the control number provided on the proxy card or voting instruction form. If you vote by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed envelope.

What is the purpose of the meeting?

At our annual meeting, shareholders will act upon the matters outlined in the notice of annual meeting of shareholders and described in this proxy statement. Management will also report on our performance during the last fiscal year and, once the business of the annual meeting is concluded, respond to questions from shareholders.

Why did I receive a notice regarding the Internet availability of proxy materials instead of a printed copy of the proxy materials?

In accordance with rules adopted by the SEC, we are furnishing our proxy materials to our shareholders primarily over the Internet instead of mailing printed copies of those materials to each shareholder. By doing so, we reduce costs and lessen the environmental impact of our annual meeting. On or about March 8, 2016, we mailed a notice of Internet availability of the proxy materials to most of our shareholders who had not previously requested printed materials. The notice contains instructions about how to access our proxy materials and vote online. This notice is not a proxy card and cannot be used to vote your shares. If you would like to receive a paper copy of our proxy materials, please follow the instructions on the notice.

We provided some of our shareholders, including shareholders who have previously requested to receive paper copies of the proxy materials and some of our shareholders who are participants in our benefit plans, with paper copies of the proxy materials instead of a notice. If you received paper copies of the notice or proxy materials, we encourage you to sign up to receive all of your future proxy materials electronically, as described under "How can I receive my proxy materials by e-mail in the future?" below.

Who is entitled to vote at the meeting?

The Board has set February 23, 2016, as the record date for the annual meeting. If you were a shareholder of record at the close of business on February 23, 2016, you are entitled to vote at the meeting. As of the record date, 1,735,916,083 shares of our common stock were issued and outstanding and, therefore, eligible to vote at the meeting.

What are my voting rights?

Holders of our common stock are entitled to one vote per share. Therefore, a total of 1,735,916,083 votes are entitled to be cast at the meeting. There is no cumulative voting.

71	U.S. Bancorp 2016 Proxy Statement

Questions and Answers About the Annual Meeting and Voting

How many shares must be present to hold the meeting?

In accordance with our bylaws, shares equal to at least one-third of the voting power of our outstanding shares of common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:

  ▶
  you have properly submitted a proxy vote by Internet, telephone or mail, even if you abstain from voting on one or more matters;

  ▶
  you are present and vote in person at the meeting; or

  ▶
  you hold your shares in street name (as discussed below) and you provide voting instructions to your broker, bank, trust or other nominee or you do not provide voting instructions but your broker, bank, trust or other nominee uses its discretionary authority to vote your shares on the ratification of the selection of our independent auditor.

What is the difference between a shareholder of record and a "street name" holder?

If your shares are registered directly in your name with our transfer agent, Computershare Investor Services, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares and your shares are said to be held in "street name." Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the voting instruction form provided by it.

How do I vote if my shares are held in the U.S. Bank 401(k) Savings Plan?

If you hold any shares in the U.S. Bank 401(k) Savings Plan, you are receiving, or being provided access to, the same proxy materials as any other shareholder of record. However, your proxy vote will serve as voting instructions to the plan trustee. Your voting instructions must be received at least five days prior to the annual meeting in order to count. In accordance with the terms of the plan, the trustee will vote all of the shares held in the plan in the same proportion as the actual proxy votes submitted by plan participants at least five days prior to the annual meeting.

Can I vote my shares in person at the meeting?

If you are a shareholder of record, you may vote your shares in person by completing a ballot at the meeting. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

If you are a street name holder, you may vote your shares in person at the meeting only if you obtain a signed letter or other document from your broker, bank, trust or other nominee giving you the right to vote the shares at the meeting.

If you are a participant in the U.S. Bank 401(k) Savings Plan, you may submit a proxy vote as described above, but you may not vote your 401(k) Savings Plan shares in person at the meeting.

What if I am a shareholder of record and do not specify how I want my shares voted?

If you submit your proxy by Internet or submit a signed proxy card and do not specify how you want to vote your shares, we will vote your shares in accordance with the recommendations of the Board. Our telephone voting procedures do not permit you to submit your proxy vote by telephone without specifying how you want your shares voted.

What if I hold my shares in street name and do not provide voting instructions?

If you hold your shares in street name and do not provide voting instructions, your broker, bank, trust or other nominee has discretionary authority to vote your shares on the ratification of the selection of Ernst & Young LLP as our independent auditor. However, in the absence of your specific instructions as to how to vote, your broker, bank, trust or other nominee does not have discretionary authority to vote on any other proposal. It is important, therefore, that you provide instructions to your broker, bank, trust or other nominee so that your vote with respect to the other proposals is counted.

U.S. Bancorp 2016 Proxy Statement	72

Questions and Answers About the Annual Meeting and Voting

What vote is required and what is the effect of abstentions?

You may vote "FOR," "AGAINST" or "ABSTAIN" for each nominee for the Board of Directors and on the other proposals. The following table summarizes for each proposal the votes required for approval of the proposal and the effect of voting "ABSTAIN."

Proposal	Votes Required for Approval	Effect of "ABSTAIN" Vote
Election of directors	Votes cast "FOR" exceed votes cast "AGAINST"	No effect

Approval of all other proposals	Majority of shares present and entitled to vote	Same effect as "AGAINST" vote

What does it mean if I receive more than one notice of Internet availability of proxy materials, proxy card, or voting instruction form?

If you receive more than one notice of Internet availability of proxy materials or more than one set of paper proxy materials, it means that you hold shares in more than one account. To ensure that all of your shares are voted, vote separately for each notice of Internet availability of proxy materials, proxy card, and voting instruction form you receive.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting. If you are a shareholder of record, you may revoke your proxy and change your vote by:

  ▶
  voting again over the Internet or by telephone by no later than 11:59 p.m., Eastern time, on April 18, 2016, or by submitting a proxy card with a later date and returning it so that it is received by April 18, 2016; or

  ▶
  submitting written notice of revocation to our Corporate Secretary at the address shown on page 75 of this proxy statement so that it is received by April 18, 2016.

Attending the meeting will not revoke your proxy unless you specifically request to revoke it or submit a ballot at the meeting. To request an additional proxy card, or if you have any questions about the annual meeting or how to vote or revoke your proxy, you should write to Investor Relations, U.S. Bancorp, 800 Nicollet Mall, Minneapolis, MN 55402 or call 866.775.9668.

If you hold your shares in street name, contact your broker, bank, trust or other nominee regarding how to revoke your proxy and change your vote. If you are a participant in the U.S. Bank 401(k) Savings Plan, you may revoke your proxy and change your vote as described above, but only until 11:59 p.m., Eastern time, on April 14, 2016.

Will my vote be kept confidential?

Yes. We have procedures to ensure that all proxies, ballots and voting tabulations that identify shareholders are kept permanently confidential, except as follows: to meet legal requirements, to assert claims for or defend claims against our company, to allow authorized individuals to count and certify the results of the shareholder vote if a proxy solicitation in opposition to the Board takes place, or to respond to shareholders who have written comments on proxy cards or who have requested disclosure. We also have the voting tabulations performed by an independent third party.

Who will count the votes?

Representatives of Broadridge Financial Solutions, Inc., our tabulation agent, will tabulate the votes and act as independent inspectors of election.

How do I attend the meeting?

You are entitled to attend the annual meeting only if you were, or you hold a valid legal proxy naming you to act for, one of our shareholders on the record date. Before we will admit you to the meeting, we must be able to confirm:

  ▶
  your identity by reviewing a valid form of photo identification, such as a driver's license; and

  ▶
  that you were, or are validly acting for, a shareholder of record on the record date by:

  –
  verifying your name and stock ownership against our list of registered shareholders, if you are the record holder of your shares;
73	U.S. Bancorp 2016 Proxy Statement

Questions and Answers About the Annual Meeting and Voting
    –
    reviewing other evidence of your stock ownership, such as the notice of Internet availability that was mailed to you or your most recent brokerage or bank statement, if you hold your shares in street name; or

    –
    reviewing a written proxy that shows your name and is signed by the shareholder you are representing, in which case either the shareholder must be a registered shareholder of record or you must have a brokerage or bank statement for that shareholder as described above.

Please let us know if you plan to attend the meeting by responding affirmatively when prompted during Internet or telephone voting or by marking the attendance box on your proxy card.

At the entrance to the meeting, we will verify that your name appears in our stock records, or will inspect your brokerage or bank statement as your proof of ownership or any written proxy you present as the representative of a shareholder. We will decide in our sole discretion whether the documentation you present for admission to the meeting meets the requirements described above. The admission of persons who are guests of shareholders is subject to the discretion of management. Anyone needing special assistance should call Investor Relations at 866.775.9668. Please allow ample time for the admission procedures described above.

If you are not able to attend the meeting, you will still be able to access an audio replay of the management presentation given at the meeting from our website. You can find instructions on how to access the replay and the presentation materials on our website at www.usbank.com by clicking on "About U.S. Bank" and then "Webcasts & Presentations."

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or other nominees for forwarding proxy materials to street name holders. We have retained Alliance Advisors, LLC, to assist in the solicitation of proxies for the annual meeting for a fee of approximately $15,000, plus associated costs and expenses.

We are soliciting proxies primarily by mail. In addition, our directors, officers and employees may solicit proxies by telephone, facsimile, e-mail or in person. They will not receive any additional compensation for these activities.

Does the company "household" annual meeting materials?

The SEC rules allow a single copy of the notice of Internet availability of proxy materials or proxy statement and annual report to be delivered to multiple shareholders sharing the same address and last name, or who we reasonably believe are members of the same family, and who consent to receive a single copy of these materials in a manner provided by these rules. This practice is referred to as "householding." Although we do not household for our registered shareholders, we understand that some brokers, banks, trusts and other nominees household U.S. Bancorp notices of Internet availability of proxy materials or proxy statements and annual reports, delivering a single copy of each to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker, bank, trust or other nominee that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our notice of Internet availability of proxy materials or proxy statement or annual report, or if you are receiving multiple copies of any of these documents and wish to receive only one, please notify your broker, bank, trust or other nominee. We will deliver promptly upon written or oral request a separate copy of our notice of Internet availability of proxy materials, proxy statement and/or our annual report to a shareholder at a shared address to which a single copy was delivered. For copies of any of these documents, shareholders should write to Investor Relations, U.S. Bancorp, BC-MN-H23K, 800 Nicollet Mall, Minneapolis, Minnesota 55402, or call 866.775.9668.

How can I receive my proxy materials by e-mail in the future?

Instead of receiving future paper copies of the notice of Internet availability of proxy materials or our proxy materials by mail, you can elect to receive an e-mail with links to these documents, your control number and instructions for voting over the Internet. Opting to receive your proxy materials by e-mail will save the cost of producing and mailing documents to you and will also help conserve environmental resources. Your e-mail address will be kept separate from any other company operations and will be used for no other purpose.

U.S. Bancorp 2016 Proxy Statement	74

Questions and Answers About the Annual Meeting and Voting

If we mailed you a notice of Internet availability of proxy materials or a printed copy of our proxy statement and annual report and you would like to sign up to receive these materials by e-mail in the future, you can choose this option by:

  ▶
  following the instructions provided on your proxy card or voting instruction form if you received a paper copy of the proxy materials;

  ▶
  following the instructions provided when you vote over the Internet; or

  ▶
  going to http://enroll.icsdelivery.com/usb and following the instructions provided.

You may revoke this request at any time by following the instructions at http://enroll.icsdelivery.com/usb. Your election is permanent unless you revoke it later.

Other Matters

Annual Report to Shareholders and Form 10-K

If you received a paper copy of the proxy materials, our 2015 Annual Report to Shareholders, including financial statements for the year ended December 31, 2015, accompanies this proxy statement. The 2015 Annual Report to Shareholders is also available on our website at www.usbank.com by clicking on "About U.S. Bank" and then "Annual Report." Copies of our 2015 Annual Report on Form 10-K, which is on file with the SEC, are available to any shareholder who submits a request in writing to Investor Relations, U.S. Bancorp, BC-MN-H23K, 800 Nicollet Mall, Minneapolis, Minnesota 55402. Copies of any exhibits to the Form 10-K are also available upon written request and payment of a fee covering our reasonable expenses in furnishing the exhibits.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors to file initial reports of ownership and reports of changes in ownership of our securities with the SEC. Executive officers and directors are required to furnish us with copies of these reports. Based solely on a review of the Section 16(a) reports furnished to us with respect to 2015 and written representations from the executive officers and directors, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors during 2015 were satisfied except that Joel W. Johnson was late in filing two Forms 4. One of the transactions was made in November 2014 and reported in April 2015, and the other was made in October 2015 and reported in November 2015.

Contacting U.S. Bancorp's Board of Directors

Shareholders or any other interested party may communicate with our Board of Directors by sending a letter addressed to our Board of Directors, non-management directors, Lead Director or specified individual directors to:

  The Office of the Corporate Secretary
  U.S. Bancorp
  BC-MN-H23I
  800 Nicollet Mall
  Minneapolis, MN 55402

Any such letters will be delivered to the Lead Director, or to a specified director if so addressed. Letters relating to accounting matters will also be delivered to our chief risk officer for handling in accordance with the Audit Committee's policy on investigation of complaints relating to accounting matters.

75	U.S. Bancorp 2016 Proxy Statement

Other Matters

Deadlines for Submitting Proposals and Nominating Directors for 2017 Annual Meeting

Submitting a Shareholder Proposal for Inclusion in Our Proxy Statement

In order for a shareholder proposal to be considered for inclusion in our proxy statement for the 2017 annual meeting of shareholders, we must receive the written proposal at our principal executive offices at U.S. Bancorp, BC-MN-H23I, 800 Nicollet Mall, Minneapolis, Minnesota 55402, Attention: Corporate Secretary, on or before November 8, 2016. The proposal must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Nominating a Director for Inclusion in Our Proxy Statement (Proxy Access Nominees)

A shareholder or group of up to 20 shareholders that has held at least 3% of our company's stock for at least three years is able to submit director nominees for up to 20% of the Board (but at least two directors) for inclusion in our proxy statement if the shareowner(s) and nominee(s) satisfy the requirements specified in our bylaws and notice is received between 150 and 120 days before the anniversary of the date the proxy statement for the prior year's annual meeting was released to shareholders. In order for a nominee to be considered for inclusion in our proxy statement for the 2017 annual meeting of shareholders, we must receive written notice of the nomination at our principal executive offices at U.S. Bancorp, BC-MN-H23I , 800 Nicollet Mall, Minneapolis, Minnesota, Attention: Corporate Secretary, no earlier than October 9, 2016, and no later than November 8, 2016. The notice must contain the specific information required by our bylaws. You can find a copy of our bylaws on our website at www.usbank.com by clicking on "About U.S. Bank" and then "Corporate Governance" and then "Restated Bylaws."

Other Shareholder Proposals and Director Nominations (Advance Notice Provisions)

Our bylaws provide that a shareholder may nominate from the floor a director for election at the annual meeting if proper written notice is received by the Corporate Secretary of U.S. Bancorp at our principal executive offices in Minneapolis, Minnesota, at least 120 days in advance of the anniversary of the prior year's annual meeting. A shareholder may present from the floor a proposal other than a director nomination if proper written notice is received by the Corporate Secretary at least 120 days in advance of the anniversary of the date the proxy statement for the prior year's annual meeting was released to shareholders. For the 2017 annual meeting of shareholders, notices of director nominations and shareholder proposals to be made from the floor must be received on or before December 20, 2016, and November 8, 2016, respectively. The notice must contain the specific information required by our bylaws. You can find a copy of our bylaws on our website at www.usbank.com by clicking on "About U.S. Bank" and then "Corporate Governance" and then "Restated Bylaws."

Shareholder proposals and director nominations for which notice is received by us after November 8, 2016, and December 20, 2016, respectively, may not be presented in any manner at the 2017 annual meeting.

Other Matters for Consideration

We do not know of any other matters that may be presented for consideration at the annual meeting. If any other business does properly come before the annual meeting, the persons named as proxies above under the heading "Questions and Answers About the Annual Meeting and Voting — What is a proxy?" will vote as they deem in the best interests of U.S. Bancorp.

James L. Chosy
 Secretary

Dated: March 8, 2016

U.S. Bancorp 2016 Proxy Statement	76

ANNUAL MEETING LOCATION

Sheraton Denver Downtown Hotel
Grand Ballroom
1550 Court Place
Denver, CO 80202

Community **Possible**

At U.S. Bank, we invest our time, resources and passion to build and support vibrant communities that allow every person to work toward their possible.

We make Community Possible through community investments focused on Work, Home and Play.

Work, Home and Play are the building blocks of all thriving communities where all things are possible – stable employment, a safe place to call home and a community connected through culture, recreation and play. We want every member of our community to find their possible.

We Make Work Possible by supporting organizations that help small businesses thrive, help people succeed in the workforce and gain greater financial literacy, and provide pathways to higher education.

We Make Home Possible by supporting efforts that connect individuals and families with sustainable housing opportunities.

We Make Play Possible by investing in community programs that support ways for children and adults to play and create in venues across the country.

U.S. Bank is the fifth largest commercial bank in the United States and we embrace our responsibility as a community leader and helping everyone make possible happen.

usbancorp

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on April 18, 2016; or April 14, 2016, for shares held in the U.S. Bancorp 401(k) Savings Plan. Have this proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on April 18, 2016; or April 14, 2016, for shares held in the U.S. Bancorp 401(k) Savings Plan. Have this proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date this proxy card and return it in the postage-paid envelope we have provided, or return it to U.S. Bancorp, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, so that it is received by April 19, 2016. U.S. BANCORP INVESTOR RELATIONS 800 NICOLLET MALL BC-MN-H23K MINNEAPOLIS, MN 55402-7014 M99326-P72995-Z67139 U.S. BANCORP The Board of Directors recommends a vote "FOR" each of the following nominees: Abstain Against For 1 - Election of Directors: ! ! ! 1a. Douglas M. Baker, Jr. ! ! ! For Abstain Against 1b. Warner L. Baxter ! ! ! ! ! ! 1m. Craig D. Schnuck 1c. Marc N. Casper ! ! ! ! ! ! 1n. Scott W. Wine 1d. Arthur D. Collins, Jr. ! ! ! 1e. Richard K. Davis Abstain Against For The Board of Directors recommends a vote "FOR" the following proposals: ! ! ! 1f. Kimberly J. Harris ! ! ! ! ! ! 2 - The ratification of the selection of Ernst & Young LLP as our independent auditor for the 2016 fiscal year. 1g. Roland A. Hernandez ! ! ! ! ! ! 3 - An advisory vote to approve the compensation of our executives disclosed in the proxy statement. 1h. Doreen Woo Ho ! ! ! 1i. Olivia F. Kirtley The Board of Directors recommends a vote "AGAINST" the following proposals: ! ! ! 1j. Karen S. Lynch For Against Abstain ! ! ! 1k. David B. O’Maley 4 - SHAREHOLDER PROPOSAL: A shareholder proposal seeking the adoption of a policy requiring that the Chairman of the Board be an independent director. ! ! ! ! ! ! 1l. O’dell M. Owens, M.D., M.P.H. ! For address changes and/or comments, please check this box and write them on the back where indicated. 5 - SHAREHOLDER PROPOSAL: A shareholder proposal seeking the adoption of a policy requiring senior executives to retain a significant percentage of shares acquired as equity compensation. ! ! ! ! ! Please indicate if you plan to attend this meeting. No Yes Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 19, 2016: Our Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. . FOLD AND DETACH HERE . M99327-P72995-Z67139 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2016 ANNUAL MEETING OF SHAREHOLDERS April 19, 2016 The undersigned, having received the Notice of Annual Meeting of Shareholders and proxy statement, revoking any proxy previously given, hereby appoint(s) Richard K. Davis and James L. Chosy, and either of them, as proxies to vote as directed all shares the undersigned is (are) entitled to vote at the U.S. Bancorp 2016 Annual Meeting of Shareholders and authorize(s) each to vote in his discretion upon other business as may properly come before the meeting or any adjournment or postponement thereof. If this signed proxy card contains no specific voting instructions, these shares will be voted "FOR" all nominees for director, "FOR" Proposals 2 and 3, "AGAINST" Proposals 4 and 5, and in the discretion of the named proxies on all other matters. IF YOU DO NOT VOTE BY INTERNET OR PHONE, PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE. Address Changes/Comments: _______________________________________________________________________________ _________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)